UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2018

Date of reporting period: June 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

JUN    06.30.18

ANNUAL REPORT

AB CONCENTRATED GROWTH FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Concentrated Growth Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED GROWTH FUND | 1

ANNUAL REPORT

August 13, 2018

This report provides management’s discussion of fund performance for AB Concentrated Growth Fund for the annual reporting period ended June 30, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2018 (unaudited)

	6 Months	12 Months
AB CONCENTRATED GROWTH FUND
Class A Shares	5.01%	12.39%
Class C Shares	4.64%	11.56%
Advisor Class Shares[1]	5.16%	12.69%
Class R Shares[1]	4.88%	12.12%
Class K Shares[1]	5.04%	12.38%
Class I Shares[1]	5.19%	12.71%
Class Z Shares[1]	5.16%	12.72%
S&P 500 Index	2.65%	14.37%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended June 30, 2018.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. An underweight to energy detracted, while an overweight to the technology sector added to returns, relative to the benchmark. Security selection in the industrials sector contributed, but detracted within consumer discretionary. Top absolute contributors included MasterCard, Abbott Laboratories and Zoetis. Top absolute detractors included Celgene, Chipotle Mexican Grill and Starbucks.

For the six-month period, all share classes outperformed the benchmark, before sales charges. An overweight to the technology sector contributed, while an underweight to energy detracted. Security selection in the industrials sector contributed, but detracted within consumer discretionary. Top absolute contributors to performance included MasterCard, Booking Holdings and Zoetis. Top absolute detractors included Celgene, Hershey and Starbucks.

The Fund did not utilize derivatives during the six- or 12-month periods.

2 | AB CONCENTRATED GROWTH FUND	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

US equity markets posted positive performance during both periods, as markets continued to provide strong earnings growth. Technology and consumer discretionary were the strongest performing sectors over the six-month period, while consumer staples and telecommunications lagged. Technology and consumer discretionary were also strong performers during the 12-month period, while the consumer staples and telecommunications sectors again lagged. US equities ended the 12-month period higher as the S&P 500 Index returned 14.37%.

The S&P 500 Index did not have a single month of negative performance in 2017; subsequently, the environment has normalized to a degree in 2018. Markets have increased in volatility as investors experienced a number of concerns (for example, global trade war). Earnings growth in 2017 was very strong and increased further through the end of the period, which helped keep the market positive over the period. In this environment, the Fund’s Senior Investment Management Team remains focused on sustainably growing the underlying earnings power of the Fund and believes the Fund is well positioned for the current environment.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective of long-term growth of capital by investing primarily in common stocks of listed US companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. While the Fund primarily invests in companies that have market capitalizations of $5 billion or more, it may invest in companies that have market capitalizations of $3 billion to $5 billion.

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

abfunds.com	AB CONCENTRATED GROWTH FUND | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Capitalization Risk: Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Sector Risk: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth

4 | AB CONCENTRATED GROWTH FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

abfunds.com	AB CONCENTRATED GROWTH FUND | 5

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/30/2008 TO 6/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Concentrated Growth Fund Advisor Class shares (from 6/30/2008 to 6/30/2018) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

6 | AB CONCENTRATED GROWTH FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.39%	7.61%
Since Inception[1]	10.97%	9.86%
CLASS C SHARES
1 Year	11.56%	10.56%
Since Inception[1]	10.15%	10.15%
ADVISOR CLASS SHARES[2]
1 Year	12.69%	12.69%
5 Years	13.15%	13.15%
10 Years	11.45%	11.45%
CLASS R SHARES[2]
1 Year	12.12%	12.12%
Since Inception[1]	10.69%	10.69%
CLASS K SHARES[2]
1 Year	12.38%	12.38%
Since Inception[1]	10.97%	10.97%
CLASS I SHARES[2]
1 Year	12.71%	12.71%
Since Inception[1]	11.27%	11.27%
CLASS Z SHARES[2]
1 Year	12.72%	12.72%
Since Inception[1]	11.25%	11.25%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.23%, 1.98%, 0.98%, 1.48%, 1.23%, 0.97% and 0.95% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 2/28/2014.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED GROWTH FUND | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	7.61%
Since Inception[1]	9.86%
CLASS C SHARES
1 Year	10.56%
Since Inception[1]	10.15%
ADVISOR CLASS SHARES[2]
1 Year	12.69%
5 Years	13.15%
10 Years	11.45%
CLASS R SHARES[2]
1 Year	12.12%
Since Inception[1]	10.69%
CLASS K SHARES[2]
1 Year	12.38%
Since Inception[1]	10.97%
CLASS I SHARES[2]
1 Year	12.71%
Since Inception[1]	11.27%
CLASS Z SHARES[2]
1 Year	12.72%
Since Inception[1]	11.25%

1	Inception date: 2/28/2014.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,050.10	$6.25	1.23%	$6.25	1.23%
Hypothetical**	$1,000	$1,018.70	$6.16	1.23%	$6.16	1.23%

abfunds.com	AB CONCENTRATED GROWTH FUND | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,046.40	$10.00	1.97%	$10.05	1.98%
Hypothetical**	$1,000	$1,015.03	$9.84	1.97%	$9.89	1.98%
Advisor Class
Actual	$1,000	$1,051.60	$4.99	0.98%	$4.99	0.98%
Hypothetical**	$1,000	$1,019.93	$4.91	0.98%	$4.91	0.98%
Class R
Actual	$1,000	$1,048.80	$7.47	1.47%	$7.47	1.47%
Hypothetical**	$1,000	$1,017.50	$7.35	1.47%	$7.35	1.47%
Class K
Actual	$1,000	$1,050.40	$6.20	1.22%	$6.25	1.23%
Hypothetical**	$1,000	$1,018.74	$6.11	1.22%	$6.16	1.23%
Class I
Actual	$1,000	$1,051.90	$4.88	0.96%	$4.88	0.96%
Hypothetical**	$1,000	$1,020.03	$4.81	0.96%	$4.81	0.96%
Class Z
Actual	$1,000	$1,051.60	$4.73	0.93%	$4.73	0.93%
Hypothetical**	$1,000	$1,020.18	$4.66	0.93%	$4.66	0.93%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

June 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $415.5

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Mastercard, Inc. – Class A	$32,667,323	7.9%
Abbott Laboratories	31,366,364	7.6
Gartner, Inc.	25,766,785	6.2
Booking Holdings, Inc.	24,685,902	5.9
Facebook, Inc. – Class A	21,235,290	5.1
Verisk Analytics, Inc. – Class A	20,920,050	5.0
Alphabet, Inc. – Class C	20,332,721	4.9
Aptiv PLC	19,693,119	4.7
Charles Schwab Corp. (The)	19,543,451	4.7
Allegion PLC	18,891,157	4.6
	$235,102,162	56.6%

1	All data are as of June 30, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB CONCENTRATED GROWTH FUND | 11

PORTFOLIO OF INVESTMENTS

June 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.6%
Information Technology – 32.0%
Electronic Equipment, Instruments & Components – 4.0%
Amphenol Corp. – Class A	193,623	$16,874,244

Internet Software & Services – 10.0%
Alphabet, Inc. – Class C(a)	18,225	20,332,721
Facebook, Inc. – Class A(a)	109,280	21,235,290

		41,568,011

IT Services – 14.1%
Gartner, Inc.(a)	193,881	25,766,785
Mastercard, Inc. – Class A	166,229	32,667,323

		58,434,108

Technology Hardware, Storage & Peripherals – 3.9%
Apple, Inc.	87,692	16,232,666

		133,109,029

Health Care – 23.3%
Biotechnology – 3.9%
Celgene Corp.(a)	207,670	16,493,152

Health Care Equipment & Supplies – 11.3%
Abbott Laboratories	514,287	31,366,364
West Pharmaceutical Services, Inc.	156,782	15,566,885

		46,933,249

Life Sciences Tools & Services – 3.9%
IQVIA Holdings, Inc.(a)	162,301	16,200,886

Pharmaceuticals – 4.2%
Zoetis, Inc.	204,765	17,443,930

		97,071,217

Consumer Discretionary – 17.4%
Auto Components – 4.7%
Aptiv PLC	214,920	19,693,119

Hotels, Restaurants & Leisure – 3.4%
Starbucks Corp.	292,680	14,297,418

Internet & Direct Marketing Retail – 6.0%
Booking Holdings, Inc.(a)	12,178	24,685,902

Specialty Retail – 3.3%
Ulta Salon Cosmetics & Fragrance, Inc.(a)	57,710	13,472,977

		72,149,416

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 9.6%
Building Products – 4.6%
Allegion PLC	244,198	$18,891,157

Professional Services – 5.0%
Verisk Analytics, Inc. – Class A(a)	194,352	20,920,050

		39,811,207

Financials – 4.7%
Capital Markets – 4.7%
Charles Schwab Corp. (The)	382,455	19,543,451

Materials – 3.7%
Chemicals – 3.7%
Ecolab, Inc.	108,676	15,250,503

Consumer Staples – 2.9%
Food Products – 2.9%
Hershey Co. (The)	128,740	11,980,544

Total Common Stocks (cost $296,964,933)		388,915,367

SHORT-TERM INVESTMENTS – 5.6%
Investment Companies – 5.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.71%(b)(c)(d) (cost $23,239,112)	23,239,112	23,239,112

Total Investments – 99.2% (cost $320,204,045)		412,154,479
Other assets less liabilities – 0.8%		3,344,049

Net Assets – 100.0%		$415,498,528

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

abfunds.com	AB CONCENTRATED GROWTH FUND | 13

STATEMENT OF ASSETS & LIABILITIES

June 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $296,964,933)	$388,915,367
Affiliated issuers (cost $23,239,112)	23,239,112
Cash	48,396
Receivable for capital stock sold	3,750,253
Unaffiliated dividends and interest receivable	89,442
Affiliated dividends receivable	12,221

Total assets	416,054,791

Liabilities
Advisory fee payable	276,228
Payable for capital stock redeemed	156,673
Distribution fee payable	20,479
Administrative fee payable	19,355
Transfer Agent fee payable	5,743
Accrued expenses and other liabilities	77,785

Total liabilities	556,263

Net Assets	$415,498,528

Composition of Net Assets
Capital stock, at par	$1,163
Additional paid-in capital	303,430,296
Distributions in excess of net investment income	(544,061)
Accumulated net realized gain on investment transactions	20,660,696
Net unrealized appreciation on investments	91,950,434

$415,498,528

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$26,919,449	759,484	$35.44	*

C	$18,167,968	530,208	$34.27

Advisor	$369,005,693	10,299,167	$35.83

R	$14,106	402.55	$35.04

K	$558,325	15,750	$35.45

I	$20,857	581.37	$35.88

Z	$812,130	22,646	$35.86

*	The maximum offering price per share for Class A shares was $37.01 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended June 30, 2018

Investment Income
Dividends
Unaffiliated issuers	$3,047,187
Affiliated issuers	108,127	$3,155,314

Expenses
Advisory fee (see Note B)	3,350,037
Distribution fee—Class A	61,813
Distribution fee—Class C	186,532
Distribution fee—Class R	68
Distribution fee—Class K	1,216
Transfer agency—Class A	11,722
Transfer agency—Class C	8,907
Transfer agency—Advisor Class	161,033
Transfer agency—Class R	8
Transfer agency—Class K	243
Transfer agency—Class I	3
Transfer agency—Class Z	7,931
Custodian	120,592
Registration fees	110,688
Administrative	75,819
Legal	49,242
Audit and tax	43,975
Printing	32,261
Directors’ fees	26,879
Miscellaneous	15,533

Total expenses	4,264,502
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(21,471)

Net expenses		4,243,031

Net investment loss		(1,087,717)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		31,405,783
Net change in unrealized appreciation/depreciation of investments		20,471,090

Net gain on investment transactions		51,876,873

Net Increase in Net Assets from Operations		$50,789,156

See notes to financial statements.

abfunds.com	AB CONCENTRATED GROWTH FUND | 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2018	Year Ended June 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,087,717)	$(343,814)
Net realized gain on investment transactions	31,405,783	10,307,507
Net change in unrealized appreciation/depreciation of investments	20,471,090	72,629,715

Net increase in net assets from operations	50,789,156	82,593,408
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(777,915)	(111,879)
Class C	(660,109)	(84,273)
Advisor Class	(11,330,515)	(1,099,048)
Class R	(481)	(51)
Class K	(16,379)	(1,085)
Class I	(486)	(120)
Class Z	(1,412,119)	(227,806)
Capital Stock Transactions
Net increase (decrease)	(28,981,967)	4,057,528

Total increase	7,609,185	85,126,674
Net Assets
Beginning of period	407,889,343	322,762,669

End of period (including distributions in excess of net investment income of ($544,061) and ($288,780), respectively)	$415,498,528	$407,889,343

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2018

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 28 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated Growth Fund (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

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NOTES TO FINANCIAL STATEMENTS (continued)

based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$388,915,367		$	– 0	–	$	– 0	–	$388,915,367
Short-Term Investments	23,239,112			– 0	–		– 0	–	23,239,112

Total Investments in Securities	412,154,479			– 0	–		– 0	–	412,154,479
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$412,154,479		$	– 0	–	$	– 0	–	$412,154,479

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”)

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NOTES TO FINANCIAL STATEMENTS (continued)

and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in

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NOTES TO FINANCIAL STATEMENTS (continued)

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. Effective November 1, 2016 the advisory fee was reduced

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NOTES TO FINANCIAL STATEMENTS (continued)

from 1.00% to .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the year ended June 30, 2018, there was no such waiver/reimbursement. The Expense Caps may not be terminated by the Adviser prior to October 31, 2018.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2018, the reimbursement for such services amounted to $75,819.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $73,527 for the year ended June 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,552 from the sale of Class A shares and received $19 and $266 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2018, such waiver amounted

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NOTES TO FINANCIAL STATEMENTS (continued)

to $21,450. A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2018 is as follows:

Fund	Market Value 6/30/17 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/18 (000)		Dividend Income (000)
Government Money Market Portfolio	$13,394		$113,150	$103,305	$23,239		$108
Government Money Market Portfolio*	– 0	–	9,278	9,278	– 0	–	0	**

Total					$23,239		$108

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for the year ended June 30, 2018 amounted to $32,896, of which $510 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $161,584, $0 and $0 for Class C, Class R and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A

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NOTES TO FINANCIAL STATEMENTS (continued)

shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$109,364,600		$165,520,320
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$321,796,776

Gross unrealized appreciation	$98,460,536
Gross unrealized depreciation	(8,102,833)

Net unrealized appreciation	$90,357,703

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended June 30, 2018.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2018, the Fund had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0 and $195 from the borrowers and Government Money Market Portfolio, respectively, for the year ended June 30, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2018, such waiver amounted to $21. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Class A
Shares sold	269,544	315,687	$9,329,240	$9,393,391

Shares issued in reinvestment of distributions	20,846	3,690	702,718	106,022

Shares converted from Class C	12,890	13,626	436,390	431,013

Shares redeemed	(357,838)	(687,981)	(12,201,788)	(19,825,929)

Net decrease	(54,558)	(354,978)	$(1,733,440)	$(9,895,503)

Class C
Shares sold	55,935	86,388	$1,875,273	$2,489,152

Shares issued in reinvestment of distributions	18,143	2,677	593,815	75,286

Shares converted to Class A	(13,254)	(13,962)	(436,390)	(431,013)

Shares redeemed	(118,835)	(253,755)	(3,955,350)	(7,241,752)

Net decrease	(58,011)	(178,652)	$(1,922,652)	$(5,108,327)

Advisor Class
Shares sold	2,820,160	3,186,102	$98,242,352	$94,440,304

Shares issued in reinvestment of distributions	282,855	32,213	9,625,552	931,605

Shares redeemed	(1,861,200)	(2,862,330)	(64,877,292)	(83,617,725)

Net increase	1,241,815	355,985	$42,990,612	$11,754,184

Class R
Shares redeemed	0 (a)	(889)	0 (b)	(24,475)

Net increase (decrease)	0 (a)	(889)	$0 (b)	$(24,475)

Class K
Shares sold	3,624	10,913	$122,804	$316,134

Shares issued in reinvestment of distributions	471	35	15,898	1,034

Shares redeemed	(524)	(2,580)	(17,743)	(76,030)

Net increase	3,571	8,368	$120,959	$241,138

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares				Amount
	Year Ended June 30, 2018		Year Ended June 30, 2017		Year Ended June 30, 2018	Year Ended June 30, 2017

Class I
Shares sold	174		– 0	–	$6,365	$	– 0	–

Shares issued in reinvestment of distributions	0	(a)	3		0 (b)		68

Shares redeemed	0	(a)	(539)		(11)		(16,637)

Net increase (decrease)	174		(536)		$6,354		$(16,569)

Class Z
Shares sold	91,429		351,298		$3,029,493		$10,492,837

Shares issues in reinvestment of distributions	41,460		7,872		1,412,118		227,806

Shares redeemed	(2,055,443)		(123,436)		(72,885,411)		(3,613,563)

Net increase (decrease)	(1,922,554)		235,734		$(68,443,800)		$7,107,080

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

NOTE G

Risks Involved in Investing in the Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Sector Risk—The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

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Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Long-term capital gains	$14,198,004	$1,524,262

Total taxable distributions paid	$14,198,004	$1,524,262

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$22,253,427
Other losses	(544,061	)(a)
Unrealized appreciation/(depreciation)	90,357,703	(b)

Total accumulated earnings/(deficit)	$112,067,069

(a)	As of June 30, 2018, the fund had a qualified late-year ordinary loss deferral of $544,061. This loss is deemed to arise on July 1, 2018.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net decrease in distributions in excess of net investment income and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,	February 28, 2014(a) to June 30, 2014
2018	2017	2016	2015

Net asset value, beginning of period	$ 32.65	$ 26.04	$ 28.61	$ 26.26	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.15)	(.08)	(.05)	(.10)	(.01)
Net realized and unrealized gain (loss) on investment transactions	4.13	6.82	(1.73)	3.24	1.42

Net increase (decrease) in net asset value from operations	3.98	6.74	(1.78)	3.14	1.41

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 35.44	$ 32.65	$ 26.04	$ 28.61	$ 26.26

Total Return
Total investment return based on net asset value(d)	12.39%	25.93%	(6.38)%	12.12%	5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,920	$26,579	$30,438	$13,785	$56
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.21%	1.22%	1.24%	1.24%	1.24	%^
Expenses, before waivers/reimbursements(e)†	1.21%	1.22%	1.27%	1.39%	2.58	%^
Net investment income (loss)(c)	(.45)%	(.27)%	(.19)%	(.37)%	(.20	)%^
Portfolio turnover rate	27%	29%	44%	23%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated
underlying portfolios	0.01%	0.01%	– 0	–	– 0	–	– 0	–

See footnote summary on page 38.

abfunds.com	AB CONCENTRATED GROWTH FUND | 31

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,	February 28, 2014(a) to June 30, 2014
2018	2017	2016	2015

Net asset value, beginning of period	$ 31.84	$ 25.58	$ 28.33	$ 26.20	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.40)	(.29)	(.25)	(.32)	(.05)
Net realized and unrealized gain (loss) on investment transactions	4.02	6.68	(1.71)	3.24	1.40

Net increase (decrease) in net asset value from operations	3.62	6.39	(1.96)	2.92	1.35

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 34.27	$ 31.84	$ 25.58	$ 28.33	$ 26.20

Total Return
Total investment return based on net asset value(d)	11.56%	25.03%	(7.10)%	11.29%	5.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,168	$18,727	$19,617	$10,652	$47
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.96%	1.97%	1.99%	1.99%	1.99	%^
Expenses, before waivers/reimbursements(e)†	1.96%	1.97%	2.01%	2.14%	3.54	%^
Net investment income (loss)(c)	(1.20)%	(1.02)%	(.94)%	(1.15)%	(.93	)%^
Portfolio turnover rate	27%	29%	44%	23%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated
underlying portfolios	0.01%	0.01%	– 0	–	– 0	–	– 0	–

See footnote summary on page 38.

32 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,	January 1, 2014 to June 30, 2014(f)	Year Ended December 31, 2013
2018	2017	2016	2015

Net asset value, beginning of period	$ 32.91	$ 26.18	$ 28.69	$ 26.28	$ 25.80	$ 18.91

Income From Investment Operations
Net investment income (loss)(b)(c)	(.07)	(.01)	.01	(.04)	(.01)	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.18	6.87	(1.73)	3.24	1.04	6.92

Net increase (decrease) in net asset value from operations	4.11	6.86	(1.72)	3.20	1.03	6.89

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	(.55)	– 0	–
Redemption fee	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(g)

Net asset value, end of period	$ 35.83	$ 32.91	$ 26.18	$ 28.69	$ 26.28	$ 25.80

Total Return
Total investment return based on net asset value(d)	12.69%	26.26%	(6.16)%	12.34%	4.11%	36.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$369,006	$298,099	$227,787	$192,909	$36,630	$25,170
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.96%	.96%	.99%	.99%	1.06	%^	1.23%
Expenses, before waivers/reimbursements(e)†	.96%	.97%	1.01%	1.12%	2.26	%^	1.90%
Net investment income (loss)(c)	(.21)%	(.03)%	.05%	(.13)%	(.06	)%^	(.14)%
Portfolio turnover rate	27%	29%	44%	23%	17%	42%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated
underlying portfolios	0.01%	0.01%	– 0	–	– 0	–	– 0	–	– 0	–

See footnote summary on page 38.

abfunds.com	AB CONCENTRATED GROWTH FUND | 33

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,	February 28, 2014(a) to June 30, 2014
2018	2017	2016	2015

Net asset value, beginning of period	$ 32.37	$ 25.88	$ 28.51	$ 26.24	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.24)	(.15)	(.12)	(.17)	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.10	6.77	(1.72)	3.23	1.42

Net increase (decrease) in net asset value from operations	3.86	6.62	(1.84)	3.06	1.39

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 35.04	$ 32.37	$ 25.88	$ 28.51	$ 26.24

Total Return
Total investment return based on net asset value(d)	12.12%	25.63%	(6.62)%	11.82%	5.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14	$13	$33	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.45%	1.46%	1.49%	1.49%	1.49	%^
Expenses, before waivers/reimbursements(e)†	1.45%	1.47%	1.50%	1.60%	2.79	%^
Net investment income (loss)(c)	(.70)%	(.53)%	(.45)%	(.62)%	(.41	)%^
Portfolio turnover rate	27%	29%	44%	23%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated
underlying portfolios	0.01%	0.01%	– 0	–	– 0	–	– 0	–

See footnote summary on page 38.

34 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,	February 28, 2014(a) to June 30, 2014
2018	2017	2016	2015

Net asset value, beginning of period	$ 32.66	$ 26.04	$ 28.61	$ 26.26	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.16)	(.09)	(.05)	(.10)	(.01)
Net realized and unrealized gain (loss) on investment transactions	4.14	6.84	(1.73)	3.24	1.42

Net increase (decrease) in net asset value from operations	3.98	6.75	(1.78)	3.14	1.41

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 35.45	$ 32.66	$ 26.04	$ 28.61	$ 26.26

Total Return
Total investment return based on net asset value(d)	12.38%	25.97%	(6.38)%	12.12%	5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$558	$398	$99	$12	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.21%	1.21%	1.24%	1.24%	1.24	%^
Expenses, before waivers/reimbursements(e)†	1.22%	1.22%	1.24%	1.35%	2.58	%^
Net investment income (loss)(c)	(.46)%	(.31)%	(.18)%	(.38)%	(.15	)%^
Portfolio turnover rate	27%	29%	44%	23%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated
underlying portfolios	0.01%	0.01%	– 0	–	– 0	–	– 0	–

See footnote summary on page 38.

abfunds.com	AB CONCENTRATED GROWTH FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,	February 28, 2014(a) to June 30, 2014
2018	2017	2016	2015

Net asset value, beginning of period	$ 32.95	$ 26.21	$ 28.71	$ 26.28	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.07)	.00	(g)	.02	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	4.19	6.87	(1.73)	3.24	1.45

Net increase (decrease) in net asset value from operations	4.12	6.87	(1.71)	3.22	1.43

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 35.88	$ 32.95	$ 26.21	$ 28.71	$ 26.28

Total Return
Total investment return based on net asset value(d)	12.71%	26.26%	(6.12)%	12.42%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21	$13	$25	$12	$26,344
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.95%	.95%	.98%	.99%	.99	%^
Expenses, before waivers/reimbursements(e)†	.96%	.96%	.98%	1.09%	1.95	%^
Net investment income (loss)(c)	(.21)%	.01%	.07%	(.07)%	(.27	)%^
Portfolio turnover rate	27%	29%	44%	23%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated
underlying portfolios	0.01%	0.01%	– 0	–	– 0	–	– 0	–

See footnote summary on page 38.

36 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended June 30,	February 28, 2014(a) to June 30, 2014
2018	2017	2016	2015

Net asset value, beginning of period	$ 32.93	$ 26.19	$ 28.69	$ 26.28	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.05)	.00	(g)	.02	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	4.17	6.87	(1.73)	3.24	1.42

Net increase (decrease) in net asset value from operations	4.12	6.87	(1.71)	3.20	1.43

Less: Distributions
Distributions from net realized gain on investment transactions	(1.19)	(.13)	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 35.86	$ 32.93	$ 26.19	$ 28.69	$ 26.28

Total Return
Total investment return based on net asset value(d)	12.72%	26.29%	(6.12)%	12.34%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$812	$64,060	$44,764	$34,464	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.91%	.93%	.96%	.99%	.99	%^
Expenses, before waivers/reimbursements(e)†	.92%	.94%	.96%	1.08%	2.25	%^
Net investment income (loss)(c)	(.13)%	0%	.07%	(.15)%	.09	%^
Portfolio turnover rate	27%	29%	44%	23%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated
underlying portfolios	0.01%	0.01%	– 0	–	– 0	–	– 0	–

See footnote summary on page 38.

abfunds.com	AB CONCENTRATED GROWTH FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2018 and June 30, 2017, such waiver amounted to .01% and .01%, respectively.

(f)	The Predecessor Fund changed its fiscal year end from December 31 to June 30.

(g)	Amount is less than $.005.

^	Annualized.

See notes to financial statements.

38 | AB CONCENTRATED GROWTH FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and the

Shareholders of AB Concentrated Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Concentrated Growth Fund (the “Fund”), one of the funds constituting AB Cap Fund, Inc., (the “Company”) as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period January 1, 2014 to June 30, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Concentrated Growth Fund (one of the funds constituting AB Cap Fund, Inc.) at June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period January 1, 2014 to June 30, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 27, 2018

abfunds.com	AB CONCENTRATED GROWTH FUND | 39

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James T. Tierney(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by Mr. James T. Tierney.

40 | AB CONCENTRATED GROWTH FUND	abfunds.com

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	94	None

DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 76 (2014)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

abfunds.com	AB CONCENTRATED GROWTH FUND | 41

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey,## 74 (2014)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

William H. Foulk, Jr.,## 85 (2014)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

42 | AB CONCENTRATED GROWTH FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2014)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

abfunds.com	AB CONCENTRATED GROWTH FUND | 43

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

44 | AB CONCENTRATED GROWTH FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 66 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	94	None

abfunds.com	AB CONCENTRATED GROWTH FUND | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner,## 79 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

46 | AB CONCENTRATED GROWTH FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

James T. Tierney, 51	Vice President	Senior Vice President of the Adviser** and Chief Investment Officer of Concentrated US Growth since December 2013. Prior thereto, he was Chief Investment Officer of W.P. Stewart and Co. Ltd. (“WPS”) (2010-2013) and Portfolio Manager/Analyst and Senior Vice President of WPS since prior to 2013.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2013.

Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

Phyllis J. Clarke, 57	Controller	Vice President of ABIS,** with which she has been associated since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB CONCENTRATED GROWTH FUND | 47

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Concentrated Growth Fund (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of

48 | AB CONCENTRATED GROWTH FUND	abfunds.com

their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund

abfunds.com	AB CONCENTRATED GROWTH FUND | 49

before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

50 | AB CONCENTRATED GROWTH FUND	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by

abfunds.com	AB CONCENTRATED GROWTH FUND | 51

the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

52 | AB CONCENTRATED GROWTH FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

All China Equity Portfolio

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB CONCENTRATED GROWTH FUND | 53

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

60 | AB CONCENTRATED GROWTH FUND	abfunds.com

AB CONCENTRATED GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CG-0151-0618

JUN    06.30.18

ANNUAL REPORT

AB CONCENTRATED
INTERNATIONAL GROWTH
PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Concentrated International Growth Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 1

ANNUAL REPORT

August 8, 2018

This report provides management’s discussion of fund performance for AB Concentrated International Growth Portfolio for the annual reporting period ended June 30, 2018.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2018 (unaudited)

	6 Months	12 Months
AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO
Class A Shares	0.61%	13.43%
Class C Shares	0.18%	12.57%
Advisor Class Shares[1]	0.61%	13.61%
MSCI EAFE Index (net)	-2.75%	6.84%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended June 30, 2018.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. For both periods, sector selection and security selection contributed, relative to the benchmark. During the 12-month period, an overweight to the technology sector contributed, while an underweight to energy detracted. Security selection in the information technology sector was positive, but detracted within health care. Top absolute contributors to performance included Kosé, ASML and Tencent. Top absolute detractors included Genmab, Adecco and Reckitt Benckiser.

For the six-month period, an overweight to the technology sector contributed, while an underweight to energy detracted. Security selection within the information technology sector added to returns, yet detracted within health care. Top absolute contributors to performance included Kosé, Temenos and ASML. Top absolute detractors included Adecco, Samsonite and Ingenico Group.

2 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

The Fund utilized derivatives in the form of forwards for hedging purposes, which detracted from absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

International markets showed positive performance over the 12-month period, but were challenged over the six-month period. The best performing sectors over the six-month period were technology and consumer discretionary, and the best performing sectors over the 12-month period included technology and energy. International markets continued to show strong earnings momentum. The worst performing sectors in the six-month period were telecommunications and financials, and the worst performing sectors in the 12-month period included telecommunications and consumer staples.

In this environment, the Fund’s Senior Investment Management Team remained focused on sustainably growing the Fund’s underlying earnings power.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund will invest in companies that are determined by the Adviser to offer favorable long-term growth potential and that are trading at attractive valuations. The Adviser will employ an appraisal method which attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors will include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser will compare these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser will weigh economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.

The Fund will invest in a relatively small number of individual stocks, generally 25 to 35 companies. In addition, the Fund is a non-diversified Fund as that term is defined in the Investment Company Act of 1940,

(continued on next page)

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 3

which means that it may invest more of its assets in a smaller number of companies than a diversified fund. The Fund will primarily invest in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2.0 billion or more. The Fund’s holdings of non-US companies may include some companies located in emerging markets, and at times emerging-market companies may make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/15/20151 TO 6/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Concentrated International Growth Portfolio Class A shares (from 4/15/20151 to 6/30/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/15/2015.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	13.43%	8.57%
Since Inception[1]	5.80%	4.39%
CLASS C SHARES
1 Year	12.57%	11.57%
Since Inception[1]	5.01%	5.01%
ADVISOR CLASS SHARES[2]
1 Year	13.61%	13.61%
Since Inception[1]	6.03%	6.03%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 8.95%, 9.38% and 3.74% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.30%, 2.05% and 1.05% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 4/15/2015.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	8.57%
Since Inception[1]	4.39%
CLASS C SHARES
1 Year	11.57%
Since Inception[1]	5.01%
ADVISOR CLASS SHARES[2]
1 Year	13.61%
Since Inception[1]	6.03%

1	Inception date: 4/15/2015.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,006.10	$6.42	1.29%	$6.47	1.30%
Hypothetical**	$1,000	$1,018.40	$6.46	1.29%	$6.51	1.30%
Class C
Actual	$1,000	$1,001.80	$10.13	2.04%	$10.17	2.05%
Hypothetical**	$1,000	$1,014.68	$10.19	2.04%	$10.24	2.05%
Advisor Class
Actual	$1,000	$1,006.10	$5.17	1.04%	$5.22	1.05%
Hypothetical**	$1,000	$1,019.64	$5.21	1.04%	$5.26	1.05%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $45.9

1

All data are as of June 30, 2018. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

June 30, 2018 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Capgemini SE	$1,972,892	4.3%
Recruit Holdings Co., Ltd.	1,858,735	4.1
HDFC Bank Ltd. (ADR)	1,857,174	4.0
Treasury Wine Estates Ltd.	1,807,345	3.9
Ingenico Group SA	1,787,636	3.9
Alibaba Group Holding Ltd. (Sponsored ADR)	1,730,995	3.8
Nidec Corp.	1,615,567	3.5
Prudential PLC	1,495,690	3.3
RELX NV	1,452,616	3.2
ASML Holding NV	1,376,288	3.0
	$16,954,938	37.0%

1	Long-term investments.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

June 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.3%
Information Technology – 25.5%
Electronic Equipment, Instruments & Components – 9.2%
Ingenico Group SA	19,937	$1,787,636
Keyence Corp.	2,300	1,297,233
Murata Manufacturing Co., Ltd.	6,700	1,124,771

		4,209,640

Internet Software & Services – 6.4%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	9,330	1,730,995
Tencent Holdings Ltd.	23,800	1,195,126

		2,926,121

IT Services – 4.3%
Capgemini SE	14,722	1,972,892

Semiconductors & Semiconductor Equipment – 3.0%
ASML Holding NV	6,955	1,376,288

Software – 2.6%
Temenos AG(a)	7,930	1,192,565

		11,677,506

Industrials – 20.1%
Building Products – 2.5%
Assa Abloy AB – Class B	55,252	1,171,983

Electrical Equipment – 3.5%
Nidec Corp.	10,800	1,615,567

Machinery – 4.4%
FANUC Corp.	4,900	971,238
Hoshizaki Corp.	10,400	1,051,049

		2,022,287

Professional Services – 9.7%
Adecco Group AG (REG)	18,970	1,119,497
Recruit Holdings Co., Ltd.	67,300	1,858,735
RELX NV	68,330	1,452,616

		4,430,848

		9,240,685

Consumer Discretionary – 13.0%
Hotels, Restaurants & Leisure – 2.9%
Compass Group PLC	14,847	316,473
Merlin Entertainments PLC(b)	202,020	1,030,038

		1,346,511

Internet & Direct Marketing Retail – 2.6%
Ctrip.com International Ltd. (ADR)(a)	25,530	1,215,994

14 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multiline Retail – 2.9%
B&M European Value Retail SA	247,899	$1,316,930

Textiles, Apparel & Luxury Goods – 4.6%
LVMH Moet Hennessy Louis Vuitton SE	3,703	1,229,465
Samsonite International SA(a)	245,400	871,297

		2,100,762

		5,980,197

Consumer Staples – 11.3%
Beverages – 3.9%
Treasury Wine Estates Ltd.	140,671	1,807,345

Food Products – 4.9%
Calbee, Inc.	35,600	1,339,186
Nestle SA (REG)	11,585	897,847

		2,237,033

Household Products – 2.5%
Reckitt Benckiser Group PLC	13,973	1,148,089

		5,192,467

Financials – 9.8%
Banks – 4.0%
HDFC Bank Ltd. (ADR)	17,684	1,857,174

Capital Markets – 2.5%
Azimut Holding SpA(c)	73,746	1,136,454

Insurance – 3.3%
Prudential PLC	65,611	1,495,690

		4,489,318

Health Care – 6.6%
Biotechnology – 2.3%
Genmab A/S(a)	6,997	1,076,614

Life Sciences Tools & Services – 2.7%
Eurofins Scientific SE	2,215	1,228,462

Pharmaceuticals – 1.6%
Roche Holding AG	3,290	729,913

		3,034,989

Materials – 5.1%
Chemicals – 2.1%
Sika AG	7,020	969,950

Construction Materials – 3.0%
CRH PLC (London)	38,325	1,344,335

		2,314,285

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 1.9%
Cellnex Telecom SA(b)	35,450	$891,265

Total Common Stocks (cost $39,035,728)		42,820,712

SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.71%(d)(e)(f) (cost $2,004,666)	2,004,666	2,004,666

Total Investments Before Security Lending Collateral for Securities Loaned – 97.7% (cost $41,040,394)		44,825,378

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%
Investment Companies – 2.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.71%(d)(e)(f) (cost $1,159,950)	1,159,950	1,159,950

Total Investments – 100.2% (cost $42,200,344)		45,985,328
Other assets less liabilities – (0.2)%		(103,708)

Net Assets – 100.0%		$45,881,620

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	INR	10,282	USD	151	8/09/18	$1,723
Barclays Bank PLC	USD	1,144	GBP	855	9/14/18	(11,850)
Citibank, NA	INR	61,698	USD	908	8/09/18	11,365
Citibank, NA	CNY	940	USD	146	7/19/18	4,086
Citibank, NA	USD	121	CNY	790	7/19/18	(2,285)
Citibank, NA	USD	397	INR	26,846	8/09/18	(7,066)
HSBC Bank USA	INR	7,662	USD	111	8/09/18	(271)
HSBC Bank USA	CNY	3,504	USD	547	7/19/18	18,976
HSBC Bank USA	USD	174	CNY	1,146	7/19/18	(1,124)
State Street Bank & Trust Co.	CNY	1,610	USD	250	7/19/18	7,165
State Street Bank & Trust Co.	USD	214	GBP	159	9/14/18	(3,645)
State Street Bank & Trust Co.	USD	115	GBP	87	9/14/18	15
State Street Bank & Trust Co.	USD	100	AUD	136	9/14/18	753
State Street Bank & Trust Co.	USD	113	AUD	150	9/14/18	(2,215)
UBS AG	CNY	9,950	USD	1,576	7/19/18	74,927
UBS AG	USD	883	AUD	1,170	9/14/18	(17,105)

						$73,449

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PORTFOLIO OF INVESTMENTS (continued)

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the aggregate market value of these securities amounted to $1,921,303 or 4.2% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CNY – Chinese Yuan Renminbi

GBP – Great British Pound

INR – Indian Rupee

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

June 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $39,035,728)	$42,820,712	(a)
Affiliated issuers (cost $3,164,616—including investment of cash collateral for securities loaned of $1,159,950)	3,164,616
Foreign currencies, at value (cost $59,812)	58,930
Receivable for investment securities sold	1,134,120
Receivable for capital stock sold	178,967
Unrealized appreciation on forward currency exchange contracts	119,010
Unaffiliated dividends receivable	82,851
Affiliated dividends receivable	2,590

Total assets	47,561,796

Liabilities
Payable for collateral received on securities loaned	1,159,950
Payable for investment securities purchased and foreign currency transactions	357,155
Unrealized depreciation on forward currency exchange contracts	45,561
Advisory fee payable	24,056
Administrative fee payable	21,100
Directors’ fees payable	7,299
Payable for capital stock redeemed	6,270
Transfer Agent fee payable	3,093
Distribution fee payable	184
Accrued expenses	55,508

Total liabilities	1,680,176

Net Assets	$45,881,620

Composition of Net Assets
Capital stock, at par	$397
Additional paid-in capital	38,891,468
Distributions in excess of net investment income	(17,694)
Accumulated net realized gain on investment and foreign currency transactions	3,150,144
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	3,857,305

	$45,881,620

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$285,567	24,749	$11.54	*

C	$171,612	15,084	$11.38

Advisor	$45,424,441	3,927,394	$11.57

(a)	Includes securities on loan with a value of $1,113,723 (see Note E).

*	The maximum offering price per share for Class A shares was $12.05 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended June 30, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $68,802)	$606,308
Affiliated issuers	25,589	$631,897

Expenses
Advisory fee (see Note B)	341,615
Distribution fee—Class A	284
Distribution fee—Class C	1,085
Transfer agency—Class A	57
Transfer agency—Class C	83
Transfer agency—Advisor Class	19,837
Custodian	83,495
Administrative	79,852
Audit and tax	51,282
Registration fees	51,009
Legal	51,003
Directors’ fees	26,331
Printing	8,970
Miscellaneous	8,639

Total expenses	723,542
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(304,014)

Net expenses		419,528

Net investment income		212,369

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		3,584,020
Forward currency exchange contracts		(202,991)
Foreign currency transactions		(5,124)
Net change in unrealized appreciation/depreciation of:
Investments		277,580
Forward currency exchange contracts		49,449
Foreign currency denominated assets and liabilities		(2,427)

Net gain on investment and foreign currency transactions		3,700,507

Net Increase in Net Assets from Operations		$3,912,876

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2018	Year Ended June 30, 2017
Increase in Net Assets from Operations
Net investment income	$212,369	$247,347
Net realized gain on investment transactions and foreign currency	3,375,905	556,349
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	324,602	3,761,122

Net increase in net assets from operations	3,912,876	4,564,818
Dividends and Distributions to Shareholders from
Net investment income
Class A	(462)	(49)
Class C	(125)	– 0	–
Advisor Class	(274,317)	(13,959)
Net realized gain on investment transactions
Class A	(1,705)	– 0	–
Class C	(1,412)	– 0	–
Advisor Class	(893,979)	– 0	–
Capital Stock Transactions
Net increase	10,500,120	26,395,223

Total increase	13,240,996	30,946,033
Net Assets
Beginning of period	32,640,624	1,694,591

End of period (including distributions in excess of net investment income of ($17,694) and undistributed net investment income of $252,956, respectively)	$45,881,620	$32,640,624

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2018

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 28 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated International Growth Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

22 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2018:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$1,730,995		$9,946,511		$	– 0	–	$11,677,506
Industrials	– 0	–	9,240,685			– 0	–	9,240,685
Consumer Discretionary	1,215,994		4,764,203			– 0	–	5,980,197
Consumer Staples	– 0	–	5,192,467			– 0	–	5,192,467
Financials	1,857,174		2,632,144			– 0	–	4,489,318
Health Care	– 0	–	3,034,989			– 0	–	3,034,989
Materials	– 0	–	2,314,285			– 0	–	2,314,285
Telecommunication Services	– 0	–	891,265			– 0	–	891,265
Short-Term Investments	2,004,666		– 0	–		– 0	–	2,004,666
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,159,950		– 0	–		– 0	–	1,159,950

Total Investments in Securities	7,968,779		38,016,549	(a)		– 0	–	45,985,328
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	119,010			– 0	–	119,010
Liabilities:						– 0	–
Forward Currency Exchange Contracts	– 0	–	(45,561)			– 0	–	(45,561)

Total(c)	$7,968,779		$38,089,998		$	– 0	–	$46,058,777

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and

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NOTES TO FINANCIAL STATEMENTS (continued)

approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

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NOTES TO FINANCIAL STATEMENTS (continued)

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .85% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.30%, 2.05% and 1.05% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. For the year ended June 30, 2018, the reimbursements/waivers amounted to $300,178. The Expense Caps may not be terminated by the Adviser before October 31, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $56,163 for the fiscal period ended June 30, 2015, $228,495 for the year ended June 30, 2016, and $264,793 for the year ended June 30, 2017, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2018, the reimbursement for such services amounted to $79,852.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended June 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales

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NOTES TO FINANCIAL STATEMENTS (continued)

charges of $119 from the sale of Class A shares and received $0 and $492 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2018, such waiver amounted to $2,958.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2018 is as follows:

Fund	Market Value 6/30/17 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,185		$22,587	$21,767	$2,005	$18
Government Money Market Portfolio*	– 0	–	9,164	8,004	1,160	8

Total					$3,165	$26

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended June 30, 2018 amounted to $14,380, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are

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NOTES TO FINANCIAL STATEMENTS (continued)

accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $339 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$20,669,178		$13,117,366
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$42,200,351

Gross unrealized appreciation	$5,459,515
Gross unrealized depreciation	(1,674,538)

Net unrealized appreciation	$3,784,977

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for

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NOTES TO FINANCIAL STATEMENTS (continued)

non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended June 30, 2018, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended June 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$119,010	Unrealized depreciation on forward currency exchange contracts	$45,561

Total		$119,010		$45,561

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(202,991)	$49,449

Total		$(202,991)	$49,449

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2018:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,011,290
Average principal amount of sale contracts	$4,891,770

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$1,723	$	– 0	–	$	– 0	–	$	– 0	–	$1,723
Citibank, NA	15,451		(9,351)			– 0	–		– 0	–	6,100
HSBC Bank USA	18,976		(1,395)			– 0	–		– 0	–	17,581
State Street Bank & Trust Co.	7,933		(5,860)			– 0	–		– 0	–	2,073
UBS AG	74,927		(17,105)			– 0	–		– 0	–	57,822

Total	$119,010		$(33,711)		$	– 0	–	$	– 0	–	$85,299	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$11,850	$	– 0	–	$	– 0	–	$	– 0	–	$11,850
Citibank, NA	9,351		(9,351)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	1,395		(1,395)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	5,860		(5,860)			– 0	–		– 0	–	– 0	–
UBS AG	17,105		(17,105)			– 0	–		– 0	–	– 0	–

Total	$45,561		$(33,711)		$	– 0	–	$	– 0	–	$11,850	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2018, the Fund had securities on loan with a value of $1,113,723 and had received cash collateral which has been invested into Government Money Market Portfolio of $1,159,950. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0 and $8,011 from the borrowers and Government Money Market Portfolio, respectively, for the year ended June 30, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2018, such waiver amounted to $878. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended June 30, 2018	Year Ended June 30, 2017		Year Ended June 30, 2018	Year Ended June 30, 2017

Class A
Shares sold	28,536	0	(a)	$334,644	$4

Shares issued in reinvestment of dividends and distributions	161	– 0	–	1,807	– 0	–

Shares redeemed	(4,948)	– 0	–	(57,277)	– 0	–

Net increase	23,749	– 0	–	$279,174	$4

Class C
Shares sold	16,522	1,736		$191,433	$18,211

Shares issued in reinvestment of dividends and distributions	111	– 0	–	1,229	– 0	–

Shares redeemed	(4,285)	– 0	–	(49,219)	– 0	–

Net increase	12,348	1,736		$143,443	$18,211

Advisor Class
Shares sold	1,769,172	3,352,888		$20,899,991	$30,997,232

Shares issued in reinvestment of dividends and distributions	763	– 0	–	8,574	– 0	–

Shares redeemed	(943,979)	(449,450)		(10,831,062)	(4,620,224)

Net increase	825,956	2,903,438		$10,077,503	$26,377,008

(a)	Share amount is less than one full share.

At June 30, 2018, a shareholder of the Fund owned 92% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$1,132,404	$14,008
Net long-term capital gains	39,596	– 0	–

Total taxable distributions paid	$1,172,000	$14,008

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,239,053
Undistributed capital gains	966,853
Unrealized appreciation/(depreciation)	3,783,849	(a)

Total accumulated earnings/(deficit)	$6,989,755

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,	April 15, 2015(a) to June 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 10.50	$ 8.46	$ 9.77	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08	.05	.03	.03
Net realized and unrealized gain (loss) on investment transactions and foreign currency	1.32	2.04	(1.34)	(.26)

Net increase (decrease) in net asset value from operations	1.40	2.09	(1.31)	(.23)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.05)	(.00	)(d)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.36)	(.05)	– 0	–	– 0	–

Net asset value, end of period	$ 11.54	$ 10.50	$ 8.46	$ 9.77

Total Return
Total investment return based on net asset value(e)	13.43%	24.83%	(13.39)%	(2.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$286	$11	$9	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)†	1.29%	1.29%	1.30%	1.30	%^
Expenses, before waivers/reimbursements(f)†	2.08%	8.96%	17.79%	18.01	%^
Net investment income(c)	.67%	.54%	.34%	1.58	%^
Portfolio turnover rate	34%	66%	42%	2%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%	.00%

See footnote summary on page 39.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30,					April 15, 2015(a) to June 30, 2015
	2018	2017		2016

Net asset value, beginning of period	$ 10.39	$ 8.39		$ 9.75		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.00 (d)	(.02)		(.04)		.02
Net realized and unrealized gain (loss) on investment transactions and foreign currency	1.30	2.02		(1.32)		(.27)

Net increase (decrease) in net asset value from operations	1.30	2.00		(1.36)		(.25)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.28)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.31)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 11.38	$ 10.39		$ 8.39		$ 9.75

Total Return
Total investment return based on net asset value(e)	12.57%	23.84%		(13.93)%		(2.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$172	$28		$8		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)†	2.04%	2.04%		2.05%		2.05	%^
Expenses, before waivers/reimbursements(f)†	2.89%	9.39%		18.58%		18.73	%^
Net investment income (loss)(c)	.02%	(.20)%		(.43)%		.81	%^
Portfolio turnover rate	34%	66%		42%		2%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%		.00%		.00%

See footnote summary on page 39.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,	April 15, 2015(a) to June 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 10.51	$ 8.47	$ 9.77	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06	.20	.05	.04
Net realized and unrealized gain (loss) on investment transactions and foreign currency	1.37	1.91	(1.33)	(.27)

Net increase (decrease) in net asset value from operations	1.43	2.11	(1.28)	(.23)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.07)	(.02)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.37)	(.07)	(.02)	– 0	–

Net asset value, end of period	$ 11.57	$ 10.51	$ 8.47	$ 9.77

Total Return
Total investment return based on net asset value(e)	13.61%	25.12%	(13.13)%	(2.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,424	$32,602	$1,678	$1,935
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)†	1.04%	1.04%	1.05%	1.05	%^
Expenses, before waivers/reimbursements(f)†	1.80%	3.75%	17.53%	17.75	%^
Net investment income(c)	.53%	2.04%	.58%	1.81	%^
Portfolio turnover rate	34%	66%	42%	2%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%	.00%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2018 and June 30, 2017, such waiver amounted to .01% and .01%, respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 39

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Concentrated International Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Concentrated International Growth Portfolio (the “Fund”), one of the funds constituting AB Cap Fund, Inc. (the “Company”), as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period April 15, 2015 (commencement of operations) to June 30, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Concentrated International Growth Portfolio (one of the funds constituting AB Cap Fund, Inc.) at June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period April 15, 2015 (commencement of operations) to June 30, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 27, 2018

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 41

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended June 30, 2018. For such taxable period, the Fund designates 39.50% as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended June 30, 2018, $40,511 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $576,824.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Debasashi (Dev) Chakrabarti(2), Vice President Mark Phelps(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Investment Policy Team. Messrs. Phelps and Chakrabarti are the persons with the most significant responsibility for day-to-day management of the Fund’s Portfolio

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 43

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 76 (2015)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2015)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,## 85 (2015)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2015)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 66 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner,## 79 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Mark Phelps 58	Vice President	Senior Vice President of the Adviser**, and Chief Investment Officer of Concentrated Global Growth, with which he has associated since December 2013. Prior thereto, he was president and managing director of Global Investments at W. P. Stewart & Co. Ltd. (“WPS”) from prior to 2013 until December 2013; and Chief Investment Officer of WPS from prior to 2012 until June 2013.

Debasashi (Dev) Chakrabarti 41	Vice President	Senior Vice President of the Adviser and Senior Research Analyst for Concentrated Global Growth. Prior to joining the Adviser in December 2013, he was a portfolio manager/analyst on the global equity research and portfolio-management team at WPS Advisors since prior to 2013.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2013.

Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

Phyllis J. Clarke, 57	Controller	Vice President of ABIS,** with which she has been associated since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Fund’s Advisor, ABI and ABIS are affiliates of the fund.

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MANAGEMENT OF THE FUND (continued)

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative at AB at 1-800-227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Concentrated International Growth Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute

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agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 55

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

56 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

All China Equity Portfolio

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

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Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

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MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

58 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 59

NOTES

60 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIG-0151-0618

JUN    06.30.18

ANNUAL REPORT

AB EMERGING MARKETS CORE PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Emerging Markets Core Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 1

ANNUAL REPORT

August 14, 2018

This report provides management’s discussion of fund performance for AB Emerging Markets Core Portfolio for the annual reporting period ended June 30, 2018.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2018 (unaudited)

	6 Months	12 Months
AB EMERGING MARKETS CORE PORTFOLIO[1]
Class A Shares	-7.77%	1.91%
Class C Shares	-8.18%	1.05%
Advisor Class Shares[2]	-7.76%	2.07%
MSCI EM Index (net)	-6.66%	8.20%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended June 30, 2018.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. For the 12-month period, security selection in the technology, health care and consumer staples sectors detracted the most relative to the benchmark. An underweight to technology also detracted. Security selection in industrials contributed, as did an overweight to health care. In terms of country positioning, an underweight to Brazil and China detracted, while an underweight to Mexico contributed (country selection is a result of bottom-up security analysis combined with fundamental research).

For the six-month period, an underweight to—and security selection within—the technology sector detracted the most from returns. Security selection in industrials, along with an underweight to real estate, contributed. An overweight to Thailand detracted, while an underweight to South Africa contributed.

The Fund utilized derivatives in the form of stock index futures for hedging and investment purposes, which detracted from absolute returns for the six-month period, and added for the 12-month period. Currency forwards for hedging purposes detracted for both periods.

2 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities advanced during the 12-month period ended June 30, 2018. US stocks outperformed amid favorable corporate tax cuts and generally robust corporate earnings. Emerging-market equities also performed well, given strong synchronized global growth. However, global equity performance wavered during the second half of the period, as inflation and interest-rate concerns came into focus. Increased risk aversion caused equities to decline, especially in emerging markets. Aggressive trade policies from the US and retaliatory measures taken by China, the European Union and others weighed on returns toward the end of June.

The Fund’s Senior Investment Management Team (the “Team”) sees a diverse set of opportunities with companies benefiting from a range of trends, such as technological innovation, emerging-markets consumers’ tendency to upgrade when purchasing goods and changing behaviors of emerging-market consumers. The Team also looks for a range of well-operated businesses within emerging-market economies.

INVESTMENT POLICIES

At least 80% of the Fund’s net assets will under normal circumstances be invested in securities of emerging-market companies and related derivatives. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

The Fund intends to invest primarily in equity securities, which will be selected by the Adviser using an investment philosophy that focuses on a combination of the stocks’ quality, stability and price. These factors will be evaluated based on the Adviser’s estimates of the companies’ future earnings power. The Adviser will employ a “bottom up” approach, primarily taking into account its research findings on specific companies and industries rather than broad economic forecasts. In allocating the Fund’s assets, the Adviser will consider such factors as the Fund’s current country exposure, the liquidity and volatility of the stock markets represented, the key economic characteristics of the countries, and transaction costs. The Fund has the flexibility to invest across the capitalization spectrum and may make significant investments in the securities of mid-capitalization and small-capitalization companies. The Fund is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Fluctuations in currency exchange rates can have a dramatic impact

(continued on next page)

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 3

on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so. The Fund may also take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities traded in that currency.

4 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging-Market Risk: Investments in emerging-market countries may involve more risk than investments in other foreign countries because the markets in emerging-market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/9/20151 TO 6/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Core Portfolio Class A shares (from 9/9/20151 to 6/30/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 9/9/2015.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	1.91%	-2.43%
Since Inception[1]	9.96%	8.28%
CLASS C SHARES
1 Year	1.05%	0.15%
Since Inception[1]	9.12%	9.12%
ADVISOR CLASS SHARES[2]
1 Year	2.07%	2.07%
Since Inception[1]	10.21%	10.21%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 6.58%, 7.37% and 6.28% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.35%, 2.10% and 1.10% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed these expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 9/9/2015.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.43%
Since Inception[1]	8.28%
CLASS C SHARES
1 Year	0.15%
Since Inception[1]	9.12%
ADVISOR CLASS SHARES[2]
1 Year	2.07%
Since Inception[1]	10.21%

1	Inception date: 9/9/2015.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$922.30	$6.43	1.35%	$6.48	1.36%
Hypothetical**	$1,000	$1,018.10	$6.76	1.35%	$6.80	1.36%

10 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$918.20	$9.94	2.09%	$9.99	2.10%
Hypothetical**	$1,000	$1,014.43	$10.44	2.09%	$10.49	2.10%
Advisor Class
Actual	$1,000	$922.40	$5.20	1.09%	$5.24	1.10%
Hypothetical**	$1,000	$1,019.39	$5.46	1.09%	$5.51	1.10%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4.9

1

All data are as of June 30, 2018. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Brazil, Chile, Mexico and United Arab Emirates.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

June 30, 2018 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Tencent Holdings Ltd.	$276,185	5.7%
Samsung Electronics Co., Ltd.	193,948	4.0
51job, Inc. (ADR)	162,082	3.3
Taiwan Semiconductor Manufacturing Co., Ltd.	156,224	3.2
LUKOIL PJSC (Sponsored ADR)	144,753	3.0
China Petroleum & Chemical Corp. – Class H	141,428	2.9
Pernod Ricard SA	135,460	2.8
Credicorp Ltd.	129,444	2.7
Moncler SpA	122,059	2.5
China Telecom Corp., Ltd. – Class H	122,002	2.5
	$1,583,585	32.6%

1	Long-term investments.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

June 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.8%
Financials – 21.9%
Banks – 16.0%
Agricultural Bank of China Ltd. – Class H	242,000	$112,948
Banco de Chile	77,190	11,932
Bangkok Bank PCL	3,800	22,768
Bank of China Ltd. – Class H	110,000	54,552
China Construction Bank Corp. – Class H	68,000	62,223
Credicorp Ltd.	575	129,444
Erste Group Bank AG(a)	1,400	58,366
Hana Financial Group, Inc.	1,980	76,034
Industrial & Commercial Bank of China Ltd. – Class H	33,000	24,613
Itausa – Investimentos Itau SA (Preference Shares)	1	2
KB Financial Group, Inc.	1,330	62,605
Komercni banka as	1,870	78,536
Moneta Money Bank AS(b)	7,970	27,345
Shinhan Financial Group Co., Ltd.	1,450	56,141

		777,509

Consumer Finance – 1.3%
Samsung Card Co., Ltd.	1,860	63,949

Diversified Financial Services – 2.5%
Fubon Financial Holding Co., Ltd.	72,000	120,464

Insurance – 2.1%
Cathay Financial Holding Co., Ltd.	19,000	33,466
DB Insurance Co., Ltd.	390	20,654
PICC Property & Casualty Co., Ltd. – Class H	36,000	38,719
Ping An Insurance Group Co. of China Ltd. – Class H	1,000	9,158

		101,997

		1,063,919

Information Technology – 19.8%
Internet Software & Services – 7.6%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	491	91,095
Tencent Holdings Ltd.	5,500	276,185

		367,280

IT Services – 4.4%
HCL Technologies Ltd.	5,080	68,690
Infosys Ltd. (Sponsored ADR)	5,570	108,225
Tata Consultancy Services Ltd.	1,410	37,970

		214,885

Semiconductors & Semiconductor Equipment – 3.8%
Chipbond Technology Corp.	14,000	28,967
Taiwan Semiconductor Manufacturing Co., Ltd.	22,000	156,224

		185,191

Technology Hardware, Storage & Peripherals – 4.0%
Samsung Electronics Co., Ltd.	4,630	193,948

		961,304

14 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 11.2%
Diversified Consumer Services – 0.7%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	380	$35,971

Hotels, Restaurants & Leisure – 0.8%
Galaxy Entertainment Group Ltd.	5,000	38,542

Specialty Retail – 0.5%
Chow Tai Fook Jewellery Group Ltd.	19,200	21,594

Textiles, Apparel & Luxury Goods – 9.2%
ANTA Sports Products Ltd.	6,000	31,640
Hermes International	140	85,519
Li Ning Co., Ltd.(a)	23,500	25,851
LVMH Moet Hennessy Louis Vuitton SE	290	96,285
Moncler SpA	2,690	122,059
Shenzhou International Group Holdings Ltd.	7,000	86,138

		447,492

		543,599

Consumer Staples – 10.9%
Beverages – 3.0%
Ambev SA	2,000	9,278
Pernod Ricard SA	830	135,460

		144,738

Food & Staples Retailing – 5.2%
CP ALL PCL (NVDR)	46,100	102,171
E-MART, Inc.	240	54,769
President Chain Store Corp.	6,000	67,988
Wal-Mart de Mexico SAB de CV	10,650	28,110

		253,038

Food Products – 2.4%
Uni-President Enterprises Corp.	42,000	106,463
WH Group Ltd.(b)	12,000	9,710

		116,173

Household Products – 0.3%
Hindustan Unilever Ltd.	730	17,431

		531,380

Energy – 8.0%
Oil, Gas & Consumable Fuels – 8.0%
China Petroleum & Chemical Corp. – Class H	158,000	141,428
Esso Thailand PCL (NVDR)	60,300	21,102
LUKOIL PJSC (Sponsored ADR)	2,100	144,753
PetroChina Co., Ltd. – Class H	34,000	25,902
Tatneft PJSC (Sponsored ADR)	850	53,771

		386,956

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 7.2%
Chemicals – 4.9%
Formosa Chemicals & Fibre Corp.	21,000	$83,566
PTT Global Chemical PCL (NVDR)	53,500	117,767
Sinopec Shanghai Petrochemical Co., Ltd. – Class H	62,000	37,691

		239,024

Construction Materials – 0.9%
Anhui Conch Cement Co., Ltd. – Class H	7,500	42,772

Metals & Mining – 1.4%
POSCO	240	70,814

		352,610

Industrials – 6.9%
Industrial Conglomerates – 2.2%
Far Eastern New Century Corp.	84,000	79,538
Jardine Strategic Holdings Ltd.	700	25,500

		105,038

Professional Services – 3.3%
51job, Inc. (ADR)(a)	1,660	162,082

Transportation Infrastructure – 1.4%
Airports of Thailand PCL	18,900	35,940
Jiangsu Expressway Co., Ltd. – Class H	26,000	30,961

		66,901

		334,021

Telecommunication Services – 6.2%
Diversified Telecommunication Services – 5.1%
China Telecom Corp., Ltd. – Class H	260,000	122,002
Chunghwa Telecom Co., Ltd.	25,000	90,096
Telenor ASA	1,780	36,455

		248,553

Wireless Telecommunication Services – 1.1%
China Mobile Ltd.	6,000	53,238

		301,791

Health Care – 3.0%
Health Care Providers & Services – 1.8%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	30,800	84,771

Pharmaceuticals – 1.2%
CSPC Pharmaceutical Group Ltd.	20,000	60,056

		144,827

Utilities – 0.5%
Electric Utilities – 0.3%
Transmissora Alianca de Energia Eletrica SA	3,700	17,852

16 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

Water Utilities – 0.2%
Cia de Saneamento de Minas Gerais-COPASA		800		$8,467

				26,319

Real Estate – 0.2%
Real Estate Management & Development – 0.2%
Aldar Properties PJSC		18,430		10,146

Total Common Stocks (cost $4,251,484)				4,656,872

SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 3.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.71%(c)(d)(e) (cost $162,957)		162,957		162,957

		Principal Amount (000)
Time Deposits – 0.0%
BBH, Grand Cayman (0.57)%, 7/02/18	EUR	0	*	436
0.15%, 7/02/18	NOK	4		446
0.23%, 7/02/18	GBP	0	*	77
0.43%, 7/02/18	SGD	0	*	2
0.89%, 7/03/18	HKD	4		489
4.85%, 7/02/18	ZAR	7		532

Total Time Deposits (cost $2,014)				1,982

Total Short-Term Investments (cost $164,971)				164,939

Total Investments – 99.1% (cost $4,416,455)				4,821,811
Other assets less liabilities – 0.9%				41,683

Net Assets – 100.0%				$4,863,494

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	KRW	46,220	USD	43	7/26/18	$1,870
Barclays Bank PLC	USD	11	IDR	148,548	7/26/18	(287)
Barclays Bank PLC	USD	43	KRW	46,220	7/26/18	(1,714)
HSBC Bank USA	USD	42	IDR	581,271	7/26/18	(1,305)
Standard Chartered Bank	IDR	729,819	USD	51	7/26/18	545

						$(891)

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the aggregate market value of these securities amounted to $37,055 or 0.8% of net assets.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	Affiliated investments.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

KRW – South Korean Won

NOK – Norwegian Krone

SGD – Singapore Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

NVDR – Non Voting Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

18 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

June 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,253,498)	$4,658,854
Affiliated issuers (cost $162,957)	162,957
Foreign currencies, at value (cost $1,534)	1,527
Receivable for investment securities sold	53,799
Receivable from Adviser	28,584
Unaffiliated dividends receivable	21,878
Unrealized appreciation on forward currency exchange contracts	2,415
Affiliated dividends receivable	344

Total assets	4,930,358

Liabilities
Custody fee payable	22,849
Legal fee payable	10,170
Audit and tax fee payable	9,921
Printing fee payable	6,086
Due to Custodian	8,714
Unrealized depreciation on forward currency exchange contracts	3,306
Transfer Agent fee payable	868
Distribution fee payable	12
Accrued expenses and other liabilities	4,938

Total liabilities	66,864

Net Assets	$4,863,494

Composition of Net Assets
Capital stock, at par	$43
Additional paid-in capital	4,125,396
Undistributed net investment income	15,206
Accumulated net realized gain on investment and foreign currency transactions	318,497
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	404,352

$4,863,494

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$11,472	1,017	$11.28	*

C	$11,316	1,007.418	$11.23

Advisor	$4,840,706	428,598	$11.29

*	The maximum offering price per share for Class A shares was $11.78 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 19

STATEMENT OF OPERATIONS

Year Ended June 30, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $23,425)	$182,667
Affiliated issuers	1,912
Interest	52	$184,631

Expenses
Advisory fee (see Note B)	52,524
Transfer agency—Class A	17
Transfer agency—Class C	20
Transfer agency—Advisor Class	6,866
Distribution fee—Class A	33
Distribution fee—Class C	129
Custodian	92,378
Audit and tax	67,633
Administrative	75,935
Legal	30,881
Directors’ fees	26,885
Printing	9,795
Registration fees	111
Miscellaneous	20,735

Total expenses	383,942
Less: expenses waived and reimbursed by the Adviser (see Note B)	(323,201)

Net expenses		60,741

Net investment income		123,890

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		576,782	(a)
Forward currency exchange contracts		(4,133)
Futures		3,772
Foreign currency transactions		(2,443)
Net change in unrealized appreciation/depreciation on:
Investments		(538,064	)(b)
Forward currency exchange contracts		(891)
Foreign currency denominated assets and liabilities		(221)

Net gain on investment and foreign currency transactions		34,802

Net Increase in Net Assets from Operations		$158,692

(a)	Net of foreign capital gains taxes of $5,813.

(b)	Net of decrease in accrued foreign capital gains taxes of $7,743.

See notes to financial statements.

20 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2018	Year Ended June 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$123,890	$72,608
Net realized gain on investment and foreign currency transactions	573,978	512,864
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(539,176)	405,410

Net increase in net assets from operations	158,692	990,882
Dividends and Distributions to Shareholders from
Net investment income
Class A	(182)	(134)
Class C	(81)	(54)
Advisor Class	(89,320)	(79,812)
Net realized gain on investment and foreign currency transactions
Class A	(1,490)	– 0	–
Class C	(1,475)	– 0	–
Advisor Class	(627,768)	– 0	–
Capital Stock Transactions
Net increase (decrease)	– 0	–	(920,000)

Total decrease	(561,624)	(9,118)
Net Assets
Beginning of period	5,425,118	5,434,236

End of period (including undistributed net investment income of $15,206 and $34,791, respectively)	$4,863,494	$5,425,118

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 28 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Core Portfolio (the “Fund”), a non-diversified portfolio. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. The Fund has authorized issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. No classes are being publicly offered. Class R, Class K, Class I, Class Z, Class T, Class 1 or Class 2 shares have not been issued. As of June 30, 2018, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

22 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

24 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2018:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$164,146		$899,773		$	– 0	–	$1,063,919
Information Technology	199,320		761,984			– 0	–	961,304
Consumer Discretionary	35,971		507,628			– 0	–	543,599
Consumer Staples	37,388		493,992			– 0	–	531,380
Energy	198,524		188,432			– 0	–	386,956
Materials	– 0	–	352,610			– 0	–	352,610
Industrials	198,022		135,999			– 0	–	334,021
Telecommunication Services	– 0	–	301,791			– 0	–	301,791
Health Care	– 0	–	144,827			– 0	–	144,827
Utilities	26,319		– 0	–		– 0	–	26,319
Real Estate	– 0	–	10,146			– 0	–	10,146
Short-Term Investments:
Investment Companies	162,957		– 0	–		– 0	–	162,957
Time Deposits	– 0	–	1,982			– 0	–	1,982

Total Investments in Securities	1,022,647		3,799,164	†		– 0	–	4,821,811

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	$	– 0	–	$2,415	$	– 0	–	$2,415
Liabilities
Forward Currency Exchange Contracts		– 0	–	(3,306)		– 0	–	(3,306)

Total^		$1,022,647		$3,798,273	$	– 0	–	$4,820,920

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

^	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period. There were no transfers from Level 2 to Level 1 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings,

26 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of Fund securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $32,958 have been deferred and amortized on a straight line basis over a one year period from September 9, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 0.95% of the first $2.5 billion of the Fund’s average daily net assets, 0.90% of the next $2.5 billion up to $5 billion, and 0.85% of the excess of $5 billion. Prior to May 5, 2017, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund paid the Adviser an advisory fee at an annual rate of 1.175% of the first $1 billion of the Fund’s average daily net assets, 1.05% of the next $1 billion up to $2 billion, 1.00% of the excess of $2 billion up to $3 billion, 0.90% of the excess of $3 billion up to $6 billion, and 0.85% of the excess of $6 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than advisory fees of any AB mutual funds in which the Fund may invest, except advisory fees borne by the Fund in connection with the investment of securities lending collateral, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.35%, 2.10% and 1.10% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Effective May 5, 2017, the Expense Cap for Class A was reduced from 1.70% to 1.35% of the daily average net assets, for Class C was reduced from 2.45% to 2.10% of the daily average net assets, for Advisor Class was reduced from 1.45% to 1.10% of the daily average net assets. For the year ended June 30, 2018 the reimbursements/waivers amounted to $246,962. The Expense Caps may not be terminated by the Adviser prior to one year from the date the Fund’s shares are first offered to the public. Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such reimbursements/waivers that are subject to repayment amount to $210,275 for the fiscal period ended June 30, 2016, and $237,518 for the fiscal year ended June 30, 2017. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages specified in the current Expense Caps. Also, for the period July 1, 2016 through May 4, 2017, the Adviser voluntarily waived its management fee for the Fund in an additional amount of .05% of average daily net assets. For the period July 1, 2016 through May 4, 2017, such waiver amounted to $2,408.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2018, the Adviser voluntarily agreed to waive such fees in the amount of $75,935.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $5,337 for the year ended June 30, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares nor received any contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2018, such waiver amounted to $304.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2018, is as follows:

Fund	Market Value 06/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 06/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$100	$2,573	$2,510	$163	$2

Brokerage commissions paid on investment transactions for the year ended June 30, 2018, amounted to $9,169, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$5,100,516		$5,822,270
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$4,425,283

Gross unrealized appreciation	$567,237
Gross unrealized depreciation	(171,756)

Net unrealized appreciation	$395,481

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its fund.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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NOTES TO FINANCIAL STATEMENTS (continued)

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended June 30, 2018, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its fund against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the

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NOTES TO FINANCIAL STATEMENTS (continued)

notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended June 30, 2018, the Fund held futures for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended June 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,415	Unrealized depreciation on forward currency exchange contracts	$3,306

Total		$2,415		$3,306

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(4,133)	$(891)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	3,772	– 0	–

Total		$(361)	$(891)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2018:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$629,785	(a)
Average principal amount of sale contracts	$606,654	(a)

Futures:
Average original value of buy contracts	$99,913	(a)

(a)	Positions were open eight months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Barclays Bank PLC	$1,870	$(1,870)		$	– 0	–	$	– 0	–	$	– 0	–
Standard Chartered Bank	545	– 0	–		– 0	–		– 0	–		545

Total	$2,415	$(1,870)		$	– 0	–	$	– 0	–		$545	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$2,001	$(1,870)		$	– 0	–	$	– 0	–	$131
HSBC Bank USA	1,305	– 0	–		– 0	–		– 0	–	1,305

Total	$3,306	$(1,870)		$	– 0	–	$	– 0	–	$1,436	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended June 30, 2018		Year Ended June 30, 2017	Year Ended June 30, 2018			Year Ended June 30, 2017

Class A
Shares issued in reinvestment of dividends	– 0	–	13	$	– 0	–	$134

Net increase	– 0	–	13	$	– 0	–	$134

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended June 30, 2018		Year Ended June 30, 2017	Year Ended June 30, 2018			Year Ended June 30, 2017

Class C
Shares issued in reinvestment of dividends	– 0	–	5	$	– 0	–	$54

Net increase	– 0	–	5	$	– 0	–	$54

Advisor Class
Shares issued in reinvestment of dividends	– 0	–	7,638	$	– 0	–	$79,812

Shares redeemed	– 0	–	(79,745)		– 0	–	(1,000,000)

Net decrease	– 0	–	(72,107)	$	– 0	–	$(920,188)

NOTE F

Risks Involved in Investing in the Fund

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, and regulatory or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Non-diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$231,646	$80,000
Long-term capital gains	488,670	– 0	–

Total taxable distributions paid	$720,316	$80,000

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NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,362
Undistributed capital gains	329,571
Unrealized appreciation/(depreciation)	395,368	(a)

Total accumulated earnings/(deficit)	$740,301	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of accrued Argentinian capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, reclassifications of foreign capital gains tax, the redesignation of dividends, and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in undistributed net investment income, a net increase in accumulated net realized gain on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,	September 9, 2015(a) to June 30, 2016
2018	2017

Net asset value, beginning of period	$ 12.58	$ 10.80	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.26	.12	.07
Net realized and unrealized gain on investment and foreign currency transactions	.08	1.79	.78

Net increase in net asset value from operations	.34	1.91	.85

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.13)	(.05)
Distributions from net realized gain on investment and foreign currency transactions	(1.46)	– 0	–	– 0	–

Total dividends and distributions	(1.64)	(.13)	(.05)

Net asset value, end of period	$ 11.28	$ 12.58	$ 10.80

Total Return
Total investment return based on net asset value(d)	1.99	%*	17.96%	8.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$13	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements†	1.35%	1.60%	1.65	%(e)
Expenses, before waivers/reimbursements†	7.19%	6.88%	8.26	%(e)
Net investment income(c)	1.99%	1.04%	.87	%(e)
Portfolio turnover rate	95%	94%	62%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,	September 9, 2015(a) to June 30, 2016
2018	2017

Net asset value, beginning of period	$ 12.54	$ 10.76	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.03	.01
Net realized and unrealized gain on investment and foreign currency transactions	.08	1.80	.77

Net increase in net asset value from operations	.24	1.83	.78

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.05)	(.02)
Distributions from net realized gain on investment and foreign currency transactions	(1.46)	– 0	–	– 0	–

Total dividends and distributions	(1.55)	(.05)	(.02)

Net asset value, end of period	$ 11.23	$ 12.54	$ 10.76

Total Return
Total investment return based on net asset value(d)	1.13	%*	17.14%	7.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$13	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements†	2.10%	2.35%	2.40	%(e)
Expenses, before waivers/reimbursements†	7.97%	7.67%	9.01	%(e)
Net investment income(c)	1.24%	.29%	.11	%(e)
Portfolio turnover rate	95%	94%	62%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,	September 9, 2015(a) to June 30, 2016
2018	2017

Net asset value, beginning of period	$ 12.60	$ 10.81	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.29	.14	.09
Net realized and unrealized gain on investment and foreign currency transactions	.07	1.81	.77

Net increase in net asset value from operations	.36	1.95	.86

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.16)	(.05)
Distributions from net realized gain on investment and foreign currency transactions	(1.46)	– 0	–	– 0	–

Total dividends and distributions	(1.67)	(.16)	(.05)

Net asset value, end of period	$ 11.29	$ 12.60	$ 10.81

Total Return
Total investment return based on net asset value(d)	2.15	%*	18.34%	8.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,841	$5,399	$5,413
Ratio to average net assets of:
Expenses, net of waivers/reimbursements†	1.10%	1.35%	1.40	%(e)
Expenses, before waivers/reimbursements†	6.94%	6.58%	8.01	%(e)
Net investment income(c)	2.24%	1.27%	1.12	%(e)
Portfolio turnover rate	95%	94%	62%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

*

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Emerging Markets Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Emerging Markets Core Portfolio (the “Fund”), one of the funds constituting AB Cap Fund, Inc. (the “Company”), as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period September 9, 2015 (commencement of operations) to June 30, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Emerging Markets Core Portfolio (one of the funds constituting AB Cap Fund, Inc.) at June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period September 9, 2015 (commencement of operations) to June 30 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 27, 2018

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 43

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended June 30, 2018.

For corporate shareholders, 2.06% of dividends paid qualify for the dividends received deduction.

For individual shareholders, the Fund designates 50.01% of dividends paid as qualified dividend income.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended June 30, 2018, $29,031 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $202,655.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Kent W. Hargis(2), Vice President Stuart Rae(2), Vice President Sammy Suzuki(2), Vice President Emilie D. Wrapp, Secretary	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer Joseph J. Mantineo, Treasurer and Chief Financial Officer

Custodian and Accounting Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s portfolio managers. Messrs. Hargis, Rae and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 45

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 76 (2015)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non- profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi- conductors) since 2007

Michael J. Downey,## 74 (2015)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,## 85 (2015)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2015)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 66 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	94	None

Earl D. Weiner,## 79 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 51

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Kent W. Hargis 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013; Co-Chief Investment Officer – Strategic Core Equities since 2018; Head of Quantitative Research-Equities.

Stuart Rae 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer of the Asia-Pacific Value Equities.

Sammy Suzuki 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. Co-Chief Investment Officer – Strategic Core Equities since 2018.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 53

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Core Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, and that the proposed reduction in the advisory fee rate would likely impact the Adviser’s profitability analysis in future years. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 55

the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed. The directors noted that the reduction in the advisory fee rate effective since May 5, 2017 would likely impact the Adviser’s profitability analysis in future years.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s

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contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective since May 5, 2017) with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 57

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since May 5, 2017, when the advisory fee rate was reduced and the Adviser had set the Fund’s expense cap at a correspondingly lower level. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

All China Equity Portfolio

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB EMERGING MARKETS CORE PORTFOLIO | 59

NOTES

60 | AB EMERGING MARKETS CORE PORTFOLIO	abfunds.com

AB EMERGING MARKETS CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

EMCP-0151-0618

JUN    06.30.18

ANNUAL REPORT

AB GLOBAL CORE EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Core Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 1

ANNUAL REPORT

August 07, 2018

This report provides management’s discussion of fund performance for AB Global Core Equity Portfolio for the annual reporting period ended June 30, 2018.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2018 (unaudited)

	6 Months	12 Months
AB GLOBAL CORE EQUITY PORTFOLIO
Class A Shares	1.06%	10.72%
Class C Shares	0.66%	9.87%
Advisor Class Shares[1]	1.22%	11.02%
MSCI ACWI (net)	-0.43%	10.73%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended June 30, 2018.

Class A and Class C shares of the Fund underperformed the benchmark for the 12-month period, while Advisor Class shares outperformed; all share classes of the Fund outperformed the benchmark for the six-month period, before sales charges. For the 12-month period, sector allocation detracted relative to the benchmark, while security selection contributed. Country positioning (a result of bottom-up security analysis combined with fundamental research) was positive while currency selection was negative. An overweight in the telecommunications sector and an underweight in technology detracted, while an underweight in consumer staples and an overweight in consumer discretionary contributed. Stock selection in the health care and consumer discretionary sectors detracted, but contributed within financials and consumer staples.

Performance during the six-month period was driven by security selection. Country positioning was also positive, while sector allocation and currency selection were negative. Security selection in the financials and consumer staples sectors contributed, as did an overweight to Finland and an

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underweight to Japan. An overweight in telecommunications and an underweight in energy detracted, as did currency positioning in the Danish krone and South African rand.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities advanced during the 12-month period ended June 30, 2018. US stocks outperformed amid favorable corporate tax cuts and generally robust corporate earnings. Emerging-market equities also performed well, given strong, synchronized global growth. However, global equity performance wavered during the second half of the 12-month period, as inflation and interest-rate concerns came into focus. Increased risk aversion caused equities to decline, especially in emerging markets. Aggressive trade policies from the US and retaliatory measures taken by China, the European Union and others weighed on returns toward the end of June.

The Fund’s Senior Investment Management Team continues to invest in firms that are attractively valued in a core portfolio setup, and to minimize unintended factor risks.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of non-US companies, and invests in companies in at least three countries (including the United States).

The Fund is principally comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. The Adviser will seek companies that are attractively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser will consider include strong business fundamentals, capable management, prudent corporate governance, a strong balance sheet, strong earnings power, high earnings quality, low downside risk and substantial upside potential. In managing the Fund, the Adviser will not seek to have a bias towards any investment style, economic sector, country or company size. The Fund’s holdings of non-US companies will frequently include companies located in emerging markets, and at times emerging-market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on

(continued on next page)

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 3

the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/12/20141 TO 6/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Global Core Equity Portfolio Class A shares (from 11/12/20141 to 6/30/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 11/12/2014.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	10.72%	6.02%
Since Inception[1]	8.07%	6.79%
CLASS C SHARES
1 Year	9.87%	8.87%
Since Inception[1]	7.23%	7.23%
ADVISOR CLASS SHARES[2]
1 Year	11.02%	11.02%
Since Inception[1]	8.32%	8.32%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.22%, 2.06% and 0.97% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.15%, 1.90% and 0.90% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through October 31, 2018 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 11/12/2014.

2

Please note that this share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	6.02%
Since Inception[1]	6.79%
CLASS C SHARES
1 Year	8.87%
Since Inception[1]	7.23%
ADVISOR CLASS SHARES[2]
1 Year	11.02%
Since Inception[1]	8.32%

1	Inception date: 11/12/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.60	$5.73	1.15%
Hypothetical**	$1,000	$1,019.09	$5.76	1.15%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,006.60	$9.45	1.90%
Hypothetical**	$1,000	$1,015.37	$9.49	1.90%
Advisor Class
Actual	$1,000	$1,012.20	$4.49	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

June 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $478.3

1

All data are as of June 30, 2018. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.2% or less in the following countries: Chile, Hong Kong, South Korea, Spain and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

JUNE 30, 2018 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Anthem, Inc.	$23,775,627	5.0%
Wells Fargo & Co.	20,469,169	4.3
Microsoft Corp.	19,809,270	4.1
Starbucks Corp.	17,716,869	3.7
Alphabet, Inc. – Class C	17,413,065	3.6
Service Corp. International/US	16,509,891	3.5
Jyske Bank A/S	14,917,894	3.1
Visa, Inc. – Class A	13,798,641	2.9
Julius Baer Group Ltd.	13,237,387	2.8
L’Oreal SA	13,034,115	2.7
	$170,681,928	35.7%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

June 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.5%
Financials – 22.1%
Banks – 10.8%
Citigroup, Inc.	124,180	$8,310,126
DBS Group Holdings Ltd.	394,800	7,677,684
Jyske Bank A/S	272,922	14,917,894
Wells Fargo & Co.	369,213	20,469,169

		51,374,873

Capital Markets – 8.7%
B3 SA - Brasil Bolsa Balcao	547,900	2,890,938
BlackRock, Inc. – Class A	9,856	4,918,538
CME Group, Inc. – Class A	38,725	6,347,802
Julius Baer Group Ltd.(a)	226,004	13,237,387
London Stock Exchange Group PLC	68,196	4,014,666
Singapore Exchange Ltd.	1,941,600	10,202,921

		41,612,252

Diversified Financial Services – 1.4%
Cielo SA	1,595,483	6,800,588

Insurance – 1.2%
Arthur J Gallagher & Co.	88,300	5,764,224

		105,551,937

Information Technology – 16.2%
Internet Software & Services – 3.7%
Alphabet, Inc. – Class C(a)	15,608	17,413,065

IT Services – 3.8%
Cognizant Technology Solutions Corp. – Class A	57,126	4,512,383
Visa, Inc. – Class A	104,180	13,798,641

		18,311,024

Semiconductors & Semiconductor Equipment – 2.4%
Intel Corp.	159,223	7,914,975
Taiwan Semiconductor Manufacturing Co., Ltd.	479,000	3,401,417

		11,316,392

Software – 5.1%
Microsoft Corp.	200,885	19,809,270
SAP SE	41,250	4,760,984

		24,570,254

Technology Hardware, Storage & Peripherals – 1.2%
Samsung Electronics Co., Ltd.	135,800	5,688,605

		77,299,340

Consumer Discretionary – 15.6%
Diversified Consumer Services – 5.0%
Service Corp. International/US	461,299	16,509,891
Sotheby’s(a)	138,820	7,543,479

		24,053,370

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 4.9%
Compass Group PLC	168,810	$3,598,292
Starbucks Corp.	362,679	17,716,869
Telepizza Group SA(a)(b)	332,225	2,246,360

		23,561,521

Media – 1.6%
Naspers Ltd. – Class N	30,090	7,587,008

Specialty Retail – 1.8%
AutoZone, Inc.(a)	12,950	8,688,543

Textiles, Apparel & Luxury Goods – 2.3%
NIKE, Inc. – Class B	67,281	5,360,950
Samsonite International SA	1,579,200	5,606,980

		10,967,930

		74,858,372

Industrials – 12.9%
Air Freight & Logistics – 0.6%
CH Robinson Worldwide, Inc.	36,573	3,059,697

Commercial Services & Supplies – 3.0%
Secom Co., Ltd.	153,800	11,793,981
Taiwan Secom Co., Ltd.	859,000	2,523,983

		14,317,964

Machinery – 5.6%
Dover Corp.	165,050	12,081,660
Kone Oyj – Class B	220,625	11,217,795
Stanley Black & Decker, Inc.	26,493	3,518,535

		26,817,990

Professional Services – 1.9%
RELX NV	434,114	9,228,763

Road & Rail – 1.1%
ALD SA(b)(c)	292,315	4,978,412

Transportation Infrastructure – 0.7%
Flughafen Zurich AG	16,200	3,296,135

		61,698,961

Health Care – 10.6%
Biotechnology – 3.6%
Biogen, Inc.(a)	30,618	8,886,568
Gilead Sciences, Inc.	120,613	8,544,225

		17,430,793

Health Care Providers & Services – 6.3%
Anthem, Inc.	99,885	23,775,627
UnitedHealth Group, Inc.	25,216	6,186,493

		29,962,120

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals – 0.7%
Roche Holding AG	14,994	$3,326,542

		50,719,455

Telecommunication Services – 6.8%
Wireless Telecommunication Services – 6.8%
China Mobile Ltd.	580,000	5,146,309
KDDI Corp.	444,900	12,165,751
MTN Group Ltd.	1,190,830	9,366,908
SoftBank Group Corp.	85,200	6,083,975

		32,762,943

Consumer Staples – 5.9%
Beverages – 0.8%
Diageo PLC	103,489	3,717,935

Food Products – 0.5%
Danone SA(c)	33,076	2,414,961

Household Products – 1.9%
Procter & Gamble Co. (The)	114,830	8,963,630

Personal Products – 2.7%
L’Oreal SA	52,871	13,034,115

		28,130,641

Energy – 3.0%
Oil, Gas & Consumable Fuels – 3.0%
LUKOIL PJSC (Sponsored ADR)	108,773	7,497,723
Royal Dutch Shell PLC – Class B	189,550	6,788,353

		14,286,076

Utilities – 2.9%
Electric Utilities – 1.1%
Enel Americas SA (Sponsored ADR)	308,582	2,718,607
Enel Chile SA (ADR)	495,119	2,416,181

		5,134,788

Water Utilities – 1.8%
Guangdong Investment Ltd.	5,484,000	8,679,173

		13,813,961

Materials – 1.8%
Chemicals – 1.8%
BASF SE	90,064	8,598,280

Real Estate – 1.7%
Real Estate Management & Development – 1.7%
CBRE Group, Inc. – Class A(a)	174,515	8,331,346

Total Common Stocks (cost $423,904,476)		476,051,312

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.71%(d)(e)(f) (cost $1,443,941)		1,443,941		$1,443,941

		Principal Amount (000)
Time Deposits – 0.1%
BBH Grand Cayman (1.45)%, 7/02/18	CHF	48		48,332
(0.93)%, 7/02/18	SEK	1		106
(0.60)%, 7/02/18	DKK	308		48,199
0.23%, 7/02/18	GBP	73		95,972
0.51%, 7/03/18	CAD	0	*	1
1.13%, 7/02/18	AUD	0	*	1
4.85%, 7/02/18	ZAR	658		47,959
BNP Paribas, Paris (0.57)%, 7/02/18	EUR	42		48,615
Hong Kong & Shanghai Bank, Hong Kong 0.89%, 7/03/18	HKD	1,335		170,132
Hong Kong & Shanghai Bank, Singapore 0.43%, 7/02/18	SGD	66		48,538
Sumitomo, Tokyo (0.22)%, 7/02/18	JPY	5,262		47,528

Total Time Deposits (cost $555,749)				555,383

Total Short-Term Investments (cost $1,999,690)				1,999,324

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $425,904,166)				478,050,636

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.71%(d)(e)(f) (cost $709,245)		709,245		709,245

Total Investments – 100.1% (cost $426,613,411)				478,759,881
Other assets less liabilities – (0.1)%				(421,277)

Net Assets – 100.0%				$478,338,604

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PORTFOLIO OF INVESTMENTS (continued)

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the aggregate market value of these securities amounted to $7,224,772 or 1.5% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

SGD – Singapore Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

June 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $424,460,225)	$476,606,695	(a)
Affiliated issuers (cost $2,153,186—including investment of cash collateral for securities loaned of $709,245)	2,153,186
Foreign currencies, at value (cost $131)	129
Receivable for capital stock sold	1,147,447
Unaffiliated dividends receivable	931,621
Affiliated dividends receivable	3,899

Total assets	480,842,977

Liabilities
Payable for investment securities purchased	1,275,310
Payable for collateral received on securities loaned	709,245
Advisory fee payable	258,640
Payable for capital stock redeemed	124,690
Administrative fee payable	17,996
Due to Custodian	12,497
Transfer Agent fee payable	11,458
Distribution fee payable	2,767
Accrued expenses and other liabilities	91,770

Total liabilities	2,504,373

Net Assets	$478,338,604

Composition of Net Assets
Capital stock, at par	$3,840
Additional paid-in capital	421,891,668
Undistributed net investment income	3,666,164
Accumulated net realized gain on investment and foreign currency transactions	635,245
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	52,141,687

	$478,338,604

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$12,925,339	1,040,806	$12.42	*

C	$150,126	12,212	$12.29

Advisor	$465,263,139	37,344,555	$12.46

(a)	Includes securities on loan with a value of $678,681 (See Note E).

*	The maximum offering price per share for Class A shares was $12.97 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended June 30, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $549,632)	$9,162,790
Affiliated issuers	38,463
Securities lending income	47,695
Interest	2,429	$9,251,377

Expenses
Advisory fee (see Note B)	2,983,480
Transfer agency—Class A	1,769
Transfer agency—Class C	50
Transfer agency—Advisor Class	85,612
Distribution fee—Class A	19,894
Distribution fee—Class C	1,105
Custodian	120,031
Audit and tax	75,364
Administrative	73,038
Registration fees	71,802
Legal	48,720
Recoupment of previously reimbursed expenses (see Note B)	30,453
Directors’ fees	26,886
Printing	26,801
Miscellaneous	39,930

Total expenses	3,604,935
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(7,465)

Net expenses		3,597,470

Net investment income		5,653,907

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		9,914,647
Foreign currency transactions		2,888
Net change in unrealized appreciation/depreciation on:
Investments		21,054,274
Foreign currency denominated assets and liabilities		(6,981)

Net gain on investment and foreign currency transactions		30,964,828

Net Increase in Net Assets from Operations		$36,618,735

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2018	Year Ended June 30, 2017
Increase in Net Assets from Operations
Net investment income	$5,653,907	$3,316,844
Net realized gain on investment and foreign currency transactions	9,917,535	11,063,305
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	21,047,293	30,467,791

Net increase in net assets from operations	36,618,735	44,847,940
Dividends and Distributions to Shareholders from
Net investment income
Class A	(66,213)	(8,866)
Class C	(450)	(179)
Advisor Class	(4,452,284)	(1,917,949)
Net realized gain on investment and foreign currency transactions
Class A	(225,338)	– 0	–
Class C	(3,254)	– 0	–
Advisor Class	(12,476,407)	– 0	–
Capital Stock Transactions
Net increase	142,134,008	116,326,193

Total increase	161,528,797	159,247,139
Net Assets
Beginning of period	316,809,807	157,562,668

End of period (including undistributed net investment income of $3,666,164 and $2,894,987, respectively)	$478,338,604	$316,809,807

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2018

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 28 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Global Core Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2018:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$55,501,385		$50,050,552		$	– 0	–	$105,551,937
Information Technology	63,448,334		13,851,006			– 0	–	77,299,340
Consumer Discretionary	58,066,092		16,792,280			– 0	–	74,858,372
Industrials	18,659,892		43,039,069			– 0	–	61,698,961
Health Care	47,392,913		3,326,542			– 0	–	50,719,455
Telecommunication Services	9,366,908		23,396,035			– 0	–	32,762,943
Consumer Staples	8,963,630		19,167,011			– 0	–	28,130,641
Energy	7,497,723		6,788,353			– 0	–	14,286,076
Utilities	5,134,788		8,679,173			– 0	–	13,813,961
Materials	– 0	–	8,598,280			– 0	–	8,598,280
Real Estate	8,331,346		– 0	–		– 0	–	8,331,346
Short-Term Investments:
Investment Companies	1,443,941		– 0	–		– 0	–	1,443,941
Time Deposits	– 0	–	555,383			– 0	–	555,383
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	709,245		– 0	–		– 0	–	709,245

Total Investments in Securities	284,516,197		194,243,684	†		– 0	–	478,759,881
Other Financial Instruments*:	– 0	–	– 0	–		– 0	–	– 0	–

Total^	$284,516,197		$194,243,684		$	– 0	–	$478,759,881

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

^

There were de minimis transfers from Level 1 to Level 2. An amount of $ 7,901,929 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion of the Fund’s average daily net assets, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess of $5 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and .90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. For the year ended June 30, 2018, the reimbursements/waivers amounted to $19. The expense caps may not be terminated by the Adviser before October 31, 2018. Any fees waived and expenses borne by the Adviser through October 31, 2018 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $269,481 for the fiscal period ended June 30, 2015, $117,707 for the fiscal year ended June 30, 2016, and $149,385 for the fiscal year ended June 30, 2017. For the year ended June 30, 2018, the Fund made repayments to the Adviser in the amount of $30,453. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2018, the reimbursement for such services amounted to $73,038.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that

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NOTES TO FINANCIAL STATEMENTS (continued)

provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $64,026 for the year ended June 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $227 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2018, such waiver amounted to $3,194.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2018 is as follows:

Fund	Market Value 6/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,914	$110,443	$111,913	$1,444	$18
Government Money Market Portfolio*	3,130	72,242	74,663	709	20

Total				$2,153	$38

*	Investment of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended June 30, 2018 amounted to $215,338, of which $252 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $33 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$307,926,791		$176,532,622
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$428,443,126

Gross unrealized appreciation	$64,018,850
Gross unrealized depreciation	(13,702,095)

Net unrealized appreciation	$50,316,755

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund did not engage in derivative transactions during the year ended June 30, 2018.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset

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NOTES TO FINANCIAL STATEMENTS (continued)

as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2018, the Fund had securities on loan with a value of $678,681 and had received cash collateral which has been invested into Government Money Market Portfolio of $709,245. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $47,625 and $19,692 from the borrowers and Government Money Market Portfolio, respectively, for the year ended June 30, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2018, such waiver amounted to $4,252. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Class A
Shares sold	542,666	439,101	$6,805,669	$4,648,624

Shares issued in reinvestment of dividends and distributions	23,839	861	291,551	8,866

Shares redeemed	(30,235)	(32,224)	(373,298)	(340,256)

Net increase	536,270	407,738	$6,723,922	$4,317,234

Class C
Shares sold	10,406	4,612	$130,717	$50,044

Shares issued in reinvestment of dividends and distributions	265	13	3,221	134

Shares redeemed	(4,467)	(255)	(57,697)	(2,786)

Net increase	6,204	4,370	$76,241	$47,392

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Advisor Class
Shares sold	15,208,058	13,534,525	$189,225,280	$146,150,623

Shares issued in reinvestment of dividends and distributions	1,349,038	174,287	16,525,713	1,798,641

Shares redeemed	(5,669,924)	(3,357,275)	(70,417,148)	(35,987,697)

Net increase	10,887,172	10,351,537	$135,333,845	$111,961,567

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$8,345,140	$1,926,994
Long-term capital gains	8,878,806	– 0	–

Total taxable distributions paid	$17,223,946	$1,926,994

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,666,164
Undistributed capital gains	2,464,961
Unrealized appreciation/(depreciation)	50,311,972	(a)

Total accumulated earnings/(deficit)	$56,443,097

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the redesignation of dividends resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,	November 12, 2014(a) to June 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 11.72	$ 9.70	$ 10.15	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.16	.16	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.09	1.94	(.51)	.11	†

Net increase (decrease) in net asset value from operations	1.25	2.10	(.35)	.17

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.08)	(.07)	(.02)
Distributions from net realized gain on investment and foreign currency transactions	(.42)	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.55)	(.08)	(.10)	(.02)

Net asset value, end of period	$ 12.42	$ 11.72	$ 9.70	$ 10.15

Total Return
Total investment return based on net asset value(d)	10.72%	21.81%	(3.40)%	1.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,925	$5,911	$939	$48
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.15%	1.15%	1.15	%(e)
Expenses, before waivers/reimbursements	1.15%	1.22%	1.38%	2.84	%(e)
Net investment income(c)	1.31%	1.43%	1.64%	.90	%(e)
Portfolio turnover rate	45%	51%	51%	24%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,	November 12, 2014(a) to June 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 11.63	$ 9.67	$ 10.11	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06	.05	.06	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.08	1.96	(.47)	.07	†

Net increase (decrease) in net asset value from operations	1.14	2.01	(.41)	.12

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.05)	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	(.42)	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.48)	(.05)	(.03)	(.01)

Net asset value, end of period	$ 12.29	$ 11.63	$ 9.67	$ 10.11

Total Return
Total investment return based on net asset value(d)	9.87%	20.80%	(4.09)%	1.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$150	$70	$16	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90%	1.90%	1.90%	1.90	%(e)
Expenses, before waivers/reimbursements	1.92%	2.06%	2.09%	4.73	%(e)
Net investment income(c)	.49%	.49%	.61%	.81	%(e)
Portfolio turnover rate	45%	51%	51%	24%
See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,	November 12, 2014(a) to June 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 11.75	$ 9.72	$ 10.16	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.18	.16	.15	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.10	1.97	(.48)	.01	†

Net increase (decrease) in net asset value from operations	1.28	2.13	(.33)	.19

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.10)	(.08)	(.03)
Distributions from net realized gain on investment and foreign currency transactions	(.42)	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.57)	(.10)	(.11)	(.03)

Net asset value, end of period	$ 12.46	$ 11.75	$ 9.72	$ 10.16

Total Return
Total investment return based on net asset value(d)	11.02%	22.09%	(3.17)%	1.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$465,263	$310,829	$156,608	$101,359
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%	.90%	.90%	.90	%(e)
Expenses, before waivers/reimbursements	.90%	.97%	1.08%	2.43	%(e)
Net investment income(c)	1.42%	1.52%	1.59%	2.71	%(e)
Portfolio turnover rate	45%	51%	51%	24%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

†

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 37

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders of AB Global Core Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Core Equity Portfolio (the “Fund”), one of the funds constituting AB Cap Fund, Inc. (the “Company”), as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period November 12, 2014 (commencement of operations) to June 30, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Global Core Equity Portfolio (one of the funds constituting AB Cap Fund, Inc.) at June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period November 12, 2014 (commencement of operations) to June 30, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 27, 2018

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2018.

For corporate shareholders, 37.90% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 83.49% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

David Dalgas(2), Vice President Klaus Ingemann(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,
Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Investment Policy Team portfolio are made by the Adviser’s Investment Policy Team. Messrs. Dalgas and Ingemann are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 76 (2014)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2014)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,## 85 (2014)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2014)

Private Investor since prior to

2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.

		94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 63 (2014)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 66 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	94	None

Earl D. Weiner,## 79 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith 58	President and Chief Executive Officer	See biography above.

David Dalgas 47	Vice President	Senior Vice President of the Adviser** since 2014 and Co-Chief Investment Officer – Global Core Equity since 2018. Previously, he served as Head of Equities, Chief Investment Officer of CPH Capital Fondsmæglerselskab A/S (“CPH Capital”), since prior to 2013.

Klaus Ingemann 44	Vice President	Senior Vice President of the Adviser** since 2014. Co-Chief Investment Officer - Global Core Equity since 2018. Previously, he was an executive member of the Investment Board of CPH Capital, since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Core Equity Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2016. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2017 was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s recent profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences

52 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 53

expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

54 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

All China Equity Portfolio

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 55

NOTES

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NOTES

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 57

NOTES

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NOTES

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 59

NOTES

60 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

AB GLOBAL CORE EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GCE-0151-0618

JUN    06.30.18

ANNUAL REPORT

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB International Strategic Core Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 1

ANNUAL REPORT

August 18, 2018

This report provides management’s discussion of fund performance for AB International Strategic Core Portfolio for the annual reporting period ended June 30, 2018.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2018 (unaudited)

	6 Months	12 Months
AB INTERNATIONAL STRATEGIC CORE PORTFOLIO
Class A Shares	2.03%	10.25%
Class C Shares	1.62%	9.34%
Advisor Class Shares[1]	2.12%	10.45%
MSCI EAFE Index (net)	-2.75%	6.84%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended June 30, 2018.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. For both periods, security selection within the financials and consumer discretionary sectors contributed, relative to the benchmark. For the 12-month period, security selection within the telecommunications sector contributed, as did an overweight in technology and an underweight in health care. Country allocation (a result of bottom-up security analysis combined with fundamental research) detracted because of overweights to Israel and Denmark and underweights to Japan and France.

For the six-month period, security selection within the technology sector contributed. Country-wise, an overweight to Israel contributed, while an underweight to France detracted. An overweight in financials and underweights in health care and utilities detracted.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which detracted from absolute performance for both periods,

2 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

and futures for investment purposes, which added to performance for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities advanced during the 12-month period ended June 30, 2018. US stocks outperformed amid favorable corporate tax cuts and generally robust corporate earnings. Emerging-market equities also performed well, given strong, synchronized global growth. However, global equity performance wavered during the second half of the period, as inflation and interest-rate concerns came into focus. Increased risk aversion caused equities to decline, especially in emerging markets. Aggressive trade policies from the US and retaliatory measures taken by China, the European Union and others weighed on returns toward the end of June.

The Fund’s Senior Investment Management Team (the “Team”) continued to be aware of the valuations of the most stable companies in the investable universe. The Fund has been positioned in such a way as to avoid the most crowded positions, mindful of the risks particularly in a rising-rate environment, while at the same time aiming to provide downside protection in case of a sell-off. The Team has been careful to avoid companies suffering from technological disruptions and changes in consumer preference. The Team continued to uncover what it believes are attractive opportunities with below-market volatility and looked for a diverse set of opportunities in companies with strong capital stewardship and business models with solid recurring revenues even in cyclical industries, and in companies benefiting from favorable regulations.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund will invest in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability, and attractive valuations. The Adviser will employ an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser will consider in this regard will include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility and liquidity of the company’s securities. The Adviser will compare these results to the

(continued on next page)

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 3

characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser will weigh economic, political and market factors in making investment decisions. The Adviser will seek to manage the Fund so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund will primarily invest in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $1.5 billion or more. The Fund’s holdings of non-US companies will generally include some companies located in emerging markets.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Fund is subject. However, the Adviser is not required to use such derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Sector Risk: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value ("NAV") returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

7/29/20151 TO 6/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB International Strategic Core Portfolio Class A shares (from 7/29/20151 to 6/30/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 7/29/2015.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	10.25%	5.57%
Since Inception[1]	7.73%	6.16%
CLASS C SHARES
1 Year	9.34%	8.34%
Since Inception[1]	6.91%	6.91%
ADVISOR CLASS SHARES[2]
1 Year	10.45%	10.45%
Since Inception[1]	7.96%	7.96%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 5.14%, 5.71% and 4.38% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.20%, 1.95% and 0.95% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 7/29/2015.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	5.57%
Since Inception[1]	6.16%
CLASS C SHARES
1 Year	8.34%
Since Inception[1]	6.91%
ADVISOR CLASS SHARES[2]
1 Year	10.45%
Since Inception[1]	7.96%

1	Inception date: 7/29/2015.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,020.30	$5.96	1.19%	$6.01	1.20%
Hypothetical**	$1,000	$1,018.89	$5.96	1.19%	$6.01	1.20%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,016.20	$9.70	1.94%	$9.75	1.95%
Hypothetical**	$1,000	$1,015.17	$9.69	1.94%	$9.74	1.95%
Advisor Class
Actual	$1,000	$1,021.20	$4.71	0.94%	$4.76	0.95%
Hypothetical**	$1,000	$1,020.13	$4.71	0.94%	$4.76	0.95%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $77.1

1

All data are as of June 30, 2018. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.1% or less in the following countries: Finland, Italy, South Korea, Spain and Sweden.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

June 30, 2018 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Aristocrat Leisure Ltd.	$1,898,563	2.5%
Oracle Corp. Japan	1,817,563	2.4
Wolters Kluwer NV	1,618,676	2.1
Royal Dutch Shell PLC – Class B	1,598,370	2.1
Hang Seng Bank Ltd.	1,575,630	2.0
Amadeus IT Group SA – Class A	1,573,750	2.0
Nice Ltd.	1,561,447	2.0
Nippon Telegraph & Telephone Corp.	1,444,611	1.9
HKT Trust & HKT Ltd. – Class SS	1,432,813	1.9
Capgemini SE	1,395,043	1.8
	$15,916,466	20.7%

1	Long-term investments.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

June 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Financials – 25.5%
Banks – 14.3%
Bank Hapoalim BM	66,579	$451,354
BOC Hong Kong Holdings Ltd.	205,000	963,487
Danske Bank A/S	18,330	571,051
DBS Group Holdings Ltd.	64,800	1,260,167
DNB ASA	47,120	917,571
Hang Seng Bank Ltd.	63,100	1,575,630
Mitsubishi UFJ Financial Group, Inc.	127,000	719,440
National Australia Bank Ltd.	44,490	903,352
Oversea-Chinese Banking Corp., Ltd.	41,900	356,894
Royal Bank of Canada	16,579	1,248,359
Seven Bank Ltd.	128,200	391,470
Sumitomo Mitsui Financial Group, Inc.	16,700	651,400
Toronto-Dominion Bank (The)	17,190	994,932

		11,005,107

Capital Markets – 5.1%
Euronext NV(a)	15,861	1,005,075
IG Group Holdings PLC	106,127	1,203,381
Partners Group Holding AG	1,713	1,252,282
Singapore Exchange Ltd.	96,000	504,471

		3,965,209

Diversified Financial Services – 1.0%
ORIX Corp.	49,400	778,648

Insurance – 5.1%
Admiral Group PLC	14,970	376,231
Allianz SE (REG)	2,360	486,289
Direct Line Insurance Group PLC	110,190	497,252
NN Group NV	23,650	959,159
Swiss Re AG	10,720	935,951
Tryg A/S	28,930	677,494

		3,932,376

		19,681,340

Consumer Discretionary – 18.0%
Automobiles – 0.5%
Subaru Corp.	14,100	410,099

Distributors – 1.4%
PALTAC Corp.	18,300	1,052,356

Hotels, Restaurants & Leisure – 3.9%
Aristocrat Leisure Ltd.	83,134	1,898,563
Compass Group PLC	33,340	710,663
Playtech PLC	42,360	420,036

		3,029,262

14 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Durables – 3.6%
Auto Trader Group PLC(a)	245,110	$1,373,693
Nikon Corp.	40,900	650,000
Persimmon PLC	23,040	767,455

		2,791,148

Leisure Products – 2.6%
Amer Sports Oyj(b)	34,060	1,070,987
Bandai Namco Holdings, Inc.	21,500	885,618

		1,956,605

Media – 2.2%
CTS Eventim AG & Co. KGaA	25,910	1,272,122
Daiichikosho Co., Ltd.	9,200	443,965

		1,716,087

Multiline Retail – 1.3%
Next PLC	12,820	1,020,456

Textiles, Apparel & Luxury Goods – 2.5%
HUGO BOSS AG	6,760	613,058
Moncler SpA	28,310	1,284,567

		1,897,625

		13,873,638

Information Technology – 15.9%
Internet Software & Services – 2.5%
carsales.com Ltd.	41,570	464,665
Kakaku.com, Inc.	24,700	556,194
Moneysupermarket.com Group PLC	211,617	879,458

		1,900,317

IT Services – 5.4%
Amadeus IT Group SA – Class A	20,014	1,573,750
Capgemini SE	10,410	1,395,043
Otsuka Corp.	30,100	1,178,335

		4,147,128

Software – 7.3%
Check Point Software Technologies Ltd.(b)	8,013	782,710
Constellation Software, Inc./Canada	1,133	878,675
Nice Ltd.(b)	15,087	1,561,447
Oracle Corp. Japan	22,300	1,817,563
SAP SE	5,309	612,753

		5,653,148

Technology Hardware, Storage & Peripherals – 0.7%
Samsung Electronics Co., Ltd.	12,190	510,634

		12,211,227

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 9.1%
Beverages – 3.5%
Diageo PLC	36,580	$1,314,169
Royal Unibrew A/S	10,229	812,878
Suntory Beverage & Food Ltd.	12,400	530,133

		2,657,180

Food Products – 1.7%
Nestle SA (REG)	5,460	423,155
Salmar ASA	21,690	909,760

		1,332,915

Personal Products – 1.5%
Unilever PLC	21,050	1,162,811

Tobacco – 2.4%
British American Tobacco PLC	25,901	1,304,721
Scandinavian Tobacco Group A/S(a)	34,330	518,452

		1,823,173

		6,976,079

Industrials – 8.7%
Airlines – 1.9%
Japan Airlines Co., Ltd.	14,100	499,578
Qantas Airways Ltd.	219,390	999,014

		1,498,592

Construction & Engineering – 0.2%
Taisei Corp.	2,400	132,167

Machinery – 0.2%
Atlas Copco AB – Class B	5,039	131,275

Professional Services – 6.4%
Intertek Group PLC	15,440	1,160,942
Recruit Holdings Co., Ltd.	29,800	823,036
RELX PLC	63,035	1,346,111
Wolters Kluwer NV	28,814	1,618,676

		4,948,765

		6,710,799

Materials – 5.9%
Chemicals – 2.8%
Covestro AG(a)	4,195	372,867
Croda International PLC	18,160	1,147,297
Victrex PLC	17,550	671,895

		2,192,059

Containers & Packaging – 1.1%
Amcor Ltd./Australia	79,699	849,168

16 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Metals & Mining – 2.0%
Boliden AB	16,800	$542,195
Northern Star Resources Ltd.	107,080	579,699
South32 Ltd.	154,320	412,084

		1,533,978

		4,575,205

Energy – 5.4%
Oil, Gas & Consumable Fuels – 5.4%
Caltex Australia Ltd.	21,270	511,878
Royal Dutch Shell PLC – Class B	44,631	1,598,370
Showa Shell Sekiyu KK	45,500	677,900
TOTAL SA	22,612	1,373,131

		4,161,279

Health Care – 4.7%
Health Care Equipment & Supplies – 0.9%
Cochlear Ltd.	4,680	692,882

Pharmaceuticals – 3.8%
Astellas Pharma, Inc.	47,500	722,883
Novo Nordisk A/S – Class B	22,710	1,048,987
Roche Holding AG	5,247	1,164,090

		2,935,960

		3,628,842

Telecommunication Services – 4.5%
Diversified Telecommunication Services – 4.5%
HKT Trust & HKT Ltd. – Class SS	1,130,000	1,432,813
Nippon Telegraph & Telephone Corp.	31,800	1,444,611
Telenor ASA	28,902	591,927

		3,469,351

Total Common Stocks (cost $70,162,479)		75,287,760

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.71%(c)(d)(e) (cost $600,053)	600,053	600,053

Total Investments – 98.5% (cost $70,762,532)		75,887,813
Other assets less liabilities – 1.5%		1,163,634

Net Assets – 100.0%		$77,051,447

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at June 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	12	September 2018	USD	0	**	$1,195,333	$1,170,188	$(25,145)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	767	JPY	81,392	7/17/18	$(30,668)
Bank of America, NA	KRW	342,858	USD	321	7/26/18	13,448
Barclays Bank PLC	ILS	6,690	USD	1,914	7/17/18	83,572
Barclays Bank PLC	USD	1,285	CHF	1,226	7/17/18	(45,857)
Brown Brothers Harriman & Co.	AUD	1,537	USD	1,167	7/17/18	29,507
Brown Brothers Harriman & Co.	CAD	668	USD	519	7/17/18	10,439
Brown Brothers Harriman & Co.	EUR	667	USD	810	7/17/18	30,731
Brown Brothers Harriman & Co.	EUR	314	USD	366	7/17/18	(599)
Brown Brothers Harriman & Co.	GBP	2,959	USD	4,151	7/17/18	243,631
Brown Brothers Harriman & Co.	HKD	6,784	USD	866	7/17/18	1,225
Brown Brothers Harriman & Co.	ILS	1,303	USD	366	7/17/18	9,092
Brown Brothers Harriman & Co.	JPY	175,206	USD	1,598	7/17/18	13,543
Brown Brothers Harriman & Co.	NOK	5,261	USD	680	7/17/18	33,395
Brown Brothers Harriman & Co.	SGD	183	USD	140	7/17/18	5,697
Brown Brothers Harriman & Co.	USD	418	AUD	549	7/17/18	(11,767)
Brown Brothers Harriman & Co.	USD	651	CAD	831	7/17/18	(18,549)
Brown Brothers Harriman & Co.	USD	146	CHF	145	7/17/18	328
Brown Brothers Harriman & Co.	USD	203	CHF	191	7/17/18	(9,587)
Brown Brothers Harriman & Co.	USD	9,230	EUR	7,448	7/17/18	(524,323)
Brown Brothers Harriman & Co.	USD	152	GBP	116	7/17/18	1,567
Brown Brothers Harriman & Co.	USD	1,067	GBP	790	7/17/18	(24,062)
Brown Brothers Harriman & Co.	USD	191	ILS	688	7/17/18	(3,192)
Brown Brothers Harriman & Co.	USD	3,950	JPY	423,774	7/17/18	(119,067)
Brown Brothers Harriman & Co.	USD	145	NOK	1,183	7/17/18	247
Brown Brothers Harriman & Co.	USD	565	NOK	4,467	7/17/18	(16,095)
Brown Brothers Harriman & Co.	USD	276	SGD	361	7/17/18	(10,960)
Brown Brothers Harriman & Co.	AUD	1,070	USD	808	10/16/18	15,444
Brown Brothers Harriman & Co.	CAD	499	USD	380	10/16/18	(408)
Brown Brothers Harriman & Co.	GBP	923	USD	1,235	10/16/18	11,455
Brown Brothers Harriman & Co.	HKD	1,803	USD	230	10/16/18	(202)
Brown Brothers Harriman & Co.	ILS	1,104	USD	307	10/16/18	3,005
Brown Brothers Harriman & Co.	SGD	606	USD	449	10/16/18	3,605
Brown Brothers Harriman & Co.	USD	231	CHF	228	10/16/18	1,413
Brown Brothers Harriman & Co.	USD	390	CHF	380	10/16/18	(2,356)
Brown Brothers Harriman & Co.	USD	539	EUR	460	10/16/18	2,511
Brown Brothers Harriman & Co.	USD	733	EUR	616	10/16/18	(7,321)
Brown Brothers Harriman & Co.	USD	463	JPY	50,704	10/16/18	(1,901)
Brown Brothers Harriman & Co.	USD	929	SEK	7,972	10/16/18	(31,645)
Deutsche Bank AG	CAD	3,612	USD	2,872	7/17/18	123,296
JPMorgan Chase Bank, NA	AUD	686	USD	532	7/17/18	24,177
JPMorgan Chase Bank, NA	SGD	914	USD	698	7/17/18	27,105
JPMorgan Chase Bank, NA	USD	545	GBP	408	7/17/18	(6,162)

18 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	NOK	15,817	USD	2,038	7/17/18	$94,333
UBS AG	EUR	557	USD	653	7/17/18	2,303

						$(79,652)

**	Notional amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the aggregate market value of these securities amounted to $3,270,087 or 4.2% of net assets.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REG – Registered Shares

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 19

STATEMENT OF ASSETS & LIABILITIES

June 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $70,162,479)	$75,287,760
Affiliated issuers (cost $600,053)	600,053
Cash collateral due from broker	59,400
Foreign currencies, at value (cost $247,981)	248,086
Receivable for investment securities sold and foreign currency transactions	1,412,677
Unrealized appreciation on forward currency exchange contracts	785,069
Unaffiliated dividends receivable	260,977
Receivable for capital stock sold	186,603
Receivable from Adviser	53,700
Affiliated dividends receivable	4,508

Total assets	78,898,833

Liabilities
Unrealized depreciation on forward currency exchange contracts	864,721
Payable for investment securities purchased	843,774
Payable for variation margin on futures	24,387
Payable for capital stock redeemed	15,740
Due to Custodian	12,515
Transfer Agent fee payable	2,959
Distribution fee payable	184
Directors’ fee payable	3
Accrued expenses and other liabilities	83,103

Total liabilities	1,847,386

Net Assets	$77,051,447

Composition of Net Assets
Capital stock, at par	$639
Additional paid-in capital	70,399,879
Undistributed net investment income	925,457
Accumulated net realized gain on investment and foreign currency transactions	706,900
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,018,572

$77,051,447

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$459,673	38,191	$12.04	*

C	$118,420	9,909	$11.95

Advisor	$76,473,354	6,338,558	$12.06

*	The maximum offering price per share for Class A shares was $12.57, which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended June 30, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $168,131)	$1,693,298
Affiliated issuers	22,466
Securities lending income	7,264	$1,723,028

Expenses
Advisory fee (see Note B)	422,317
Transfer agency—Class A	100
Transfer agency—Class C	63
Transfer agency—Advisor Class	20,133
Distribution fee—Class A	713
Distribution fee—Class C	1,077
Custodian	139,645
Audit and tax	82,099
Registration fees	76,724
Administrative	72,556
Legal	49,725
Directors’ fees	26,755
Printing	13,980
Miscellaneous	24,395

Total expenses	930,282
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(397,042)

Net expenses		533,240

Net investment income		1,189,788

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		922,277
Forward currency exchange contracts		(163,989)
Futures		133,207
Foreign currency transactions		36,284
Net change in unrealized appreciation/depreciation on:
Investments		2,641,986
Forward currency exchange contracts		(55,741)
Futures		(25,145)
Foreign currency denominated assets and liabilities		(4,415)

Net gain on investment and foreign currency transactions		3,484,464

Net Increase in Net Assets from Operations		$4,674,252

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2018	Year Ended June 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,189,788	$354,216
Net realized gain (loss) on investment and foreign currency transactions	927,779	(27,522)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	2,556,685	2,484,609

Net increase in net assets from operations	4,674,252	2,811,303
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,515)	(746)
Class C	(254)	– 0	–
Advisor Class	(393,361)	(106,830)
Net realized gain on investment and foreign currency transactions
Class A	(1,423)	– 0	–
Class C	(639)	– 0	–
Advisor Class	(273,449)	– 0	–
Capital Stock Transactions
Net increase	37,476,915	29,868,216

Total increase	41,480,526	32,571,943
Net Assets
Beginning of period	35,570,921	2,998,978

End of period (including undistributed net investment income of $925,457 and $258,504, respectively)	$77,051,447	$35,570,921

See notes to financial statements.

22 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 28 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Strategic Core Portfolio (the “Fund”), a non-diversified portfolio. AB International Strategic Core Portfolio commenced operations on July 29, 2015. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

24 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2018:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$2,243,291		$17,438,049		$	– 0	–	$19,681,340
Consumer Discretionary	– 0	–	13,873,638			– 0	–	13,873,638
Information Technology	2,540,843		9,670,384			– 0	–	12,211,227
Consumer Staples	518,452		6,457,627			– 0	–	6,976,079
Industrials	– 0	–	6,710,799			– 0	–	6,710,799
Materials	– 0	–	4,575,205			– 0	–	4,575,205
Energy	– 0	–	4,161,279			– 0	–	4,161,279
Health Care	– 0	–	3,628,842			– 0	–	3,628,842
Telecommunication Services	– 0	–	3,469,351			– 0	–	3,469,351
Short-Term Investments:
Investment Companies	600,053		– 0	–		– 0	–	600,053

Total Investments in Securities	5,902,639		69,985,174	†		– 0	–	75,887,813
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	785,069			– 0	–	785,069
Liabilities
Futures	– 0	–	(25,145)			– 0	–	(25,145	)**
Forward Currency Exchange Contracts	– 0	–	(864,721)			– 0	–	(864,721)

Total^	$5,902,639		$69,880,377		$	– 0	–	$75,783,016

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

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NOTES TO FINANCIAL STATEMENTS (continued)

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

**

Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

^

An amount of $670,362 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. An amount of $525,479 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation using third party vendor modeling tools not being used during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon

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NOTES TO FINANCIAL STATEMENTS (continued)

benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment

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transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust/Fund/Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $56,814 were deferred and amortized on a straight line basis over a one year period starting from July 29, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the excess of $2.5 billion up to $5 billion and .60% of the excess over $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.20%, 1.95% and .95% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. For the year ended June 30, 2018 the reimbursements/waivers amounted to $320,915. The Expense Caps may not be terminated by the Adviser before October 31, 2018. Any fees waived

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NOTES TO FINANCIAL STATEMENTS (continued)

and expenses borne by the Adviser through June 30, 2018 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $309,933 for the fiscal period ended June 30, 2016 and $403,707 for the year ended June 30, 2017. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2018, the Adviser voluntarily agreed to waive such fees in the amount of $72,556.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,930 for the year ended June 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $30 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2018, such waiver amounted to $3,539.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2018 is as follows:

Fund	Market Value 06/30/17 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 06/30/18 (000)		Dividend Income (000)
Government Money Market Portfolio	$997		$34,865	$35,262	$600		$22
Government Money Market Portfolio*	– 0	–	908	908	– 0	–	0	**

Total					$600		$22

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for the year ended June 30, 2018 amounted to $58,115, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$69,129,570		$28,399,656
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$71,174,825

Gross unrealized appreciation	$7,757,834
Gross unrealized depreciation	(3,018,378)

Net unrealized appreciation	$4,739,456

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended June 30, 2018, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its fund against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended June 30, 2018, the Fund held futures for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce

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NOTES TO FINANCIAL STATEMENTS (continued)

its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended June 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$785,069	Unrealized depreciation on forward currency exchange contracts	$864,721

Equity contracts			Receivable/Payable for variation margin on futures	25,145	*

Total		$785,069		$889,866

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(163,989)	$(55,741)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	133,207	(25,145)

Total		$(30,782)	$(80,886)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2018:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$13,412,526
Average principal amount of sale contracts	$13,772,758
Futures:
Average original value of buy contracts	$1,836,057

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA.	$13,448	$(13,448)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	83,572	(45,857)		– 0	–		– 0	–		37,715
Brown Brothers Harriman & Co.	416,835	(416,835)		– 0	–		– 0	–		– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Deutsche Bank AG	$123,296	$ – 0	–	$	– 0	–	$	– 0	–	$123,296
JPMorgan Chase Bank, NA	51,282	(6,162)			– 0	–		– 0	–	45,120
Royal Bank of Scotland PLC	94,333	– 0	–		– 0	–		– 0	–	94,333
UBS AG	2,303	– 0	–		– 0	–		– 0	–	2,303

Total	$785,069	$(482,302)		$	– 0	–	$	– 0	–	$302,767	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA.	$30,668	$(13,448)		$	– 0	–	$	– 0	–	$17,220
Barclays Bank PLC	45,857	(45,857)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	782,034	(416,835)			– 0	–		– 0	–	365,199
JPMorgan Chase Bank, NA	6,162	(6,162)			– 0	–		– 0	–	– 0	–

Total	$864,721	$(482,302)		$	– 0	–	$	– 0	–	$382,419	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net unrealized receivable/payable that would be due from/to the counterparty in the event of default or termination. The net from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2018, the Fund had no securities on loan and had received no cash collateral. The Fund earned securities lending income of $7,264 and $120 from the borrowers and Government Money Market Portfolio, respectively, for the year ended June 30, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2018, such waiver amounted to $32. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Year Ended June 30, 2018		Year Ended June 30, 2017		Year Ended June 30, 2018		Year Ended June 30, 2017

Class A
Shares sold	17,768		15,275		$215,948		$156,424

Shares issued in reinvestment of dividends and distributions	233		79		2,715		746

Shares converted from Class C	– 0	–	0	(a)	– 0	–	1

Shares redeemed	(1,007)		(4)		(12,165)		(44)

Net increase	16,994		15,350		$206,498		$157,127

Class C
Shares sold	5,212		4,632		$59,131		$47,518

Shares issued in reinvestment of dividends and distributions	69		– 0	–	806		– 0	–

Shares converted to Class A	– 0	–	0	(a)	– 0	–	(1)

Shares redeemed	(1,004)		– 0	–	(12,000)		– 0	–

Net increase	4,277		4,632		$47,937		$47,517

Advisor Class
Shares sold	3,790,520		2,998,834		$44,811,877		$30,819,111

Shares issued in reinvestment of dividends and distributions	50,027		9,679		583,317		91,761

Shares redeemed	(690,393)		(119,401)		(8,172,714)		(1,247,300)

Net increase	3,150,154		2,889,112		$37,222,480		$29,663,572

(a)	less than 0.5 shares.

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

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Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Sector Risk—The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Tax Information

The tax character of distributions paid during the fiscal year ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$593,961	$107,576
Net long-term capital gains	76,680	– 0	–

Total taxable distributions paid	$670,641	$107,576

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,412,548
Undistributed capital gains	500,837
Unrealized appreciation/(depreciation)	4,737,544	(a)

Total accumulated earnings/(deficit)	$6,650,929

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs) and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,	July 29, 2015(a) to June 30, 2016
2018	2017

Net asset value, beginning of period	$ 11.04	$ 9.79	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.20	.22	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.93	1.11	(.35)

Net increase (decrease) in net asset value from operations	1.13	1.33	(.09)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.08)	(.12)
Distributions from net realized gain on investment and foreign currency transactions	(.06)	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.08)	(.12)

Net asset value, end of period	$ 12.04	$ 11.04	$ 9.79

Total Return
Total investment return based on net asset value(d)	10.25%	13.72%	(.84)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$460	$234	$57
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.19%	1.19%	1.20	%(f)
Expenses, before waivers/reimbursements(e)†	1.93%	5.13%	23.67	%(f)
Net investment income(c)	1.71%	2.15%	2.87	%(f)
Portfolio turnover rate	53%	64%	52%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30,			July 29, 2015(a) to June 30, 2016
	2018	2017

Net asset value, beginning of period	$ 11.01	$ 9.75		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10	.19		.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.93	1.07		(.28)

Net increase (decrease) in net asset value from operations	1.03	1.26		(.16)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	(.09)
Distributions from net realized gain on investment and foreign currency transactions	(.06)	– 0	–	– 0	–

Total dividends and distributions	(.09)	– 0	–	(.09)

Net asset value, end of period	$ 11.95	$ 11.01		$ 9.75

Total Return
Total investment return based on net asset value(d)	9.34%	12.92%		(1.55)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$118	$62		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.94%	1.94%		1.95	%(f)
Expenses, before waivers/reimbursements(e)†	2.68%	5.70%		15.57	%(f)
Net investment income(c)	.88%	1.80%		1.31	%(f)
Portfolio turnover rate	53%	64%		52%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%		.00%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,	July 29, 2015(a) to June 30, 2016
2018	2017

Net asset value, beginning of period	$ 11.06	$ 9.80	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.25	.27	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.90	1.08	(.28)

Net increase (decrease) in net asset value from operations	1.15	1.35	(.07)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.09)	(.13)
Distributions from net realized gain on investment and foreign currency transactions	(.06)	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.09)	(.13)

Net asset value, end of period	$ 12.06	$ 11.06	$ 9.80

Total Return
Total investment return based on net asset value(d)	10.45%	13.98%	(.63)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76,473	$35,275	$2,932
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.94%	.94%	.95	%(f)
Expenses, before waivers/reimbursements(e)†	1.65%	4.37%	14.60	%(f)
Net investment income(c)	2.12%	2.60%	2.32	%(f)
Portfolio turnover rate	53%	64%	52%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2018 and June 30, 2017 such waiver amounted to 0.01% and 0.01%, respectively.

(f)	Annualized.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB International Strategic Core Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB International Strategic Core Portfolio (the “Fund”), one of the funds constituting AB Cap Fund, Inc., (the “Company”) as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period July 29, 2015 (commencement of operations) to June 30, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB International Strategic Core Portfolio (one of the funds constituting AB Cap Fund, Inc.) at June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period July 29, 2015 (commencement of operations) to June 30, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 27, 2018

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended June 30, 2018.

For individual shareholders, the Fund designates 88.84% of dividends paid as qualified dividend income.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended June 30, 2018, $136,146 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $1,813,488.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 45

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Kent W. Hargis(2), Vice President Sammy Suzuki(2), Vice President Emilie D. Wrapp, Secretary	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer Joseph J. Mantineo, Treasurer and Chief Financial Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Hargis and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 76 (2015)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2015)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,## 85 (2015)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2015)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 66 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	94	None

Earl D. Weiner,## 79 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Kent W. Hargis 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013; Co-Chief Investment Officer – Strategic Core Equities since 2018; Head of Quantitative Research – Equities.

Sammy Suzuki 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013; Co-Chief Investment Officer – Strategic Core Equities since 2018.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAl”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Strategic Core Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 57

to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the

58 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 59

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

All China Equity Portfolio

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

60 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ISCP-0151-0618

JUN    06.30.18

ANNUAL REPORT

AB SELECT US EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Select US Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 1

ANNUAL REPORT

August 9, 2018

This report provides management’s discussion of fund performance for AB Select US Equity Portfolio for the annual reporting period ended June 30, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2018 (unaudited)

	6 Months	12 Months
AB SELECT US EQUITY PORTFOLIO[1]
Class A Shares	2.08%	15.03%
Class C Shares	1.75%	14.19%
Advisor Class Shares[2]	2.27%	15.33%
Class R Shares[2]	2.01%	14.71%
Class K Shares[2]	2.11%	14.94%
Class I Shares[2]	2.23%	15.35%
S&P 500 Index	2.65%	14.37%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended June 30, 2018, by 0.02% and 0.02%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended June 30, 2018.

During the 12-month period, all share classes except Class C shares outperformed the benchmark, before sales charges. Security selection contributed to returns, while sector selection detracted, relative to the benchmark. Strong security selection within the industrials, health care, energy, financials and real estate sectors contributed, while selection within the consumer discretionary and materials sectors detracted. From a sector selection perspective, the Fund’s cash position detracted, as did overweights to industrials, real estate, materials and an underweight to technology. However, the Fund’s underweights to consumer staples, utilities and health care helped to offset the underperformance.

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During the six-month period, all share classes underperformed the benchmark, before sales charges. Both security selection and sector selection contributed. Security selection within the consumer discretionary, materials, technology and consumer staples sectors detracted, while strong security selection within the industrials, health care, financials, utilities and energy sectors contributed. From a sector selection perspective, the Fund’s overweights to industrials, financials, materials and real estate and underweight to technology detracted, while underweights to consumer staples, utilities and telecommunications and an overweight to consumer discretionary contributed.

The Fund utilized derivatives in the form of total return swaps for investment purposes, which added to absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

In the first half of the 12-month period, markets experienced synchronized global growth, corporate profit recovery, a weakening of the US dollar, a strengthening/stabilization of oil prices and continued low interest rates and inflation. All of this, paired with low market volatility, fueled strong returns in US equities. Toward the end of the first half of the period, the Republican administration passed a comprehensive tax reform bill, which remained a key focus for investors into the second half of the period.

Early in the six-month period, stocks performed strongly before concerns about higher inflation and interest rates led stocks to correct sharply. Throughout the period, other issues were prominent, including tariffs and protectionism, slowing global growth, government regulation of technology companies, a flattening yield curve, a stronger US dollar, and a more aggressive US Federal Reserve. However, investors also saw many positives, including strong earnings, robust dividends and stock buybacks, along with reasonable valuations. Despite a rise in volatility and investor uncertainty, US equities ultimately ended the 12-month period higher as the S&P 500 Index returned 14.37%.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractive risk-adjusted returns from a flexible approach unconstrained by investment style, with an intense focus on downside risk. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this requirement, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

(continued on next page)

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 3

The Adviser selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund. The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also invest in securities of small-capitalization companies. The Adviser anticipates that the Fund’s portfolio normally will include between 30-80 companies. The Fund may invest in non-US companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/8/20111 TO 6/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Select US Equity Portfolio Class A shares (from 12/8/20111 to 6/30/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/8/2011.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	15.03%	10.17%
5 Years	12.16%	11.18%
Since Inception[1]	14.42%	13.67%
CLASS C SHARES
1 Year	14.19%	13.19%
5 Years	11.34%	11.34%
Since Inception[1]	13.59%	13.59%
ADVISOR CLASS SHARES[2]
1 Year	15.33%	15.33%
5 Years	12.47%	12.47%
Since Inception[1]	14.74%	14.74%
CLASS R SHARES[2]
1 Year	14.71%	14.71%
5 Years	11.86%	11.86%
Since Inception[1]	14.13%	14.13%
CLASS K SHARES[2]
1 Year	14.94%	14.94%
5 Years	12.06%	12.06%
Since Inception[1]	14.36%	14.36%
CLASS I SHARES[2]
1 Year	15.35%	15.35%
5 Years	12.45%	12.45%
Since Inception[1]	14.73%	14.73%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.47%, 2.23%, 1.22%, 1.76%, 1.64% and 1.21% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.46%, 2.22%, 1.21%, 1.75%, 1.56% and 1.20% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated prior to October 31, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/8/2011.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	10.17%
5 Years	11.18%
Since Inception[1]	13.67%
CLASS C SHARES
1 Year	13.19%
5 Years	11.34%
Since Inception[1]	13.59%
ADVISOR CLASS SHARES[2]
1 Year	15.33%
5 Years	12.47%
Since Inception[1]	14.74%
CLASS R SHARES[2]
1 Year	14.71%
5 Years	11.86%
Since Inception[1]	14.13%
CLASS K SHARES[2]
1 Year	14.94%
5 Years	12.06%
Since Inception[1]	14.36%
CLASS I SHARES[2]
1 Year	15.35%
5 Years	12.45%
Since Inception[1]	14.73%

1	Inception date: 12/8/2011.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,020.80	$7.22	1.44%	$7.32	1.46%
Hypothetical**	$1,000	$1,017.65	$7.20	1.44%	$7.30	1.46%

10 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,017.50	$11.01	2.20%	$11.11	2.22%
Hypothetical**	$1,000	$1,013.88	$10.99	2.20%	$11.08	2.22%
Advisor Class
Actual	$1,000	$1,022.70	$5.97	1.19%	$6.07	1.21%
Hypothetical**	$1,000	$1,018.89	$5.96	1.19%	$6.06	1.21%
Class R
Actual	$1,000	$1,020.10	$8.72	1.74%	$8.82	1.76%
Hypothetical**	$1,000	$1,016.17	$8.70	1.74%	$8.80	1.76%
Class K
Actual	$1,000	$1,021.10	$7.77	1.55%	$7.87	1.57%
Hypothetical**	$1,000	$1,017.11	$7.75	1.55%	$7.85	1.57%
Class I
Actual	$1,000	$1,022.30	$6.07	1.21%	$6.17	1.23%
Hypothetical**	$1,000	$1,018.79	$6.06	1.21%	$6.16	1.23%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $253.4

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Honeywell International, Inc.	$12,905,151	5.1%
Northrop Grumman Corp.	10,119,638	4.0
Alphabet, Inc. – Class C	9,913,666	3.9
Microsoft Corp.	9,512,512	3.7
Apple, Inc.	9,382,671	3.7
Crown Castle International Corp.	9,150,468	3.6
Berkshire Hathaway, Inc. – Class B	8,225,292	3.2
NextEra Energy, Inc.	7,554,099	3.0
JPMorgan Chase & Co.	6,725,276	2.7
Chevron Corp.	6,313,914	2.5
	$89,802,687	35.4%

1	All data are as of June 30, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

June 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.9%
Information Technology – 23.0%
Communications Equipment – 1.5%
Cisco Systems, Inc.	87,364	$3,759,273

Internet Software & Services – 7.8%
Alphabet, Inc. – Class C(a)	8,886	9,913,666
eBay, Inc.(a)	64,305	2,331,700
Facebook, Inc. – Class A(a)	31,644	6,149,062
Spotify Technology SA(a)	7,397	1,244,471

		19,638,899

IT Services – 2.1%
PayPal Holdings, Inc.(a)	19,695	1,640,003
Visa, Inc. – Class A	28,750	3,807,937

		5,447,940

Semiconductors & Semiconductor Equipment – 2.9%
Intel Corp.	59,446	2,955,061
QUALCOMM, Inc.	33,011	1,852,577
Texas Instruments, Inc.	22,389	2,468,387

		7,276,025

Software – 5.0%
Activision Blizzard, Inc.	12,491	953,313
Microsoft Corp.	96,466	9,512,512
Take-Two Interactive Software, Inc.(a)	18,405	2,178,416

		12,644,241

Technology Hardware, Storage & Peripherals – 3.7%
Apple, Inc.	50,687	9,382,671

		58,149,049

Financials – 13.6%
Banks – 9.1%
Bank of America Corp.	181,028	5,103,179
Citigroup, Inc.	26,314	1,760,933
JPMorgan Chase & Co.	64,542	6,725,276
SunTrust Banks, Inc.	69,798	4,608,064
US Bancorp	97,887	4,896,308

		23,093,760

Capital Markets – 0.4%
Charles Schwab Corp. (The)	20,241	1,034,315

Diversified Financial Services – 3.3%
Berkshire Hathaway, Inc. – Class B(a)	44,068	8,225,292

Insurance – 0.8%
Progressive Corp. (The)	33,750	1,996,314

		34,349,681

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 12.6%
Hotels, Restaurants & Leisure – 1.6%
Carnival Corp.	26,537	$1,520,836
McDonald’s Corp.	16,989	2,662,006

		4,182,842

Household Durables – 0.9%
Lennar Corp. – Class A	44,232	2,322,180

Internet & Direct Marketing Retail – 3.4%
Amazon.com, Inc.(a)	3,401	5,781,020
Booking Holdings, Inc.(a)	903	1,830,462
Netflix, Inc.(a)	2,453	960,178

		8,571,660

Media – 3.0%
Comcast Corp. – Class A	57,772	1,895,500
Liberty Media Corp.-Liberty SiriusXM – Class A(a)	21,804	982,270
Twenty-First Century Fox, Inc. – Class A	31,058	1,543,272
Vivendi SA	44,573	1,090,385
Walt Disney Co. (The)	20,043	2,100,707

		7,612,134

Specialty Retail – 2.6%
Home Depot, Inc. (The)	27,582	5,381,248
Tiffany & Co.	9,205	1,211,378

		6,592,626

Textiles, Apparel & Luxury Goods – 1.1%
Lululemon Athletica, Inc.(a)	7,778	971,083
NIKE, Inc. – Class B	21,631	1,723,558

		2,694,641

		31,976,083

Industrials – 12.3%
Aerospace & Defense – 5.1%
Northrop Grumman Corp.	32,888	10,119,638
United Technologies Corp.	22,536	2,817,676

		12,937,314

Airlines – 0.5%
Delta Air Lines, Inc.	25,863	1,281,253

Industrial Conglomerates – 5.1%
Honeywell International, Inc.	89,588	12,905,151

Road & Rail – 1.6%
Norfolk Southern Corp.	26,678	4,024,910

		31,148,628

Health Care – 11.8%
Biotechnology – 0.5%
AbbVie, Inc.	14,214	1,316,927

14 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 3.7%
Abbott Laboratories	81,119	$4,947,448
Boston Scientific Corp.(a)	54,920	1,795,884
Medtronic PLC	30,130	2,579,429

		9,322,761

Health Care Providers & Services – 3.9%
Cigna Corp.	8,547	1,452,563
Humana, Inc.	11,650	3,467,389
UnitedHealth Group, Inc.	20,745	5,089,578

		10,009,530

Pharmaceuticals – 3.7%
Allergan PLC	12,341	2,057,491
Johnson & Johnson	34,202	4,150,071
Zoetis, Inc.	36,472	3,107,050

		9,314,612

		29,963,830

Energy – 6.9%
Energy Equipment & Services – 0.8%
Schlumberger Ltd.	30,374	2,035,969

Oil, Gas & Consumable Fuels – 6.1%
Chevron Corp.	49,940	6,313,914
EOG Resources, Inc.	18,735	2,331,196
Exxon Mobil Corp.	39,471	3,265,436
Occidental Petroleum Corp.	41,227	3,449,876

		15,360,422

		17,396,391

Real Estate – 3.6%
Equity Real Estate Investment Trusts (REITs) – 3.6%
Crown Castle International Corp.	84,868	9,150,468

Utilities – 3.4%
Electric Utilities – 3.0%
NextEra Energy, Inc.	45,226	7,554,099

Independent Power and Renewable Electricity Producers – 0.4%
NRG Energy, Inc.	37,983	1,166,078

		8,720,177

Consumer Staples – 2.6%
Beverages – 0.4%
Molson Coors Brewing Co. – Class B	16,065	1,093,063

Food & Staples Retailing – 1.4%
BJ’s Wholesale Club Holdings, Inc.(a)	22,729	537,541
Walmart, Inc.	34,313	2,938,908

		3,476,449

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Personal Products – 0.8%
Estee Lauder Cos., Inc. (The) – Class A	14,548	$2,075,854

		6,645,366

Materials – 2.5%
Chemicals – 1.2%
DowDuPont, Inc.	46,189	3,044,779

Containers & Packaging – 1.3%
Berry Global Group, Inc.(a)	73,722	3,386,788

		6,431,567

Telecommunication Services – 1.6%
Diversified Telecommunication Services – 1.6%
Verizon Communications, Inc.	80,729	4,061,476

Total Common Stocks (cost $190,008,040)		237,992,716

INVESTMENT COMPANIES – 2.6%
Funds and Investment Trusts – 2.6%(b)
iShares Nasdaq Biotechnology ETF(c)	20,458	2,246,698
SPDR S&P Biotech ETF(c)	46,192	4,397,016

Total Investment Companies (cost $5,777,165)		6,643,714

PREFERRED STOCKS – 0.6%
Information Technology – 0.6%
Internet Software & Services – 0.6%
Lyft, Inc. Series G 0.00%(a)(d)(e)(f)	25,539	1,166,752
Lyft, Inc. Series H 0.00%(a)(d)(e)(f)	5,253	240,746

		1,407,498

Consumer Discretionary – 0.0%
Household Durables – 0.0%
Honest Co., Inc. (The) Series D 0.00%(a)(d)(e)(f)	4,005	100,319

Total Preferred Stocks (cost $1,213,114)		1,507,817

16 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

SHORT-TERM INVESTMENTS – 2.6%
Investment Companies – 2.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.71%(b)(g)(h) (cost $6,480,345)		6,480,345		$6,480,345

		Principal Amount (000)
Time Deposits – 0.0%
BBH, Grand Cayman 0.23%, 7/02/18	GBP	0	*	5
0.51%, 7/03/18	CAD	5		3,905

Total Time Deposits (cost $4,361)				3,910

Total Short-Term Investments (cost $6,484,706)				6,484,255

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $203,483,025)				252,628,502

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.4%
Investment Companies – 2.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.71%(b)(g)(h) (cost $6,154,925)		6,154,925		6,154,925

Total Investments – 102.1% (cost $209,637,950)				258,783,427
Other assets less liabilities – (2.1)%				(5,400,838)

Net Assets – 100.0%				$253,382,589

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services, LLC
KKR & Co. LP	3,975	FedFundEffective30	Maturity	USD	73	1/11/19	$27,640
KKR & Co. LP	3,581	FedFundEffective30	Maturity	USD	65	1/11/19	25,758
KKR & Co. LP	2,764	FedFundEffective30	Maturity	USD	51	1/11/19	18,582
KKR & Co. LP	2,764	FedFundEffective30	Maturity	USD	51	1/11/19	18,323
KKR & Co. LP	2,449	FedFundEffective30	Maturity	USD	45	1/11/19	16,953

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
KKR & Co. LP	2,449	FedFundEffective30	Maturity	USD	45		1/11/19	$16,430
KKR & Co. LP	2,155	FedFundEffective30	Maturity	USD	40		1/11/19	14,890
KKR & Co. LP	1,791	FedFundEffective30	Maturity	USD	31		1/11/19	14,656
KKR & Co. LP	2,127	FedFundEffective30	Maturity	USD	40		1/11/19	14,128
KKR & Co. LP	2,341	FedFundEffective30	Maturity	USD	47		1/11/19	12,335
KKR & Co. LP	1,586	FedFundEffective30	Maturity	USD	28		1/11/19	12,032
KKR & Co. LP	2,058	FedFundEffective30	Maturity	USD	42		1/11/19	10,413
KKR & Co. LP	1,608	FedFundEffective30	Maturity	USD	31		1/11/19	10,015
KKR & Co. LP	1,443	FedFundEffective30	Maturity	USD	26		1/11/19	9,982
KKR & Co. LP	1,281	FedFundEffective30	Maturity	USD	24		1/11/19	8,518
KKR & Co. LP	1,221	FedFundEffective30	Maturity	USD	22		1/11/19	8,458
KKR & Co. LP	1,281	FedFundEffective30	Maturity	USD	24		1/11/19	8,450
KKR & Co. LP	1,388	FedFundEffective30	Maturity	USD	27		1/11/19	8,406
KKR & Co. LP	1,402	FedFundEffective30	Maturity	USD	27		1/11/19	8,163
KKR & Co. LP	1,252	FedFundEffective30	Maturity	USD	24		1/11/19	7,217
KKR & Co. LP	1,064	FedFundEffective30	Maturity	USD	20		1/11/19	7,166
KKR & Co. LP	1,112	FedFundEffective30	Maturity	USD	21		1/11/19	7,011
KKR & Co. LP	1,396	FedFundEffective30	Maturity	USD	28		1/11/19	6,794
KKR & Co. LP	1,410	FedFundEffective30	Maturity	USD	29		1/11/19	6,787
KKR & Co. LP	1,224	FedFundEffective30	Maturity	USD	24		1/11/19	6,741
KKR & Co. LP	1,191	FedFundEffective30	Maturity	USD	23		1/11/19	6,672
KKR & Co. LP	928	FedFundEffective30	Maturity	USD	17		1/11/19	6,476
KKR & Co. LP	1,063	FedFundEffective30	Maturity	USD	21		1/11/19	6,189
KKR & Co. LP	911	FedFundEffective30	Maturity	USD	18		1/11/19	5,482
KKR & Co. LP	675	FedFundEffective30	Maturity	USD	12		1/11/19	4,632
KKR & Co. LP	681	FedFundEffective30	Maturity	USD	13		1/11/19	4,462
KKR & Co. LP	508	FedFundEffective30	Maturity	USD	9		1/11/19	3,379
KKR & Co. LP	497	FedFundEffective30	Maturity	USD	9		1/11/19	3,241
KKR & Co. LP	606	FedFundEffective30	Maturity	USD	12		1/11/19	2,883
KKR & Co. LP	487	FedFundEffective30	Maturity	USD	10		1/11/19	2,362
KKR & Co. LP	348	FedFundEffective30	Maturity	USD	7		1/11/19	2,267
KKR & Co. LP	319	FedFundEffective30	Maturity	USD	6		1/11/19	2,233
KKR & Co. LP	179	FedFundEffective30	Maturity	USD	3		1/11/19	1,165
KKR & Co. LP	130	FedFundEffective30	Maturity	USD	2		1/11/19	830
KKR & Co. LP	109	FedFundEffective30	Maturity	USD	2		1/11/19	727
KKR & Co. LP	55	FedFundEffective30	Maturity	USD	1		1/11/19	408
KKR & Co. LP	40	FedFundEffective30	Maturity	USD	1		1/11/19	279
KKR & Co. LP	8	FedFundEffective30	Maturity	USD	0	**	1/11/19	41
KKR & Co. LP	2,519	FedFundEffective30	Maturity	USD	51		3/06/19	11,872
KKR & Co. LP	2,642	FedFundEffective30	Maturity	USD	55		3/06/19	10,582
KKR & Co. LP	2,448	FedFundEffective30	Maturity	USD	50		3/06/19	10,559
KKR & Co. LP	4,170	FedFundEffective30	Maturity	USD	95		3/06/19	8,165
KKR & Co. LP	1,445	FedFundEffective30	Maturity	USD	29		3/06/19	7,553
KKR & Co. LP	1,456	FedFundEffective30	Maturity	USD	29		3/06/19	7,304
KKR & Co. LP	1,272	FedFundEffective30	Maturity	USD	26		3/06/19	6,423
KKR & Co. LP	1,151	FedFundEffective30	Maturity	USD	23		3/06/19	5,615
KKR & Co. LP	2,230	FedFundEffective30	Maturity	USD	51		3/06/19	4,434
KKR & Co. LP	949	FedFundEffective30	Maturity	USD	19		3/06/19	4,342
KKR & Co. LP	2,634	FedFundEffective30	Maturity	USD	61		3/06/19	4,037
KKR & Co. LP	706	FedFundEffective30	Maturity	USD	14		3/06/19	3,718
KKR & Co. LP	806	FedFundEffective30	Maturity	USD	17		3/06/19	3,375

18 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
KKR & Co. LP	614	FedFundEffective30	Maturity	USD	12		3/06/19	$3,328
KKR & Co. LP	1,567	FedFundEffective30	Maturity	USD	36		3/06/19	3,177
KKR & Co. LP	585	FedFundEffective30	Maturity	USD	12		3/06/19	2,926
KKR & Co. LP	669	FedFundEffective30	Maturity	USD	14		3/06/19	2,663
KKR & Co. LP	1,967	FedFundEffective30	Maturity	USD	46		3/06/19	2,646
KKR & Co. LP	1,207	FedFundEffective30	Maturity	USD	27		3/06/19	2,562
KKR & Co. LP	815	FedFundEffective30	Maturity	USD	18		3/06/19	2,291
KKR & Co. LP	815	FedFundEffective30	Maturity	USD	18		3/06/19	2,225
KKR & Co. LP	800	FedFundEffective30	Maturity	USD	18		3/06/19	2,018
KKR & Co. LP	800	FedFundEffective30	Maturity	USD	18		3/06/19	1,878
KKR & Co. LP	638	FedFundEffective30	Maturity	USD	14		3/06/19	1,792
KKR & Co. LP	650	FedFundEffective30	Maturity	USD	15		3/06/19	1,413
KKR & Co. LP	920	FedFundEffective30	Maturity	USD	21		3/06/19	1,331
KKR & Co. LP	329	FedFundEffective30	Maturity	USD	7		3/06/19	1,115
KKR & Co. LP	570	FedFundEffective30	Maturity	USD	13		3/06/19	1,075
KKR & Co. LP	371	FedFundEffective30	Maturity	USD	8		3/06/19	824
KKR & Co. LP	926	FedFundEffective30	Maturity	USD	22		3/06/19	805
KKR & Co. LP	217	FedFundEffective30	Maturity	USD	5		3/06/19	599
KKR & Co. LP	101	FedFundEffective30	Maturity	USD	2		3/06/19	286
KKR & Co. LP	382	FedFundEffective30	Maturity	USD	9		3/06/19	240
KKR & Co. LP	311	FedFundEffective30	Maturity	USD	8		3/06/19	225
KKR & Co. LP	142	FedFundEffective30	Maturity	USD	3		3/06/19	116
KKR & Co. LP	4	FedFundEffective30	Maturity	USD	0	**	3/06/19	15
KKR & Co. LP	483	FedFundEffective30	Maturity	USD	12		3/06/19	(106)

								$482,999

*	Principal amount less than 500.

**	Notional amount less than 500.

(a)	Non-income producing security.

(b)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Illiquid security.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	Affiliated investments.

Currency Abbreviations:

CAD – Canadian Dollar

GBP – Great British Pound

USD – United States Dollar

Glossary:

ETF – Exchange Traded Fund

FedFundEffective – Federal Funds Effective Rate

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 19

STATEMENT OF ASSETS & LIABILITIES

June 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $197,002,680)	$246,148,157	(a)
Affiliated issuers (cost $12,635,270—including investment of cash collateral for securities loaned of $6,154,925)	12,635,270
Cash collateral due from broker	1,573,000
Foreign currencies, at value (cost $2)	2
Receivable for investment securities sold	1,329,964
Unrealized appreciation on total return swaps	483,105
Unaffiliated dividends receivable	89,397
Receivable for capital stock sold	28,161
Affiliated dividends receivable	10,165

Total assets	262,297,221

Liabilities
Payable for collateral received on securities loaned	6,154,925
Payable for investment securities purchased	2,028,423
Payable for capital stock redeemed	375,968
Advisory fee payable	209,508
Administrative fee payable	19,318
Distribution fee payable	13,826
Due to Custodian	12,191
Transfer Agent fee payable	5,322
Unrealized depreciation on total return swaps	106
Accrued expenses and other liabilities	95,045

Total liabilities	8,914,632

Net Assets	$253,382,589

Composition of Net Assets
Capital stock, at par	$1,485
Additional paid-in capital	186,856,117
Undistributed net investment income	629,230
Accumulated net realized gain on investment and foreign currency transactions	16,267,281
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	49,628,476

	$253,382,589

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$12,060,415	703,090	$17.15	*

C	$12,825,111	787,903	$16.28

Advisor	$186,570,261	10,888,114	$17.14

R	$16,857	1,006	$16.76

K	$2,806,333	165,902	$16.92

I	$39,103,612	2,304,275	$16.97

*	The maximum offering price per share for Class A shares was $17.91, which reflects a sales charge of 4.25%.

(a)	Includes securities on loan with a value of $6,101,413 (See Note E).

See notes to financial statements.

20 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended June 30, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $721)	$4,766,096
Affiliated issuers	70,396
Interest	2,259	$4,838,751

Expenses
Advisory fee (see Note B)	2,749,060
Distribution fee—Class A	30,681
Distribution fee—Class C	125,488
Distribution fee—Class R	85
Distribution fee—Class K	7,010
Transfer agency—Class A	3,120
Transfer agency—Class C	3,512
Transfer agency—Advisor Class	57,003
Transfer agency—Class R	12
Transfer agency—Class K	5,608
Transfer agency—Class I	4,783
Custodian	143,265
Registration fees	87,677
Administrative	77,557
Audit and tax	62,343
Legal	48,718
Directors’ fees	26,878
Printing	25,397
Miscellaneous	32,732

Total expenses	3,490,929
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(15,095)

Net expenses		3,475,834

Net investment income		1,362,917

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		31,320,756
Swaps		428,812
Foreign currency transactions		3,506
Net change in unrealized appreciation/depreciation on:
Investments		7,160,165
Swaps		316,168
Foreign currency denominated assets and liabilities		(39)

Net gain on investment and foreign currency transactions		39,229,368

Net Increase in Net Assets from Operations		$40,592,285

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 21

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2018	Year Ended June 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,362,917	$1,756,432
Net realized gain on investment and foreign currency transactions	31,753,074	36,785,210
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	7,476,294	6,371,593

Net increase in net assets from operations	40,592,285	44,913,235
Dividends and Distributions to Shareholders from
Net investment income
Class A	(17,342)	– 0	–
Advisor Class	(933,611)	(1,382,521)
Class R	– 0	–	(16)
Class K	– 0	–	(8,361)
Class I	(53,854)	(99,162)
Net realized gain on investment and foreign currency transactions
Class A	(1,214,205)	(494,730)
Class C	(1,357,932)	(416,739)
Advisor Class	(24,524,675)	(8,393,430)
Class R	(1,810)	(541)
Class K	(299,334)	(140,108)
Class I	(1,400,351)	(599,992)
Capital Stock Transactions
Net decrease	(37,178,855)	(51,185,153)

Total decrease	(26,389,684)	(17,807,518)
Net Assets
Beginning of period	279,772,273	297,579,791

End of period (including undistributed net investment income of $629,230 and $214,624, respectively)	$253,382,589	$279,772,273

See notes to financial statements.

22 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 28 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. As of June 30, 2018, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2018:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$58,149,049		$	– 0	–	$	– 0	–	$58,149,049
Financials	34,349,681			– 0	–		– 0	–	34,349,681
Consumer Discretionary	30,885,698			1,090,385			– 0	–	31,976,083
Industrials	31,148,628			– 0	–		– 0	–	31,148,628
Health Care	29,963,830			– 0	–		– 0	–	29,963,830
Energy	17,396,391			– 0	–		– 0	–	17,396,391
Real Estate	9,150,468			– 0	–		– 0	–	9,150,468
Utilities	8,720,177			– 0	–		– 0	–	8,720,177
Consumer Staples	6,645,366			– 0	–		– 0	–	6,645,366
Materials	6,431,567			– 0	–		– 0	–	6,431,567
Telecommunication Services	4,061,476			– 0	–		– 0	–	4,061,476
Investment Companies	6,643,714			– 0	–		– 0	–	6,643,714
Preferred Stocks	– 0	–		– 0	–		1,507,817		1,507,817
Short-Term Investments:
Investment Companies	6,480,345			– 0	–		– 0	–	6,480,345
Time Deposits	– 0	–		3,910			– 0	–	3,910
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,154,925			– 0	–		– 0	–	6,154,925

Total Investments in Securities	256,181,315			1,094,295			1,507,817		258,783,427

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Investments in Securities	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets
Total Return Swaps	$	– 0	–	$483,105	$	– 0	–	$483,105
Liabilities
Total Return Swaps		– 0	–	(106)		– 0	–	(106)

Total^		$256,181,315		$1,577,294		$1,507,817		$259,266,426

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Preferred Stocks
Balance as of 6/30/17	$982,941
Accrued discounts/ (premiums)	– 0	–
Realized gain (loss)	– 0	–
Change in unrealized appreciation/depreciation	316,090
Purchases	208,786
Transfers into Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 6/30/18	$1,507,817

Net change in unrealized appreciation/depreciation from investments held as of 6/30/18**	$316,090

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and

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NOTES TO FINANCIAL STATEMENTS (continued)

modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended June 30, 2018, such waiver/reimbursement amounted to $2,387. The Expense Caps may not be terminated before October 31, 2018.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2018, the reimbursement for such services amounted to $77,557.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $38,077 for the year ended June 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $962 from the sale of Class A shares and received $54 and $2,413 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2018, such waiver amounted to $11,916.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2018 is as follows:

Fund	Market Value 6/30/17 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,159		$106,834	$105,513	$6,480	$67
Government Money Market Portfolio*	– 0	–	13,977	7,822	6,155	3

Total					$12,635	$70

*	Investment of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended June 30, 2018 amounted to $276,921, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $94,962, $0 and $1,502 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A

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NOTES TO FINANCIAL STATEMENTS (continued)

shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$629,117,630		$693,844,531
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$215,185,670

Gross unrealized appreciation	$50,747,821
Gross unrealized depreciation	(6,667,064)

Net unrealized appreciation	$44,080,757

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value

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NOTES TO FINANCIAL STATEMENTS (continued)

and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended June 30, 2018, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce

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NOTES TO FINANCIAL STATEMENTS (continued)

its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended June 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swaps	$483,105	Unrealized depreciation on total return swaps	$106

Total		$483,105		$106

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$428,812	$316,168

Total		$428,812	$316,168

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2018.

Total Return Swaps:
Average notional amount	$2,077,005

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Morgan Stanley Capital Services, LLC	$483,105	$(106)	$	– 0	–	$	– 0	–	$482,999

Total	$483,105	$(106)	$	– 0	–	$	– 0	–	$482,999	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Morgan Stanley Capital Services, LLC	$106	$(106)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$106	$(106)	$	– 0	–	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2018, the Fund had securities on loan with a value of $6,101,413 and had received cash collateral which has been invested into Government Money Market Portfolio of $6,154,925. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0 and $3,009 from the borrowers and Government Money Market Portfolio, respectively, for the year ended June 30, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2018, such waiver amounted to $792. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

36 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended June 30, 2018	Year Ended June 30, 2017		Year Ended June 30, 2018	Year Ended June 30, 2017

Class A
Shares sold	125,883	226,987		$2,157,496		$3,472,359

Shares issued in reinvestment of dividends and distributions	65,993	28,659		1,100,773		438,773

Shares converted from Class C	1,315	27,780		22,004		450,040

Shares redeemed	(196,966)	(2,492,130)		(3,411,620)		(37,674,327)

Net decrease	(3,775)	(2,208,704)		$(131,347)		$(33,313,155)

Class C
Shares sold	268,237	87,795		$4,418,304		$1,324,313

Shares issued in reinvestment of dividends and distributions	66,790	20,142		1,061,957		297,095

Shares converted to Class A	(1,382)	(28,923)		(22,004)		(450,040)

Shares redeemed	(216,577)	(294,710)		(3,571,394)		(4,420,760)

Net increase (decrease)	117,068	(215,696)		$1,886,863		$(3,249,392)

Advisor Class
Shares sold	1,002,386	3,758,917		$17,190,285		$57,383,777

Shares issued in reinvestment of dividends and distributions	1,311,990	473,806		21,831,505		7,239,762

Shares redeemed	(5,927,427)	(4,454,445)		(101,368,311)		(69,353,149)

Net decrease	(3,613,051)	(221,722)		$(62,346,521)		$(4,729,610)

Class R
Shares issued in reinvestment of dividends and distributions	0 *	– 0	–	$0 **	$	– 0	–

Net increase	0 *	– 0	–	$0 **	$	– 0	–

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 37

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Class K
Shares sold	16,514	20,734	$281,886	$317,742

Shares issued in reinvestment of dividends and distributions	18,185	9,819	299,334	148,469

Shares redeemed	(30,236)	(125,950)	(506,956)	(1,947,981)

Net increase (decrease)	4,463	(95,397)	$74,264	$(1,481,770)

Class I
Shares sold	1,616,150	215,458	$27,528,108	$3,310,147

Shares issued in reinvestment of dividends and distributions	88,241	46,179	1,454,205	699,154

Shares redeemed	(323,064)	(807,907)	(5,644,427)	(12,420,527)

Net increase (decrease)	1,381,327	(546,270)	$23,337,886	$(8,411,226)

*	Share is less than 0.5.

**	Amount is less than $0.5.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

38 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2018 and June 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$18,936,131	$7,344,823
Net long-term capital gains	10,866,983	4,190,777

Total taxable distributions paid	$29,803,114	$11,535,600

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,699,756
Undistributed capital gains	9,744,475
Unrealized appreciation/(depreciation)	44,080,756	(a)

Total accumulated earnings/(deficit)	$66,524,987

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and passive foreign investment companies (PFICs), foreign currency reclassifications, and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

40 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.54	$ 14.70	$ 15.56	$ 15.62	$ 13.26

Income From Investment Operations
Net investment income(a)	.05	(b)	.06	(b)	.06	(b)	.01	.02
Net realized and unrealized gain on investment and foreign currency transactions	2.39	2.32	.21	1.20	2.68
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	2.44	2.38	.27	1.21	2.70

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	(.02)	(.03)	(.02)
Distributions from net realized gain on investment and foreign currency transactions	(1.80)	(.54)	(1.11)	(1.24)	(.32)

Total dividends and distributions	(1.83)	(.54)	(1.13)	(1.27)	(.34)

Net asset value, end of period	$ 17.15	$ 16.54	$ 14.70	$ 15.56	$ 15.62

Total Return
Total investment return based on net asset value(d)	15.03%	16.47%	1.74%	8.02%	20.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,060	$11,694	$42,856	$18,958	$17,535
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.45%	1.45%	1.45%	1.45%	1.49%
Expenses, before waivers/reimbursements(e)†	1.46%	1.45%	1.45%	1.45%	1.49%
Net investment income	.31	%(b)	.37	%(b)	.44	%(b)	.08%	.12%
Portfolio turnover rate	236%	292%	269%	348%	495%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.02%	.02%	.00%	.00%	.00%

See footnote summary on page 47.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 15.87	$ 14.23	$ 15.19	$ 15.34	$ 13.11

Income From Investment Operations
Net investment loss(a)	(.07	)(b)	(.05	)(b)	(.06	)(b)	(.10)	(.08)
Net realized and unrealized gain on investment and foreign currency transactions	2.28	2.23	.21	1.19	2.63
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	2.21	2.18	.15	1.09	2.55

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(1.80)	(.54)	(1.11)	(1.24)	(.32)

Net asset value, end of period	$ 16.28	$ 15.87	$ 14.23	$ 15.19	$ 15.34

Total Return
Total investment return based on net asset value(d)	14.19%	15.59%	0.98%	7.31%	19.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,825	$10,647	$12,613	$16,791	$10,645
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	2.21%	2.20%	2.20%	2.19%	2.20%
Expenses, before waivers/reimbursements(e)†	2.21%	2.21%	2.20%	2.19%	2.20%
Net investment loss	(.45	)%(b)	(.33	)%(b)	(.41	)%(b)	(.66)%	(.57)%
Portfolio turnover rate	236%	292%	269%	348%	495%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.02%	.02%	.00%	.00%	.00%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.53	$ 14.73	$ 15.60	$ 15.64	$ 13.26

Income From Investment Operations
Net investment income(a)	.10	(b)	.10	(b)	.09	(b)	.05	.06
Net realized and unrealized gain on investment and foreign currency transactions	2.38	2.33	.21	1.21	2.68
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	2.48	2.43	.30	1.26	2.74

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.09)	(.06)	(.06)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(1.80)	(.54)	(1.11)	(1.24)	(.32)

Total dividends and distributions	(1.87)	(.63)	(1.17)	(1.30)	(.36)

Net asset value, end of period	$ 17.14	$ 16.53	$ 14.73	$ 15.60	$ 15.64

Total Return
Total investment return based on net asset value(d)	15.33%	16.82%	1.91%	8.40%	20.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$186,570	$239,659	$216,896	$260,521	$225,377
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.20%	1.20%	1.20%	1.19%	1.19%
Expenses, before waivers/reimbursements(e)†	1.21%	1.20%	1.20%	1.19%	1.19%
Net investment income	.56	%(b)	.67	%(b)	.60	%(b)	.34%	.42%
Portfolio turnover rate	236%	292%	269%	348%	495%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.02%	.02%	.00%	.00%	.00%

See footnote summary on page 47.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.22	$ 14.48	$ 15.37	$ 15.44	$ 13.13

Income From Investment Operations
Net investment income (loss)(a)	.00	(b)(c)	.02	(b)	.01	(b)	(.03)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	2.34	2.28	.21	1.20	2.64
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	2.34	2.30	.22	1.17	2.63

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.02)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.80)	(.54)	(1.11)	(1.24)	(.32)

Total dividends and distributions	(1.80)	(.56)	(1.11)	(1.24)	(.32)

Net asset value, end of period	$ 16.76	$ 16.22	$ 14.48	$ 15.37	$ 15.44

Total Return
Total investment return based on net asset value(d)	14.71%	16.14%	1.44%	7.80%	20.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17	$16	$15	$15	$16
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.76%	1.74%	1.72%	1.72%	1.70%
Expenses, before waivers/reimbursements(e)†	1.76%	1.74%	1.72%	1.72%	1.70%
Net investment income (loss)	.01	%(b)	.12	%(b)	.09	%(b)	(.18)%	(.10)%
Portfolio turnover rate	236%	292%	269%	348%	495%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.02%	.02%	.00%	.00%	.00%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.33	$ 14.56	$ 15.43	$ 15.47	$ 13.14

Income From Investment Operations
Net investment income (loss)(a)(b)	.04	.05	.04	(.00	)(c)	.01
Net realized and unrealized gain on investment and foreign currency transactions	2.35	2.29	.21	1.20	2.64
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	2.39	2.34	.25	1.20	2.65

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)	(.01)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.80)	(.54)	(1.11)	(1.24)	(.32)

Total dividends and distributions	(1.80)	(.57)	(1.12)	(1.24)	(.32)

Net asset value, end of period	$ 16.92	$ 16.33	$ 14.56	$ 15.43	$ 15.47

Total Return
Total investment return based on net asset value(d)	14.94%	16.38%	1.58%	8.05%	20.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,806	$2,636	$3,739	$3,604	$2,678
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.54%	1.55%	1.55%	1.55%	1.55%
Expenses, before waivers/reimbursements(e)†	1.63%	1.62%	1.60%	1.59%	1.62%
Net investment income (loss)(b)	.22%	.32%	.27%	(.02)%	.07%
Portfolio turnover rate	236%	292%	269%	348%	495%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.02%	.02%	.00%	.00%	.00%

See footnote summary on page 47.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.38	$ 14.61	$ 15.48	$ 15.52	$ 13.17

Income From Investment Operations
Net investment income(a)	.10	(b)	.11	(b)	.08	(b)	.05	.06
Net realized and unrealized gain on investment and foreign currency transactions	2.36	2.29	.22	1.20	2.65
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	2.46	2.40	.30	1.25	2.71

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.09)	(.06)	(.05)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(1.80)	(.54)	(1.11)	(1.24)	(.32)

Total dividends and distributions	(1.87)	(.63)	(1.17)	(1.29)	(.36)

Net asset value, end of period	$ 16.97	$ 16.38	$ 14.61	$ 15.48	$ 15.52

Total Return
Total investment return based on net asset value(d)	15.35%	16.76%	2.00%	8.34%	20.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,104	$15,121	$21,461	$38,186	$30,164
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.21%	1.19%	1.18%	1.22%	1.18%
Expenses, before waivers/reimbursements(e)†	1.22%	1.19%	1.18%	1.22%	1.18%
Net investment income	.57	%(b)	.72	%(b)	.57	%(b)	.31%	.40%
Portfolio turnover rate	236%	292%	269%	348%	495%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.02%	.02%	.00%	.00%	.00%

See footnote summary on page 47.

46 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2018 and the year June 30, 2017, such waiver amounted to less than 0.005% and 0.01%, respectively.

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Select US Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Select US Equity Portfolio (the “Fund”), one of the funds constituting AB Cap Fund, Inc. (the “Company”), as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Select US Equity Portfolio (one of the funds constituting AB Cap Fund, Inc.) at June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

48 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 27, 2018

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 49

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2018. For corporate shareholders, 22.02% of dividends paid qualify for the dividends received deduction. For individual shareholders, the fund designates 21.15% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

50 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 51

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 58 (2011)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,# Chairman of the Board 76 (2011)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,# 74 (2011)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,# 85 (2011)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,# 70 (2011)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,# 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,# 66 (2011)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	94	None

Earl D. Weiner,# 79 (2011)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 57

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Kurt A. Feuerman 62	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Anthony Nappo 46	Vice President	Senior Vice President of the Adviser**, with which he been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 59

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Equity Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 61

relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser

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may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 63

as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints, and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

All China Equity Portfolio

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 65

NOTES

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NOTES

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 67

NOTES

68 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

AB SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SUE-0151-0618

JUN    06.30.18

ANNUAL REPORT

AB SELECT US LONG/SHORT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Select US Long/Short Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 1

ANNUAL REPORT

August 9, 2018

This report provides management’s discussion of fund performance for AB Select US Long/Short Portfolio for the annual reporting period ended June 30, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2018 (unaudited)

	6 Months	12 Months
AB SELECT US LONG/SHORT PORTFOLIO
Class A Shares	1.98%	10.10%
Class C Shares	1.65%	9.34%
Advisor Class Shares[1]	2.11%	10.39%
Class R Shares[1]	1.77%	9.80%
Class K Shares[1]	1.90%	10.10%
Class I Shares[1]	2.11%	10.46%
S&P 500 Index	2.65%	14.37%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended June 30, 2018.

All share classes underperformed the benchmark for both periods, before sales charges. During the 12-month period, the Fund’s net market exposure ranged from 58% to 71%, ending the period at 66%. The Fund’s below-market exposure led to underperformance relative to the fully invested benchmark; however, security selection within both the Fund’s long and short holdings contributed to absolute returns. Within the Fund’s long holdings, gains from selection in technology, energy and consumer discretionary more than offset losses from selection within the consumer staples, materials and financials sectors. Within short holdings, gains from selection in health care, consumer discretionary and real estate more than offset losses from selection in the technology and financials sectors.

During the six-month period, the Fund’s net market exposure ranged from 58% to 71%, ending the period at 66%. The Fund’s below-market exposure led to underperformance relative to the fully invested benchmark.

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Security selection within the Fund’s short holdings detracted, while selection within the Fund’s long holdings contributed to absolute returns. Within the Fund’s long holdings, gains from selection in the technology, energy and consumer discretionary sectors more than offset losses from selection within financials, consumer staples and industrials. Within short holdings, gains from selection within the health care and energy sectors were offset by losses from selection within industrials, consumer discretionary and materials.

The Fund utilized derivatives in the form of total return swaps for investment purposes, which added to absolute returns for both periods, while futures for hedging purposes detracted for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

In the first half of the 12-month period, markets experienced synchronized global growth, corporate profit recovery, a weakening of the US dollar, a strengthening/stabilization of oil prices and continued low interest rates and inflation. All of this, paired with low market volatility, fueled strong returns in US equities. Toward the end of the first half of the period, the Republican administration passed a comprehensive tax reform bill, which remained a key focus for investors into the second half of the period.

Early in the six-month period, stocks performed strongly before concerns about higher inflation and interest rates led stocks to correct sharply. Throughout the period, other issues were prominent, including tariffs and protectionism, slowing global growth, government regulation of technology companies, a flattening yield curve, a stronger US dollar, and a more aggressive US Federal Reserve. However, investors also saw many positives, including strong earnings, robust dividends and stock buybacks, along with reasonable valuations. Despite a rise in volatility and investor uncertainty, US equities ultimately ended the 12-month period higher as the S&P 500 Index returned 14.37%.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on absolute returns, using a flexible approach to participate in market upside while seeking to protect on the downside. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies, short positions in such securities, and cash and US cash equivalents.

The Adviser selects investments for the Fund’s long positions through

(continued on next page)

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 3

an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure)

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(continued on next page)

will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in non-US companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/12/20121 TO 6/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Select US Long/Short Portfolio Class A shares (from 12/12/20121 to 6/30/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/12/2012.

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HISTORICAL PERFORMANCE (continued)

AVERAGE RETURNS AS OF JUNE 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	10.10%	5.38%
5 Years	6.23%	5.32%
Since Inception[1]	7.28%	6.45%
CLASS C SHARES
1 Year	9.34%	8.34%
5 Years	5.45%	5.45%
Since Inception[1]	6.51%	6.51%
ADVISOR CLASS SHARES[2]
1 Year	10.39%	10.39%
5 Years	6.49%	6.49%
Since Inception[1]	7.56%	7.56%
CLASS R SHARES[2]
1 Year	9.80%	9.80%
5 Years	5.95%	5.95%
Since Inception[1]	7.02%	7.02%
CLASS K SHARES[2]
1 Year	10.10%	10.10%
5 Years	6.23%	6.23%
Since Inception[1]	7.28%	7.28%
CLASS I SHARES[2]
1 Year	10.46%	10.46%
5 Years	6.56%	6.56%
Since Inception[1]	7.60%	7.60%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios (including dividend expense, borrowing costs and brokerage expense on securities sold short) as 2.12%, 2.87%, 1.88%, 2.48%, 2.16% and 1.84% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 2.05%, 2.80%, 1.81%, 2.31%, 2.06% and 1.77% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2018. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/12/2012.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	5.38%
5 Years	5.32%
Since Inception[1]	6.45%
CLASS C SHARES
1 Year	8.34%
5 Years	5.45%
Since Inception[1]	6.51%
ADVISOR CLASS SHARES[2]
1 Year	10.39%
5 Years	6.49%
Since Inception[1]	7.56%
CLASS R SHARES[2]
1 Year	9.80%
5 Years	5.95%
Since Inception[1]	7.02%
CLASS K SHARES[2]
1 Year	10.10%
5 Years	6.23%
Since Inception[1]	7.28%
CLASS I SHARES[2]
1 Year	10.46%
5 Years	6.56%
Since Inception[1]	7.60%

1	Inception date: 12/12/2012.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,019.80	$9.42	1.88%	$9.77	1.95%
Hypothetical**	$1,000	$1,015.47	$9.39	1.88%	$9.74	1.95%

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,016.50	$13.15	2.63%	$13.50	2.70%
Hypothetical**	$1,000	$1,011.75	$13.12	2.63%	$13.47	2.70%
Advisor Class
Actual	$1,000	$1,021.10	$8.17	1.63%	$8.52	1.70%
Hypothetical**	$1,000	$1,016.71	$8.15	1.63%	$8.50	1.70%
Class R
Actual	$1,000	$1,017.70	$10.76	2.15%	$11.11	2.22%
Hypothetical**	$1,000	$1,014.13	$10.74	2.15%	$11.09	2.22%
Class K
Actual	$1,000	$1,019.00	$9.46	1.89%	$9.81	1.96%
Hypothetical**	$1,000	$1,015.42	$9.44	1.89%	$9.79	1.96%
Class I
Actual	$1,000	$1,021.10	$7.92	1.58%	$8.27	1.65%
Hypothetical**	$1,000	$1,016.96	$7.90	1.58%	$8.25	1.65%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

June 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $966.8

SECTOR BREAKDOWN1

	Long	Short
Consumer Discretionary	10.3%	-0.1%
Consumer Staples	2.2	—
Energy	5.9	—
Financials	9.5	—
Funds and Investment Trusts	1.9	-2.0
Health Care	8.3	-0.1
Industrials	8.7	—
Information Technology	16.6	—
Materials	1.8	—
Real Estate	2.6	-0.5
Telecommunication Services	1.1	—
Utilities	2.4	—

TEN LARGEST HOLDINGS1

Long		Short
Company		Company
Honeywell International, Inc.	3.6%	iShares Russell 2000 ETF	-0.3%
Northrop Grumman Corp.	2.8	Invesco CurrencyShares Euro Currency Trust	-0.3
Alphabet, Inc.	2.8	SBA Communications Corp.	-0.3
Microsoft Corp.	2.6	Omega Healthcare Investors, Inc.	-0.1
Apple, Inc.	2.6	SL Green Realty Corp.	-0.1
Crown Castle International Corp.	2.5	Cerner Corp.	-0.1
Berkshire Hathaway, Inc.	2.3	Tesla, Inc.	-0.1
NextEra Energy, Inc.	2.1	Chesapeake Lodging Trust	-0.0	[2]
JPMorgan Chase & Co.	1.9	Ashford Hospitality Trust, Inc.	-0.0	[2]
Chevron Corp.	1.8	Chatham Lodging Trust	-0.0	[2]

1	Holdings are expressed as a percentage of total net assets and may vary over time.

2	Less than -0.05%.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

June 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 68.9%
Information Technology – 16.2%
Communications Equipment – 1.1%
Cisco Systems, Inc.	234,935	$10,109,253

Internet Software & Services – 5.5%
Alphabet, Inc. – Class C(a)	23,909	26,674,076
eBay, Inc.(a)	172,843	6,267,287
Facebook, Inc. – Class A(a)	85,311	16,577,634
Spotify Technology SA(a)	19,884	3,345,284

		52,864,281

IT Services – 1.5%
PayPal Holdings, Inc.(a)	52,927	4,407,231
Visa, Inc. – Class A	77,246	10,231,233

		14,638,464

Semiconductors & Semiconductor Equipment – 2.0%
Intel Corp.	159,856	7,946,442
QUALCOMM, Inc.	88,704	4,978,068
Texas Instruments, Inc.	60,171	6,633,853

		19,558,363

Software – 3.5%
Activision Blizzard, Inc.	33,700	2,571,984
Microsoft Corp.	259,233	25,562,966
Take-Two Interactive Software, Inc.(a)	49,472	5,855,506

		33,990,456

Technology Hardware, Storage & Peripherals – 2.6%
Apple, Inc.	136,225	25,216,610

		156,377,427

Consumer Discretionary – 10.2%
Hotels, Restaurants & Leisure – 1.9%
Carnival Corp.	71,371	4,090,272
Extended Stay America, Inc.	72,861	1,574,526
McDonald’s Corp.	45,705	7,161,516
Red Rock Resorts, Inc. – Class A	64,793	2,170,566
Stars Group, Inc. (The)(a)	97,217	3,528,977

		18,525,857

Household Durables – 0.7%
Lennar Corp. – Class A	118,859	6,240,097

Internet & Direct Marketing Retail – 2.4%
Amazon.com, Inc.(a)	9,159	15,568,468
Booking Holdings, Inc.(a)	2,436	4,937,992
Netflix, Inc.(a)	6,584	2,577,175

		23,083,635

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Media – 2.6%
Altice USA, Inc. – Class A	89,493	$1,526,751
Comcast Corp. – Class A	155,420	5,099,330
Liberty Media Corp.-Liberty SiriusXM – Class A(a)	58,923	2,654,481
Manchester United PLC – Class A	126,891	2,613,955
Twenty-First Century Fox, Inc. – Class A	83,472	4,147,724
Vivendi SA	125,814	3,077,776
Walt Disney Co. (The)	53,893	5,648,525

		24,768,542

Specialty Retail – 1.8%
Home Depot, Inc. (The)	74,137	14,464,129
Tiffany & Co.	24,807	3,264,601

		17,728,730

Textiles, Apparel & Luxury Goods – 0.8%
Lululemon Athletica, Inc.(a)	20,896	2,608,866
Michael Kors Holdings Ltd.(a)	11,957	796,336
NIKE, Inc. – Class B	58,494	4,660,802

		8,066,004

		98,412,865

Financials – 9.5%
Banks – 6.4%
Bank of America Corp.	486,627	13,718,015
Citigroup, Inc.	70,872	4,742,754
JPMorgan Chase & Co.	173,585	18,087,557
SunTrust Banks, Inc.	187,689	12,391,228
US Bancorp	263,049	13,157,711

		62,097,265

Capital Markets – 0.3%
Charles Schwab Corp. (The)	54,384	2,779,022

Diversified Financial Services – 2.3%
Berkshire Hathaway, Inc. – Class B(a)	118,500	22,118,025

Insurance – 0.5%
Progressive Corp. (The)	90,693	5,364,491

		92,358,803

Industrials – 8.7%
Aerospace & Defense – 3.6%
Northrop Grumman Corp.	88,426	27,208,680
United Technologies Corp.	60,593	7,575,943

		34,784,623

Airlines – 0.4%
Delta Air Lines, Inc.	69,515	3,443,773

Industrial Conglomerates – 3.6%
Honeywell International, Inc.	242,127	34,878,394

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Road & Rail – 1.1%
Norfolk Southern Corp.	71,704	$10,817,983

		83,924,773

Health Care – 8.3%
Biotechnology – 0.3%
AbbVie, Inc.	38,198	3,539,044

Health Care Equipment & Supplies – 2.6%
Abbott Laboratories	217,999	13,295,759
Boston Scientific Corp.(a)	147,583	4,825,964
Medtronic PLC	80,983	6,932,955

		25,054,678

Health Care Providers & Services – 2.8%
Cigna Corp.	23,010	3,910,549
Humana, Inc.	31,376	9,338,439
UnitedHealth Group, Inc.	55,755	13,678,932

		26,927,920

Pharmaceuticals – 2.6%
Allergan PLC	33,198	5,534,771
Johnson & Johnson	91,909	11,152,238
Zoetis, Inc.	98,002	8,348,790

		25,035,799

		80,557,441

Energy – 5.9%
Energy Equipment & Services – 0.5%
Schlumberger Ltd.	81,625	5,471,324

Oil, Gas & Consumable Fuels – 5.4%
Chevron Corp.	134,400	16,992,192
Denbury Resources, Inc.(a)	2,235,189	10,751,254
EOG Resources, Inc.	50,348	6,264,802
Exxon Mobil Corp.	106,062	8,774,509
Occidental Petroleum Corp.	111,016	9,289,819

		52,072,576

		57,543,900

Real Estate – 2.6%
Equity Real Estate Investment Trusts (REITs) – 2.6%
Crown Castle International Corp.	229,246	24,717,304

Utilities – 2.4%
Electric Utilities – 2.1%
NextEra Energy, Inc.	121,540	20,300,826

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Independent Power and Renewable Electricity Producers – 0.3%
NRG Energy, Inc.	102,101	$3,134,501

		23,435,327

Consumer Staples – 2.2%
Beverages – 0.3%
Molson Coors Brewing Co. – Class B	43,239	2,941,982

Food & Staples Retailing – 1.3%
BJ’s Wholesale Club Holdings, Inc.(a)	85,722	2,027,325
Kroger Co. (The)	84,384	2,400,725
Walmart, Inc.	92,516	7,923,995

		12,352,045

Personal Products – 0.6%
Estee Lauder Cos., Inc. (The) – Class A	39,090	5,577,752

		20,871,779

Materials – 1.8%
Chemicals – 0.9%
DowDuPont, Inc.	124,192	8,186,737

Containers & Packaging – 0.9%
Berry Global Group, Inc.(a)	198,117	9,101,495

		17,288,232

Telecommunication Services – 1.1%
Diversified Telecommunication Services – 1.1%
Verizon Communications, Inc.	216,982	10,916,364

Total Common Stocks (cost $654,278,428)		666,404,215

INVESTMENT COMPANIES – 1.9%
Funds and Investment Trusts – 1.9%(b)
iShares Nasdaq Biotechnology ETF(c)	54,981	6,038,013
SPDR S&P Biotech ETF(c)	124,319	11,833,926

Total Investment Companies (cost $17,289,658)		17,871,939

PREFERRED STOCKS – 0.5%
Information Technology – 0.4%
Internet Software & Services – 0.4%
Lyft, Inc. – Series G 0.00%(a)(d)(e)(f)	85,511	3,906,581

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Lyft, Inc. – Series H 0.00%(a)(d)(e)(f)	17,100	$783,695

		4,690,276

Consumer Discretionary – 0.1%
Household Durables – 0.1%
Honest Co. (The) – Series D 0.00%(a)(d)(e)(f)	20,767	520,182

Total Preferred Stocks (cost $4,379,031)		5,210,458

SHORT-TERM INVESTMENTS – 28.6%
Investment Companies – 27.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.71%(b)(g)(h) (cost $269,614,639)	269,614,639	269,614,639

	Principal Amount (000)
U.S. Treasury Bills – 0.7%
U.S. Treasury Bill Zero Coupon, 8/16/18(i) (cost $6,983,184)	$7,000	6,983,184

Total Short-Term Investments (cost $276,597,823)		276,597,823

Total Investments Before Securities Lending Collateral for Securities Loaned – 99.9% (cost $952,544,940)		966,084,435

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.71%(b)(g)(h) (cost $17,963,715)	17,963,715	17,963,715

Total Investments Before Securities Sold Short – 101.8% (cost $970,508,655)		984,048,150

18 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SECURITIES SOLD SHORT – (2.7)%
INVESTMENT COMPANIES – (2.0)%
Funds and Investment Trusts – (2.0)%(b)
Invesco CurrencyShares Euro Currency Trust(a)	(25,113)	$(2,814,163)
iShares Russell 2000 ETF	(18,638)	(3,052,345)
SPDR S&P 500 ETF Trust	(49,103)	(13,320,662)

Total Investment Companies (proceeds $19,219,297)		(19,187,170)

COMMON STOCKS – (0.7)%
Consumer Discretionary – (0.1)%
Automobiles – (0.1)%
Tesla, Inc.(a)	(1,548)	(530,886)

Health Care – (0.1)%
Health Care Technology – (0.1)%
Cerner Corp.(a)	(12,597)	(753,175)

Real Estate – (0.5)%
Equity Real Estate Investment Trusts (REITs) – (0.5)%
Acadia Realty Trust	(1,353)	(37,032)
Agree Realty Corp.	(824)	(43,482)
American Assets Trust, Inc.	(1,029)	(39,400)
Ashford Hospitality Trust, Inc.	(7,087)	(57,405)
Brixmor Property Group, Inc.	(2,006)	(34,965)
CBL & Associates Properties, Inc.	(4,557)	(25,382)
Chatham Lodging Trust	(2,319)	(49,209)
Chesapeake Lodging Trust	(1,887)	(59,705)
JBG SMITH Properties	(808)	(29,468)
Kimco Realty Corp.	(1,982)	(33,674)
Macerich Co. (The)	(679)	(38,588)
Omega Healthcare Investors, Inc.	(41,229)	(1,278,099)
Pennsylvania Real Estate Investment Trust	(2,843)	(31,244)
Regency Centers Corp.	(640)	(39,731)
Retail Opportunity Investments Corp.	(1,887)	(36,155)
SBA Communications Corp.(a)	(15,281)	(2,523,199)
Simon Property Group, Inc.	(257)	(43,739)
SL Green Realty Corp.	(7,836)	(787,753)
Tanger Factory Outlet Centers, Inc.	(1,402)	(32,933)
Taubman Centers, Inc.	(617)	(36,255)
Urban Edge Properties	(1,586)	(36,272)
Vornado Realty Trust	(617)	(45,609)
Washington Prime Group, Inc.	(5,005)	(40,590)

		(5,379,889)

Total Common Stocks (proceeds $6,362,293)		(6,663,950)

Total Securities Sold Short (proceeds $25,581,590)		(25,851,120)

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

U.S. $ Value

Total Investments, Net of Securities Sold Short – 99.1% (cost $944,927,065)	$958,197,030
Other assets less liabilities – 0.9%	8,580,236

Net Assets – 100.0%	$966,777,266

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)	Original Value	Value at June 30, 2018	Unrealized Appreciation/ (Depreciation)
Sold Contracts
S&P 500 E-Mini Futures	237	September 2018	USD 12	$32,772,676	$32,250,960	$521,716

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
KKR & Co. LP	6,428	FedFundEffective Plus 0.30%	Maturity	USD	119	1/11/19	$38,692
KKR & Co. LP	5,563	FedFundEffective Plus 0.30%	Maturity	USD	104	1/11/19	32,955
KKR & Co. LP	3,346	FedFundEffective Plus 0.30%	Maturity	USD	61	1/11/19	20,810
KKR & Co. LP	4,644	FedFundEffective Plus 0.30%	Maturity	USD	94	1/11/19	20,396
KKR & Co. LP	3,141	FedFundEffective Plus 0.30%	Maturity	USD	64	1/11/19	13,184
KKR & Co. LP	3,174	FedFundEffective Plus 0.30%	Maturity	USD	65	1/11/19	13,154
KKR & Co. LP	2,238	FedFundEffective Plus 0.30%	Maturity	USD	46	1/11/19	9,427
KKR & Co. LP	1,701	FedFundEffective Plus 0.30%	Maturity	USD	35	1/11/19	7,278
KKR & Co. LP	15,741	FedFundEffective Plus 0.30%	Maturity	USD	321	3/06/19	68,782
KKR & Co. LP	13,869	FedFundEffective Plus 0.30%	Maturity	USD	276	3/06/19	66,911
KKR & Co. LP	17,188	FedFundEffective Plus 0.30%	Maturity	USD	364	3/06/19	60,047
KKR & Co. LP	17,188	FedFundEffective Plus 0.30%	Maturity	USD	365	3/06/19	59,052
KKR & Co. LP	10,058	FedFundEffective Plus 0.30%	Maturity	USD	205	3/06/19	44,364
KKR & Co. LP	8,024	FedFundEffective Plus 0.30%	Maturity	USD	161	3/06/19	36,059

20 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
KKR & Co. LP	6,549	FedFundEffective Plus 0.30%	Maturity	USD	132	3/06/19	$30,646
KKR & Co. LP	6,362	FedFundEffective Plus 0.30%	Maturity	USD	130	3/06/19	27,209
KKR & Co. LP	12,388	FedFundEffective Plus 0.30%	Maturity	USD	281	3/06/19	26,611
KKR & Co. LP	4,832	FedFundEffective Plus 0.30%	Maturity	USD	96	3/06/19	23,175
KKR & Co. LP	6,040	FedFundEffective Plus 0.30%	Maturity	USD	127	3/06/19	22,064
KKR & Co. LP	6,561	FedFundEffective Plus 0.30%	Maturity	USD	141	3/06/19	21,954
KKR & Co. LP	8,567	FedFundEffective Plus 0.30%	Maturity	USD	193	3/06/19	18,411
KKR & Co. LP	4,461	FedFundEffective Plus 0.30%	Maturity	USD	92	3/06/19	18,064
KKR & Co. LP	5,156	FedFundEffective Plus 0.30%	Maturity	USD	110	3/06/19	17,090
KKR & Co. LP	7,726	FedFundEffective Plus 0.30%	Maturity	USD	176	3/06/19	15,506
KKR & Co. LP	3,351	FedFundEffective Plus 0.30%	Maturity	USD	67	3/06/19	15,489
KKR & Co. LP	3,291	FedFundEffective Plus 0.30%	Maturity	USD	66	3/06/19	14,969
KKR & Co. LP	3,267	FedFundEffective Plus 0.30%	Maturity	USD	65	3/06/19	14,949
KKR & Co. LP	5,708	FedFundEffective Plus 0.30%	Maturity	USD	126	3/06/19	14,833
KKR & Co. LP	7,806	FedFundEffective Plus 0.30%	Maturity	USD	180	3/06/19	13,477
KKR & Co. LP	6,430	FedFundEffective Plus 0.30%	Maturity	USD	147	3/06/19	12,682
KKR & Co. LP	2,514	FedFundEffective Plus 0.30%	Maturity	USD	50	3/06/19	11,496
KKR & Co. LP	4,641	FedFundEffective Plus 0.30%	Maturity	USD	106	3/06/19	9,351
KKR & Co. LP	5,830	FedFundEffective Plus 0.30%	Maturity	USD	136	3/06/19	8,971
KKR & Co. LP	1,667	FedFundEffective Plus 0.30%	Maturity	USD	33	3/06/19	7,578
KKR & Co. LP	3,479	FedFundEffective Plus 0.30%	Maturity	USD	79	3/06/19	7,330
KKR & Co. LP	2,409	FedFundEffective Plus 0.30%	Maturity	USD	53	3/06/19	7,175
KKR & Co. LP	2,409	FedFundEffective Plus 0.30%	Maturity	USD	53	3/06/19	6,979
KKR & Co. LP	2,361	FedFundEffective Plus 0.30%	Maturity	USD	53	3/06/19	5,942
KKR & Co. LP	2,361	FedFundEffective Plus 0.30%	Maturity	USD	53	3/06/19	5,528
KKR & Co. LP	2,735	FedFundEffective Plus 0.30%	Maturity	USD	63	3/06/19	4,490

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
KKR & Co. LP	1,858	FedFundEffective Plus 0.30%	Maturity	USD	42	3/06/19	$4,140
KKR & Co. LP	1,649	FedFundEffective Plus 0.30%	Maturity	USD	37	3/06/19	3,727
KKR & Co. LP	2,504	FedFundEffective Plus 0.30%	Maturity	USD	59	3/06/19	2,675
KKR & Co. LP	5,097	FedFundEffective Plus 0.30%	Maturity	USD	124	3/06/19	2,020
KKR & Co. LP	343	FedFundEffective Plus 0.30%	Maturity	USD	7	3/06/19	1,640
KKR & Co. LP	61	FedFundEffective Plus 0.30%	Maturity	USD	1	3/06/19	197
KKR & Co. LP	1,896	FedFundEffective Plus 0.30%	Maturity	USD	47	3/06/19	(51)

							$887,428

(a)	Non-income producing security.

(b)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Illiquid security.

(e)	Fair valued by the Adviser.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Glossary:

ETF – Exchange Traded Fund

FedFundEffective – Federal Funds Effective Rate

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

22 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

June 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $682,930,301)	$696,469,796	(a)
Affiliated issuers (cost $287,578,354—including investment of cash collateral for securities loaned of $17,963,715)	287,578,354
Cash collateral due from broker	3,981,600
Foreign currencies, at value (cost $6)	6
Receivable for investment securities sold	6,738,726
Deposit at broker for securities sold short	31,221,073
Receivable for capital stock sold	1,686,736
Unrealized appreciation on total return swaps	887,479
Affiliated dividends receivable	302,266
Unaffiliated dividends and interest receivable	277,845
Other assets	143,633

Total assets	1,029,287,514

Liabilities
Due to custodian	35,347
Payable for securities sold short, at value (proceeds received $25,581,590)	25,851,120
Payable for collateral received on securities loaned	17,289,965
Payable for investment securities purchased	16,585,235
Advisory fee payable	1,152,049
Collateral due to Securities Lending Agent	673,750
Payable for capital stock redeemed	542,252
Distribution fee payable	101,295
Dividend expense payable	75,209
Payable for variation margin on futures	24,885
Transfer Agent fee payable	22,348
Administrative fee payable	13,601
Unrealized depreciation on total return swaps	51
Accrued expenses	143,141

Total liabilities	62,510,248

Net Assets	$966,777,266

Composition of Net Assets
Capital stock, at par	$7,459
Additional paid-in capital	897,996,950
Accumulated net realized gain on investment and foreign currency transactions	54,094,117
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	14,678,740

	$966,777,266

(a)	Includes securities on loan with a value of $16,586,347 (see Note E).

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 23

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$92,102,686	7,161,600	$12.86	*

C	$98,333,071	7,991,492	$12.30

Advisor	$762,575,392	58,383,444	$13.06

R	$454,643	35,876	$12.67

K	$12,866	1,000.22	$12.86

I	$13,298,608	1,016,194	$13.09

*	The maximum offering price per share for Class A shares was $13.43 which reflects a sales charge of 4.25%.

See notes to financial statements.

24 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended June 30, 2018

Investment Income
Dividends
Unaffiliated issuers	$11,675,212
Affiliated issuers	3,141,821
Interest	115,187
Other income	139,500	$15,071,720

Expenses
Advisory fee (see Note B)	14,210,377
Distribution fee—Class A	257,115
Distribution fee—Class C	1,051,168
Distribution fee—Class R	2,140
Distribution fee—Class K	32
Transfer agency—Class A	72,837
Transfer agency—Class C	74,786
Transfer agency—Advisor Class	515,907
Transfer agency—Class R	1,113
Transfer agency—Class K	25
Transfer agency—Class I	2,511
Custodian	255,215
Audit and tax	72,340
Administrative	64,932
Registration fees	63,010
Legal	50,351
Printing	46,129
Directors’ fees	26,880
Miscellaneous	35,832

Total operating expenses (see Note B)	16,802,700
Dividend expense on securities sold short and interest expense	545,116
Total expenses	17,347,816
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(558,034)

Net expenses		16,789,782

Net investment loss		(1,718,062)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		111,486,228
Securities sold short		(2,611,095)
Futures		(3,387,959)
Swaps		1,342,384
Foreign currency transactions		(15,684)
Net change in unrealized appreciation/depreciation of:
Investments		(13,648,980)
Securities sold short		(399,270)
Futures		489,541
Swaps		650,637
Foreign currency denominated assets and liabilities		(2,836)

Net gain on investment and foreign currency transactions		93,902,966
Contributions from Affiliates (See Note B)		864

Net Increase in Net Assets from Operations		$92,185,768

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2018	Year Ended June 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,718,062)	$(7,091,537)
Net realized gain on investment and foreign currency transactions	106,813,874	82,831,946
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(12,910,908)	1,762,273
Contributions from Affiliates (see Note B)	864	– 0	–

Net increase in net assets from operations	92,185,768	77,502,682
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(5,268,089)	– 0	–
Class C	(5,436,469)	– 0	–
Advisor Class	(35,550,155)	– 0	–
Class R	(21,780)	– 0	–
Class K	(645)	– 0	–
Class I	(609,069)	– 0	–
Capital Stock Transactions
Net decrease	(7,684,646)	(304,361,022)

Total increase (decrease)	37,614,915	(226,858,340)
Net Assets
Beginning of period	929,162,351	1,156,020,691

End of period (including undistributed net investment income of $0 and $0, respectively)	$966,777,266	$929,162,351

See notes to financial statements.

26 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 28 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Long/Short Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for

28 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$156,377,427		$	– 0	–	$	– 0	–	$156,377,427
Consumer Discretionary	95,335,089			3,077,776			– 0	–	98,412,865
Financials	92,358,803			– 0	–		– 0	–	92,358,803
Industrials	83,924,773			– 0	–		– 0	–	83,924,773
Health Care	80,557,441			– 0	–		– 0	–	80,557,441
Energy	57,543,900			– 0	–		– 0	–	57,543,900
Real Estate	24,717,304			– 0	–		– 0	–	24,717,304
Utilities	23,435,327			– 0	–		– 0	–	23,435,327
Consumer Staples	20,871,779			– 0	–		– 0	–	20,871,779
Materials	17,288,232			– 0	–		– 0	–	17,288,232
Telecommunication Services	10,916,364			– 0	–		– 0	–	10,916,364
Investment Companies	17,871,939			– 0	–		– 0	–	17,871,939
Preferred Stocks	– 0	–		– 0	–		5,210,458		5,210,458
Short-Term Investments:
Investment Companies	269,614,639			– 0	–		– 0	–	269,614,639
U.S. Treasury Bills	– 0	–		6,983,184			– 0	–	6,983,184
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	17,963,715			– 0	–		– 0	–	17,963,715

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Investment Companies	$(19,187,170)		$	– 0	–	$	– 0	–	$(19,187,170)
Common Stocks(a)	(6,663,950)			– 0	–		– 0	–	(6,663,950)

Total Investments in Securities	942,925,612			10,060,960			5,210,458		958,197,030
Other Financial Instruments(b):
Assets:
Futures	521,716			– 0	–		– 0	–	521,716 (c)
Total Return Swaps	– 0	–		887,479			– 0	–	887,479
Liabilities:
Total Return Swaps	– 0	–		(51)			– 0	–	(51)

Total(d)	$943,447,328			$10,948,388			$5,210,458		$959,606,174

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Preferred Stocks		Total
Balance as of 6/30/17	$3,588,477		$3,588,477
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	942,323		942,323
Purchases	679,658		679,658
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 6/30/18	$5,210,458		$5,210,458

Net change in unrealized appreciation/depreciation from investments held as of 6/30/18(a)	$942,323		$942,323

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed

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NOTES TO FINANCIAL STATEMENTS (continued)

income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the first $2.5 billion and 1.475% thereafter of the Fund’s average daily net assets. Effective February 3, 2017, the advisory fee was reduced from 1.70% to 1.50% of the first $2.5 billion and 1.60% to 1.475% thereafter of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding dividend expense, borrowing costs and brokerage expense on securities sold short) on an annual basis (the “Expense Caps”) to 1.90%, 2.65%, 1.65%, 2.15%, 1.90% and 1.65%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Effective February 3, 2017, the Expense Caps were reduced from 2.20% to 1.90%, 2.95% to 2.65%, 1.95% to 1.65%, 2.45% to 2.15%, 2.20% to 1.90% and 1.95% to 1.65%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended June 30, 2018, such reimbursements/waivers amounted to $764.

During the year ended June 30, 2018, the Adviser reimbursed the Portfolio $864 for trading losses incurred due to trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2018, the reimbursement for such services amounted to $64,932.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $151,020 for the year ended June 30, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,442 from the sale of Class A shares and received $1,893 and $2,233 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2018, such waiver amounted to $536,576.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2018 is as follows:

Fund	Market Value 6/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$266,494	$659,869	$656,749	$269,614	$2,980
Government Money Market Portfolio*	1,345	261,822	245,203	17,964	162

Total				$287,578	$3,142

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended June 30, 2018 amounted to $989,746, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,377,156, $6,389 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2018, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 1,941,486,641	$2,004,222,139	$410,204,839	$481,158,580

There were no purchases or sales of U.S. government and government agency obligations for the year ended June 30, 2018.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Depreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Depreciation
Cost of Investments	Appreciation on Investments	Depreciation on Investments
$ 986,503,630	$29,456,091	$(31,024,142)	$(1,568,051)	$(581,944	)(a)	$(2,149,995)

(a)	Gross unrealized appreciation was $36,102 and gross unrealized depreciation was $(618,046), resulting in net unrealized depreciation of $(581,944).

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended June 30, 2018, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as

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NOTES TO FINANCIAL STATEMENTS (continued)

described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or

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NOTES TO FINANCIAL STATEMENTS (continued)

index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended June 30, 2018, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended June 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$ 521,716	*

Equity contracts	Unrealized appreciation on total return swaps	887,479		Unrealized depreciation on total return swaps	$51

Total		$1,409,195			$51

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,387,959)	$489,541

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,342,384	650,637

Total		$(2,045,575)	$1,140,178

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2018:

Futures:
Average original value of sale contracts	$30,161,508	(a)
Total Return Swaps:
Average notional amount	$5,653,648

(a)	Positions were open for eleven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Morgan Stanley Capital Services LLC	$887,479	$(51)	$	– 0	–	$	– 0	–	$887,428

Total	$887,479	$(51)	$	– 0	–	$	– 0	–	$887,428	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Morgan Stanley Capital Services LLC	$51	$(51)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$51	$(51)	$	– 0	–	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2018, the Fund had securities on loan with a value of $16,586,347 and had received cash collateral which has been invested into Government Money Market Portfolio of $17,963,715. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0 and $161,983 from the borrowers and Government Money Market Portfolio, respectively, for the year ended June 30, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2018, such waiver amounted to $20,694. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended June 30, 2018	Year Ended June 30, 2017		Year Ended June 30, 2018	Year Ended June 30, 2017

Class A
Shares sold	1,668,946	1,470,451		$21,309,926	$17,484,612

Shares issued in reinvestment of distributions	352,879	– 0	–	4,428,640	– 0	–

Shares converted from Class C	2,063	36,048		26,126	438,516

Shares redeemed	(4,135,136)	(6,802,494)		(52,463,704)	(80,665,383)

Net decrease	(2,111,248)	(5,295,995)		$(26,699,012)	$(62,742,255)

Class C
Shares sold	476,143	479,206		$5,856,297	$5,495,405

Shares issued in reinvestment of distributions	403,797	– 0	–	4,869,795	– 0	–

Shares converted to Class A	(2,147)	(37,275)		(26,126)	(438,516)

Shares redeemed	(2,249,035)	(5,506,099)		(27,426,851)	(62,928,210)

Net decrease	(1,371,242)	(5,064,168)		$(16,726,885)	$(57,871,321)

Advisor Class
Shares sold	15,698,890	16,674,164		$202,798,318	$200,190,446

Shares issued in reinvestment of distributions	2,194,356	– 0	–	27,934,150	– 0	–

Shares redeemed	(15,196,275)	(31,948,016)		(195,965,072)	(381,643,335)

Net increase (decrease)	2,696,971	(15,273,852)		$34,767,396	$(181,452,889)

Class R
Shares sold	5,086	11,304		$63,819	$130,662

Shares issued in reinvestment of distributions	1,758	– 0	–	21,780	– 0	–

Shares redeemed	(3,180)	(40,806)		(40,136)	(473,192)

Net increase (decrease)	3,664	(29,502)		$45,463	$(342,530)

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 43

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares				Amount
	Year Ended June 30, 2018		Year Ended June 30, 2017		Year Ended June 30, 2018			Year Ended June 30, 2017

Class K
Shares sold	– 0	–	15		$	– 0	–	$180

Shares issued in reinvestment of distributions	0	(a)	– 0	–		0	(b)	– 0	–

Shares redeemed	– 0	–	(1,717)			– 0	–	(19,864)

Net decrease	– 0	–	(1,702)		$	– 0	–	$(19,684)

Class I
Shares sold	30,192		2,167			$394,419		$27,000

Shares issued in reinvestment of distributions	47,546		– 0	–		606,208		– 0	–

Shares redeemed	(5,529)		(162,865)			(72,235)		(1,959,343)

Net increase (decrease)	72,209		(160,698)			$928,392		$(1,932,343)

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

NOTE G

Risks Involved in Investing in the Fund

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts,

44 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2018 and June 30, 2017 were as follows:

	2018		2017
Distributions paid from:
Ordinary income	$46,886,207		$	– 0	–
Net long-term capital gains	– 0	–		– 0	–

Total taxable distributions paid	$46,886,207		$	– 0	–

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 45

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$70,923,222
Unrealized appreciation/(depreciation)	(2,150,364	)(a)

Total accumulated earnings/(deficit)	$68,772,858

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and passive foreign investment companies (PFICs), foreign currency reclassifications, contributions from the Adviser, the disallowance of a net operating loss, the utilization of earnings and profits, and tax reclassifications of earnings from short sales resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

46 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 12.28		$ 11.40		$ 11.77		$ 12.12		$ 10.92

Income From Investment Operations
Net investment loss(a)	(.04	)(b)	(.09	)(b)	(.11	)(b)	(.16)		(.10	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.26		.97		.12		.31		1.47
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.22		.88		.01		.15		1.37

Less: Distributions
Distributions from net realized gain on investment transactions	(.64)		– 0	–	(.38)		(.50)		(.17)

Net asset value, end of period	$ 12.86		$ 12.28		$ 11.40		$ 11.77		$ 12.12

Total Return
Total investment return based on net asset value(e)	10.10%		7.72%		.02%		1.31%		12.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$92,102		$113,847		$166,015		$308,235		$480,571
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)†	1.88%		2.11%		2.29%		2.27%		2.31%
Expenses, before waivers/reimbursements(f)(g)†	1.94%		2.18%		2.30%		2.27%		2.36%
Net investment loss	(.30	)%(b)	(.77	)%(b)	(.98	)%(b)	(1.34)%		(.88	)%(c)
Portfolio turnover rate (excluding securities sold short)	291%		295%		329%		535%		581%
Portfolio turnover rate (including securities sold short)	346%		528%		519%		718%		673%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.07%		.08%		– 0	–	– 0	–	– 0	–

See footnote summary on page 53.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 11.86		$ 11.09		$ 11.55		$ 11.99		$ 10.88

Income From Investment Operations
Net investment loss(a)	(.13	)(b)	(.18	)(b)	(.19	)(b)	(.25)		(.19)
Net realized and unrealized gain on investment and foreign currency transactions	1.21		.95		.11		.31		1.47
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.08		.77		(.08)		.06		1.28

Less: Distributions
Distributions from net realized gain on investment transactions	(.64)		– 0	–	(.38)		(.50)		(.17)

Net asset value, end of period	$ 12.30		$ 11.86		$ 11.09		$ 11.55		$ 11.99

Total Return
Total investment return based on net asset value(e)	9.34%		6.94%		(.78)%		.56%		11.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$98,333		$111,027		$159,990		$232,110		$182,059
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)†	2.63%		2.86%		3.05%		3.04%		3.06%
Expenses, before waivers/reimbursements(f)(g)†	2.69%		2.94%		3.06%		3.04%		3.06%
Net investment loss	(1.05	)%(b)	(1.53	)%(b)	(1.73	)%(b)	(2.09)%		(1.64)%
Portfolio turnover rate (excluding securities sold short)	291%		295%		329%		535%		581%
Portfolio turnover rate (including securities sold short)	346%		528%		519%		718%		673%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.07%		.08%		– 0	–	– 0	–	– 0	–

See footnote summary on page 53.

48 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended June 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 12.43		$ 11.51		$ 11.86		$ 12.17		$ 10.94

Income From Investment Operations
Net investment loss(a)	(.01	)(b)	(.06	)(b)	(.08	)(b)	(.13)		(.07)
Net realized and unrealized gain on investment and foreign currency transactions	1.28		.98		.11		.32		1.47
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.27		.92		.03		.19		1.40

Less: Distributions
Distributions from net realized gain on investment transactions	(.64)		– 0	–	(.38)		(.50)		(.17)

Net asset value, end of period	$ 13.06		$ 12.43		$ 11.51		$ 11.86		$ 12.17

Total Return
Total investment return based on net asset value(e)	10.39%		7.99%		.27%		1.56%		12.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$762,575		$692,136		$816,563		$1,189,226		$810,892
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)†	1.64%		1.86%		2.05%		2.04%		2.06%
Expenses, before waivers/reimbursements(f)(g)†	1.69%		1.94%		2.06%		2.04%		2.06%
Net investment loss	(.04	)%(b)	(.53	)%(b)	(.73	)%(b)	(1.09)%		(.63)%
Portfolio turnover rate (excluding securities sold short)	291%		295%		329%		535%		581%
Portfolio turnover rate (including securities sold short)	346%		528%		519%		718%		673%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.07%		.08%		– 0	–	– 0	–	– 0	–

See footnote summary on page 53.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 49

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended June 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 12.14		$ 11.30		$ 11.70		$ 12.07		$ 10.91

Income From Investment Operations
Net investment loss(a)	(.07	)(b)	(.13	)(b)	(.14	)(b)	(.18)		(.13)
Net realized and unrealized gain on investment and foreign currency transactions	1.24		.97		.12		.31		1.46
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.17		.84		(.02)		.13		1.33

Less: Distributions
Distributions from net realized gain on investment transactions	(.64)		– 0	–	(.38)		(.50)		(.17)

Net asset value, end of period	$ 12.67		$ 12.14		$ 11.30		$ 11.70		$ 12.07

Total Return
Total investment return based on net asset value(e)	9.80%		7.43%		(.25)%		1.15%		12.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$455		$391		$698		$630		$121
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)†	2.15%		2.44%		2.54%		2.57%		2.56%
Expenses, before waivers/reimbursements(f)(g)†	2.38%		2.56%		2.55%		2.57%		2.56%
Net investment loss	(.55	)%(b)	(1.09	)%(b)	(1.20	)%(b)	(1.55)%		(1.12)%
Portfolio turnover rate (excluding securities sold short)	291%		295%		329%		535%		581%
Portfolio turnover rate (including securities sold short)	346%		528%		519%		718%		673%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.07%		.08%		– 0	–	– 0	–	– 0	–

See footnote summary on page 53.

50 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended June 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 12.28		$ 11.40		$ 11.78		$ 12.11		$ 10.92

Income From Investment Operations
Net investment loss(a)	(.04	)(b)	(.10	)(b)	(.11	)(b)	(.16)		(.12	)(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.26		.98		.11		.33		1.48
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.22		.88		– 0	–	.17		1.36

Less: Distributions
Distributions from net realized gain on investment transactions	(.64)		– 0	–	(.38)		(.50)		(.17)

Net asset value, end of period	$ 12.86		$ 12.28		$ 11.40		$ 11.78		$ 12.11

Total Return
Total investment return based on net asset value(e)	10.10%		7.72%		.01%		1.40%		12.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13		$12		$31		$30		$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)†	1.90%		2.14%		2.27%		2.31%		2.31%
Expenses, before waivers/reimbursements(f)(g)†	2.05%		2.23%		2.28%		2.31%		2.33%
Net investment loss	(.32	)%(b)	(.83	)%(b)	(.94	)%(b)	(1.33)%		(.99	)%(b)
Portfolio turnover rate (excluding securities sold short)	291%		295%		329%		535%		581%
Portfolio turnover rate (including securities sold short)	346%		528%		519%		718%		673%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.07%		.08%		– 0	–	– 0	–	– 0	–

See footnote summary on page 53.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 51

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended June 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 12.45		$ 11.52		$ 11.86		$ 12.16		$ 10.93

Income From Investment Operations
Net investment income (loss)(a)	.00	(b)(d)	(.06	)(b)	(.08	)(b)	(.12)		(.08	)(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.28		.99		.12		.32		1.48
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.28		.93		.04		.20		1.40

Less: Distributions
Distributions from net realized gain on investment transactions	(.64)		– 0	–	(.38)		(.50)		(.17)

Net asset value, end of period	$ 13.09		$ 12.45		$ 11.52		$ 11.86		$ 12.16

Total Return
Total investment return based on net asset value(e)	10.46%		8.07%		.27%		1.73%		12.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,299		$11,749		$12,724		$23,250		$34,519
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)†	1.58%		1.82%		1.97%		1.97%		2.07%
Expenses, before waivers/reimbursements(f)(g)†	1.64%		1.90%		1.98%		1.97%		2.09%
Net investment income (loss)	.01	%(b)	(.49	)%(b)	(.67	)%(b)	(1.03)%		(.71	)%(b)
Portfolio turnover rate (excluding securities sold short)	291%		295%		329%		535%		581%
Portfolio turnover rate (including securities sold short)	346%		528%		519%		718%		673%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.07%		.08%		– 0	–	– 0	–	– 0	–

See footnote summary on page 53.

52 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived by the Distributor.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude non- operating expenses:

	Year Ended June 30,
	2018	2017	2016	2015	2014

Class A
Net of waivers/reimbursements	1.83%	1.94%	2.09%	2.09%	2.17%
Before waivers/reimbursements	1.88%	2.01%	2.09%	2.09%	2.22%
Class C
Net of waivers/reimbursements	2.58%	2.69%	2.84%	2.85%	2.92%
Before waivers/reimbursements	2.64%	2.76%	2.84%	2.85%	2.92%
Advisor Class
Net of waivers/reimbursements	1.58%	1.68%	1.84%	1.85%	1.92%
Before waivers/reimbursements	1.64%	1.76%	1.84%	1.85%	1.92%
Class R
Net of waivers/reimbursements	2.09%	2.28%	2.32%	2.34%	2.44%
Before waivers/reimbursements	2.33%	2.40%	2.32%	2.34%	2.44%
Class K
Net of waivers/reimbursements	1.84%	1.98%	2.05%	2.07%	2.19%
Before waivers/reimbursements	2.00%	2.08%	2.05%	2.07%	2.22%
Class I
Net of waivers/reimbursements	1.53%	1.64%	1.77%	1.78%	1.95%
Before waivers/reimbursements	1.59%	1.72%	1.77%	1.78%	1.97%

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2018 and June 30, 2017, such waiver amounted to .06% and .07%, respectively.

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 53

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Select US Long/Short Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Select US Long/Short Portfolio (the “Fund”), one of the funds constituting AB Cap Fund, Inc. (the “Company”), as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Select US Long/Short Portfolio (one of the funds constituting AB Cap Fund, Inc.) at June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 27, 2018

54 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2018. For corporate shareholders, 26.05% of dividends paid qualify for the dividends received deduction. For individual shareholders, the fund designates 24.67% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 55

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Kurt A. Feuerman(2), Vice President

Anthony Nappo(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s portfolio managers. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 58 (2012)	Senior Vice President of the Adviser and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,# Chairman of the Board 76 (2012)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,# 74 (2012)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,# 85 (2012)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,# 70 (2012)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman at the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,# 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,# 66 (2012)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	94	None

Earl D. Weiner,# 79 (2012)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, Jr. 58	President and Chief Executive Officer	See biography above.

Kurt A. Feuerman 62	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Anthony Nappo 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke, 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Long/Short Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has

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dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable. The directors noted that the reduction in the advisory fee rate effective since February 3, 2017 would likely impact the Adviser’s profitability analysis in future years.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective since February 3, 2017) with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the

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materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect the reduction in the Fund’s expense ratio

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effective since February 3, 2017, when the advisory rate was reduced and the Adviser had set the Fund’s expense cap at a correspondingly lower level. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s pro forma expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

All China Equity Portfolio

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SULS-0151-0618

ITEM 2. CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Select US Equity	2017	$31,889	$20	$19,258
	2018	$33,639	$17	$22,894
AB Select US Long/Short	2017	$36,098	$66	$20,455
	2018	$37,848	$63	$23,253
AB Concentrated Growth	2017	$21,212	$26	$14,425
	2018	$21,212	$25	$15,846
AB Concentrated International Growth	2017	$25,735	$2,500	$12,758
	2018	$25,735	$—	$19,301
AB Global Core Equity	2017	$41,926	$19	$24,144
	2018	$41,926	$23	$22,446
AB Emerging Market Core	2017	$41,925	$—	$21,128
	2018	$41,926	$—	$32,183
AB International Strategic Core	2017	$42,328	$—	$11,491
	2018	$44,953	$—	$25,854

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Select US Equity	2017	$548,183	$19,278
			$(20)
			$(19,258)
	2018	$849,601	$22,911
			$(17)
			$(22,894)
AB Select US Long/Short	2017	$549,360	$20,455
			$—
			$(20,455)
	2018	$850,006	$23,316
			$(63)
			$(23,253)
AB Concentrated Growth	2017	$543,356	$14,451
			$(26)
			$(14,425)
	2018	$842,561	$15,871
			$(25)
			$(15,846)
AB Concentrated International Growth	2017	$544,163	$15,258
			$(2,500)
			$(12,758)
	2018	$845,991	$19,301
			$—
			$(19,301)
AB Global Core Equity	2017	$553,049	$24,163
			$(19)
			$(24,144)
	2018	$849,159	$22,469
			$(23)
			$(22,446)
AB Emerging Market Core	2017	$550,033	$21,128
			$—
			$(21,128)
	2018	$858,873	$32,183
			$—
			$(32,183)
AB International Strategic Core	2017	$540,396	$11,491
			$—
			$(11,491)
	2018	$852,544	$25,854
			$—
			$(25,854)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 29, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 29, 2018